Registration Statement No. 333-96521
811-07411

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 5

And/Or

REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940
Amendment No. 38

THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
(Exact name of Registrant)

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Name of Depositor)

One Cityplace, Hartford, Connecticut 06103-3415
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including area code:  (860) 308-1000

ERNEST J. WRIGHT
The Travelers Life and Annuity Company
One Cityplace
Hartford, Connecticut 06103-3415
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

[ X ]	on May 1, 2003 pursuant to paragraph (b)

[ ]	___ days after filing pursuant to paragraph (a)(1)

[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[    ]      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Information Required in a Prospectus

TRAVELERS VARIABLE LIFE ACCUMULATOR
Flexible Premium Variable Life Insurance Policies - May 1, 2003 Prospectus
Issued to Individuals by:
The Travelers Insurance Company — The Travelers Fund UL (a separate account)
or
The Travelers Life and Annuity Company — The Travelers Fund UL II (a separate account)

This prospectus describes information you should know before you purchase Travelers Variable Life Accumulator. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy’s primary features. Some policy features may not be available in some states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law. We use certain terms throughout this prospectus, which are defined in Appendix A. The language of the Policy itself determines your rights and obligations under the Policy.

As a life insurance policy, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of Investment Options, which, in turn, invest in professionally managed Mutual Funds (the Funds, listed below). A fixed rate option (the Fixed Account) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund	Pioneer Variable Contracts Trust
Managed Assets Trust	Pioneer Mid Cap Value VCT Portfolio — Class II Shares
Money Market Portfolio (Travelers)	Putnam Variable Trust
AllianceBernstein Variable Product Series Fund, Inc.	Putnam VT International Equity Fund — Class IB Shares(4)
AllianceBernstein Premier Growth Portfolio — Class B(1)	Putnam VT Small Cap Value Fund — Class IB Shares
American Funds Insurance Series	Scudder Investment VIT Funds
Global Growth Fund — Class 2 Shares	EAFE® Equity Index Fund — Class A Shares
Growth Fund — Class 2 Shares	Small Cap Index Fund — Class A Shares
Growth-Income Fund — Class 2 Shares	The Travelers Series Trust
Ayco Series Trust	Convertible Securities Portfolio
Ayco Growth Fund	Equity Income Portfolio
Credit Suisse Trust	Large Cap Portfolio
Emerging Markets Portfolio	MFS Mid Cap Growth Portfolio
Dreyfus Variable Investment Fund	Pioneer Fund Portfolio(5)
Variable Investment Fund — Appreciation Portfolio — Initial Shares	U.S. Government Securities Portfolio
Variable Investment Fund — Developing Leaders Portfolio — Initial Shares(2)	Travelers Series Fund Inc.
Franklin Templeton Variable Insurance Products Trust	AIM Capital Appreciation Portfolio
Franklin Small Cap Fund — Class 2 Shares	Alliance Growth Portfolio
Mutual Shares Securities Fund — Class 2 Shares	MFS Total Return Portfolio
Templeton Foreign Securities Fund — Class 2 Shares	Putnam Diversified Income Portfolio
Greenwich Street Series Fund	Smith Barney Aggressive Growth Portfolio
Equity Index Portfolio — Class I Shares	Smith Barney High Income Portfolio
Fundamental Value Portfolio	Smith Barney Large Cap Value Portfolio
Janus Aspen Series	Smith Barney Large Capitalization Growth Portfolio
Global Technology Portfolio — Service Shares	Van Kampen Life Investment Trust
Mid Cap Growth Portfolio — Service Shares(2)	Comstock Portfolio Class II Shares
Worldwide Growth Portfolio — Service Shares	Emerging Growth Portfolio Class I Shares
Lazard Retirement Series, Inc.	Variable Insurance Products Fund II
Lazard Retirement Small Cap Portfolio	Contrafund® Portfolio — Service Class
PIMCO Variable Insurance Trust	Variable Insurance Products Fund III
Total Return Portfolio — Administrative Class	Mid Cap Portfolio — Service Class 2

______________

(1)	Formerly Alliance Premier Growth Portfolio — Class B	(4)	Formerly Putnam VT Voyager II Fund — Class IB Shares
(2)	Formerly Small Cap Portfolio — Initial Shares	(5)	Formerly Putnam VT International Growth Fund — Class IB Shares
(3)	Formerly Aggressive Growth Portfolio — Service Shares

To learn more about the Policy you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Policy Holder Services, P.O. Box 990019, Hartford, Connecticut 06199-0019, call 1-800-334-4298 or access the SEC’s website (http://www.sec.gov).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

Table of Contents

Summary of Principal Policy Benefits and Risks	4
Policy Summary	4
Principal Policy Benefits	4
Principal Policy Risks	6
Fund Company Risks	7
Fee Tables	8
Transaction Fees	8
Periodic Charges other than Fund Operating Expenses	9
Charges for Optional Riders	10
Fund Charges and Expenses	13
Description of the Companies, Separate Accounts and Funds	16
The Insurance Companies	16
The Separate Accounts and Their Investment Options	17
The Funds	17
Voting Rights	21
Conflicts of Interest	21
The Fixed Account	22
Policy Charges and Deductions	22
Charges Against Premium	23
Charges Against Cash Value	23
Charges Against the Separate Account	24
Fund Charges	24
Modification, Reserved Rights and Other Charges	25
Policy Description	25
Similar Policy Availability	25
Applying for a Policy	26
When Coverage Begins	26
Right to Cancel (free look period)	26
Tax Free ‘Section 1035’ Exchanges	27
Ownership/Policy Rights	27
Premiums	28
Amount, Frequency and Duration of Premium Payments	28
Allocation of Premium Payments	29
Values Under Your Policy	29
Cash Value	29
Investment Option Valuation	29
Fixed Account Valuation	30
Loan Account Valuation	31
Transfers	31
Transfers of Cash Value	31
Transfer of Cash Value from the Fixed Account to the Investment Options	32
Transfer of Cash Value from the Investment Options to the Fixed Account	32
Telephone Transfers	32
Dollar Cost Averaging (DCA Program)	32
Portfolio Rebalancing	32

Death Benefit	33
Death Benefit Examples	33
Changing the Death Benefit Option	34
Paying the Death Benefit and Payment Options	34
Benefits at Maturity	35
Other Benefits	35
Exchange Option	35
Riders (Supplemental Insurance Benefits)	35
Policy Surrenders	37
Full Surrender	37
Partial Surrender	38
Policy Loans	38
Loan Conditions	38
Effects of Loans	39
Lapse and Reinstatement	39
Lapse	39
Grace Period	39
Lapse Protection Guarantee Rider	40
Reinstatement	40
Federal Tax Considerations	40
Potential Benefits of Life Insurance	40
Tax Status of the Policy	41
Tax Treatment of Policy Benefits	42
Other Tax Considerations	44
Insurable Interest	44
The Company’s Income Taxes	44
Alternative Minimum Tax	44
Other Policy Information	44
Payment and Suspension of Valuation	44
Policy Statements	45
Limits on Right to Contest and Suicide Exclusion	45
Misstatement as to Sex and Age	45
Policy Changes	45
Distribution	46
Emergency Procedure	46
Legal Proceedings	46
Financial Statements	46
Appendix A: Glossary of terms used throughout this prospectus	A-1
Appendix B: Surrender Penalties for all Policies except those issued in New York	B-1
Appendix C: Surrender Penalties for all Policies issued in New York	C-1
Appendix D: Illustrations	D-1

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus.

Policy Summary

Travelers Variable Life Accumulator is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

Principal Policy Benefits

    Death Benefit

    We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (the Stated Amount) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (the Minimum Amount Insured). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

    In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

      Option 1 — Level Option: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured
      Option 2 — Variable Option: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

    The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

    Policy Surrenders (Withdrawals)

    You may withdraw some or all of your money from your Policy (minus any applicable charges and fees). After the first Policy Year, we will not assess a Surrender Charge on partial surrenders up to 10% of the greater of the Cash Value or premiums paid (less any partial surrenders made in the same Policy Year).

    Policy Loans

    You may borrow against your Policy using your Policy as collateral.

    The Investment Options and the Corresponding Funds

    You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

    The Fixed Account

    You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.

    Flexible Premium Payments

    After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

    Payment Options

    You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump-sum or various periodic payments) to receive the Policy Proceeds.

    Tax-Free Death Benefit

    Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

    Right to Cancel Period

    We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

    Dollar Cost Averaging

    Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

    Portfolio Rebalancing

    This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

    Exchange Option

    During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

    Riders (Supplemental Insurance Benefits)

    You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see “Other Benefits” for descriptions of all the riders.

    Personalized Illustrations

    You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Cash Value and Death Benefit can change over time and how the investment performance of the Funds impact the Cash Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

Principal Policy Risks

    Poor Fund Performance (Investment Risk)

    The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

    Tax Risks

    We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

    Policy Lapse

    There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

    Policy Withdrawal Limitations

    Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

    Effects of Policy Loans

    A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

    Credit Risk

    The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company’s financial ability to fulfill their obligations. You should review the Company’s financial statements, which are available upon request and are attached to the Statement of Additional Information.

    Increase in Current Fees and Expenses

    Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

    Policy is not Suited for Short-Term Investment

    We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

Fund Company Risks

    A comprehensive discussion of the risks of each Fund may be found in each Fund Company’s prospectus.
    Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

    A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

    There is no assurance that any of the Funds will achieve their stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured’s characteristics, such as age or rating classification, the charge for a Sample Insured.

Transaction Fees

Charge	When we Deduct the Charge	Amount Deducted

Front-End Sales Charge on Stated Amounts	Upon receipt of each	Current Charge:	2.50% of each Premium Payment
Plus Primary Insured Term Rider $50,000 – $4,999,999	Premium Payment	Guaranteed Charge:	2.50% of each Premium Payment

Sales Charge on Stated Amounts	Not applicable	Current Charge:	0%
Plus Primary Insured Term Rider $5,000,000+		Guaranteed Charge:	0%

Premium Tax Charge	Upon receipt of each	Current Charge:	2.25% of each Premium Payment
	Premium Payment	Guaranteed Charge:	2.25% of each Premium Payment

Federal Deferred Acquisition Cost	Upon receipt of each	Current Charge:	1.25% of each Premium Payment
Charge	Premium Payment	Guaranteed Charge:	1.25% of each Premium Payment

Surrender Charge(1) (decreases over a 10-year period - see also Appendix B and Appendix C)	When you fully or partially surrender your Policy within the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount	Current Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $2.04(2) Maximum: $25.40(3)
	After the first policy year, there is no charge for partial surrenders up to the greater of 10% of premium or 10% of Cash Value.	Guaranteed Charge:	Rates per $1000 of Stated Amount for First Year of Coverage: Minimum: $2.04(2) Maximum: $25.4(3)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Rates per $1000 of Stated Amount for First Year of Coverage: Current: $6.41 Guaranteed: $6.41

Decrease of Stated Amount (decreases over a 10-year period – see also Appendix B and Appendix C)(1)	When a decrease in Stated Amount is requested	Current Charge:	Rates per $1000 of decrease in Stated Amount for the First Year of Coverage: Minimum: $2.04(2) Maximum: $ 25.40(3)
		Guaranteed Charge:	Rates per $1000 of decrease in Stated Amount for First Year of Coverage: Minimum: $2.04(2) Maximum: $ 25.40(3)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Rates per $1000 of Stated Amount for First Year of Coverage: Current: $6.41 Guaranteed: $6.41

______________

(1)	Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the surrender charges that would apply to you, please contact your agent or registered representative.

(2)	Sample charge for any insured less than a year old regardless of sex, risk class or underwriting.

(3)	Sample charge for any insured age 85-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When we Deduct the Charge	Amount Deducted

Cost of Insurance Charge (COI(1))	Monthly on the Deduction Day	Current Charge:	Rates per $1000 of Net Amount At Risk for the First Year of Coverage: Minimum: $0.0571(2) Maximum: $70.0102(3)
		Guaranteed Charge:	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Minimum: $0.0571(2) Maximum: $77.1471(3)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Current: $0.2202 Guaranteed: $0.3102

Policy Administrative Expense Charges (2 Parts)	Monthly from Cash Value for the first three (3) Policy Years on the Deduction Date and for three (3) Policy Years after an increase in Stated Amount	Current Charge:	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Minimum: $0.05(4) Maximum: $ 0.09(5)
		Guaranteed Charge:	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Minimum: $0.08(6) Maximum: $0.15(5)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Monthly Rate per $1000 of Initial Stated Amount for the first three years of coverage or for the three years following an increase in Stated Amount: Current: $0.08 Guaranteed: $0.08

	Monthly from Cash Value until the Maturity Date	Current Charge:	$6.00 monthly charge until the Maturity Date for Stated Amounts less than $100,000
		Guaranteed Charge:	Same as Current

Mortality and Expense Risk (M&E) Charge	Daily from the unloaned portion of the Cash Value	Current Charge:	0.65% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.20% thereafter
		Guaranteed Charge:	Same as Current

Charge	When we Deduct the Charge	Amount Deducted

Policy Loan Cost	Monthly from the Loan Account	Current Charge:	2.00% on an annual basis on the amount loaned for Policy Years 1-15 and 0.00% on the amount loaned for Policy Years 16 and later(7)
		Guaranteed Charge:	Same as Current

(1)	The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). Cost of Insurance rates generally increase each Policy Year. The cost-of-insurance rates listed do not reflect the addition of any “flat extras”. Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

(2)	Sample charge for a 9-year-old female, non-smoker, preferred plus underwriting class with death benefit option 1.

(3)	Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

(4)	Sample charge for any insured with an issue age less than 48 years old regardless of sex, risk class or underwriting.

(5)	Sample charge for any insured with issue ages between 60-85 years old (inclusive) regardless of sex, risk class or underwriting.

(6)	Sample charge for any insured with an issue age less than 46 years old regardless of sex, risk class or underwriting.

(7)	The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

Charges for Optional Riders

Charge	When we Deduct the Charge	Amount Deducted

Accidental Death Benefit Rider †	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Term Amount: Minimum: $0.0792(3) Maximum: $0.1540(4)
		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount: Minimum: $0.0792(3) Maximum: $0.1540(4)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Monthly Rate per $1000 of Term Amount: Current: $0.1056 Guaranteed: $0.1056

Accelerated Death Benefit Rider		Current Charge:	$150 one time processing fee
		Guaranteed Charge:	Same as Current

Child Term Insurance Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date.	Current Charge:	Monthly Rate per $1000 of Child Term Rider Unit: Without Waiver of Deduction Amount Coverage Rider: $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52
		Guaranteed Charge:	Monthly Rate per $1000 of Child Term Rider Unit: Without Waiver of Deduction Amount Coverage Rider: $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52
		Sample Charge for a 9-year-old male with $10,000 Child Term Rider benefit amount	Monthly Rate per $1000 of Child Term Rider Unit: Without Waiver of Deduction Amount Coverage Rider: $0.50 With Waiver of Deduction Amount Coverage Rider: $0.52

Charge	When we Deduct the Charge	Amount Deducted

Cost of Living Adjustment Rider*	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Rates per $1000 of Net Amount At Risk for the First Year of Coverage: Minimum: $0.0571(1) Maximum: $70.0102(2)
		Guaranteed Charge:	Rates per $1000 of Net Amount At Risk for First Year of Coverage: Minimum: $0.0571(1) Maximum: $77.1471(2)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Monthly Rate per $1000 of Net Amount At Risk for the First Year of Coverage: Current: $0.2202 Guaranteed: $0.3102

Coverage Extension Rider	Not applicable	Current Charge:	No Charge
		Guaranteed Charge:	No Charge

Estate Tax Repeal Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	$25 monthly for the first year
		Guaranteed Charge:	$25 monthly for the first year

Full Surrender Charge Waiver Rider	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	$5 monthly for the first five years
		Guaranteed Charge:	$5 monthly for the first five years

Lapse Protection Guarantee Rider	Not applicable	Current Charge:	No Charge
		Guaranteed Charge:	No Charge

Maturity Extension Rider (available only if Insured’s Issue Age is between 81-85)	Not applicable	Current Charge:	No Charge
		Guaranteed Charge:	No Charge

Primary Insured Term Rider ††	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $0.0571(1) Maximum: $57.8023(2)
		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $0.0571(1) Maximum: $77.1471(2)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Current: $0.2202 Guaranteed: $0.3102

Return of Premium Rider*	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1,000 of Net Amount At Risk the First Year of Coverage: Minimum: $0.0571(1) Maximum: $57.8023(2)
		Guaranteed Charge:	Monthly Rate per $1,000 of Net Amount At Risk the First Year of Coverage: Minimum: $0.0571(1) Maximum: $77.1471(2)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Monthly Rate per $1,000 of Net Amount At Risk the First Year of Coverage: Current: $ 0.2202 Guaranteed: $ 0.3102

Charge	When we Deduct the Charge	Amount Deducted

Specified Amount Payment Rider (Not available in NY)	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Term Amount: Minimum: $0.00322(7) Maximum: $0.01140(8)
		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount: Minimum: $0.00322(7) Maximum: $0.01140(8)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Monthly Rate per $1000 of Term Amount: Current: $0.00553 Guaranteed: $0.00553

Spouse Term Insurance Rider †††	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $0.0571(1) Maximum: $57.8023(2)
		Guaranteed Charge:	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Minimum: $0.0571(1) Maximum: $77.1471(2)
		Sample Charge for a 38-year-old female, non-smoker, preferred plus risk class, with death benefit option 1 and a $140,000 face amount.	Monthly Rate per $1000 of Term Amount for the First Year of Coverage: Current: $ 0.1294 Guaranteed: $ 0.1777

Waiver of Deduction Amount Rider ††††	Monthly from the unloaned portion of the Cash Value on the Deduction Date	Current Charge:	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Minimum: $0.0000(5) Maximum: $0.2587(6)
		Guaranteed Charge:	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Minimum: $0.0000(5) Maximum: $0.2587(6)
		Sample Charge for a 42-year-old male, non-smoker, preferred risk class, with death benefit option 1 and a $700,000 face amount.	Monthly Rate per $1000 of Monthly Deduction Amount for the First Year of Coverage: Current: $0.0157 Guaranteed: $0.0157

______________

(1)	Sample charge for a 9-year-old female, non-smoker, preferred plus underwriting class with death benefit option 1.

(2)	Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

(3)	Sample charge for any insured with an issue age less than 30 years old regardless of sex, risk class or underwriting.

(4)	Sample charge for any insured with issue ages between 60-65 years old (inclusive) regardless of sex, risk class, or underwriting.

(5)	Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting. Please note that this Rider is never free. This Rider does not offer any benefits until age 5 so there is no charge until the Insured is age 5.

(6)	Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.

(7)	Sample charge for any male smoker insured with an issue age less than 23 years old regardless of underwriting.

(8)	Sample charge for a 59-year-old female nonsmoker regardless of underwriting.

†	Minimum benefit amount of $25,000. Maximum limits are $100,000 for issue ages less than 26. Otherwise the maximum limit is $300,000. Rider benefit amount cannot exceed the base stated amount minimum.

††	Minimum benefit amount of $1,000. Maximum limits subject to underwriting. Rider face is subject to a $100,000 base stated amount minimum. Generally, these rates increase each year.

†††	Minimum Face Amount of $50,000. Maximum limits subject to underwriting and cannot exceed the base stated amount minimum. Rider face is subject to a $50,000 base stated amount minimum. Generally, these rates increase each year.

††††	Generally, these rates increase each year.

*	There is no charge for the Rider itself; however there is an additional COI cost resulting from the Rider’s application.

Fund Charges and Expenses

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

We receive payments and/or offsets from some of the Funds, their affiliates and/or service providers for providing administrative or other services for a Fund. These payments vary in amount and currently we receive fees at an annual rate of up to approximately 0.50% of the average net amount invested in a Fund on behalf of Travelers’ Separate Accounts. These payments by the Funds or their affiliates do not result in any charge to you in addition to the Total Operating Expenses disclosed for each Fund below.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses, as a percentage of average daily net assets, as of December 31, 2002, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.27%	3.67%

Investment Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Capital Appreciation Fund	0.81%	—	0.03%	0.84%(1)
Dreyfus Stock Index Fund — Initial Shares†	0.25%	—	0.02%	0.27%
Managed Assets Trust	0.56%	—	0.05%	0.61%(2)
Money Market Portfolio (Travelers)	0.38%	—	0.04%	0.42%(3)
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B*	1.00%	0.25%	0.06%	1.31%
American Funds Insurance Series
Global Growth Fund — Class 2 Shares*	0.67%	0.25%	0.04%	0.96%
Growth Fund — Class 2 Shares*	0.38%	0.25%	0.02%	0.65%
Growth-Income Fund — Class 2 Shares*	0.34%	0.25%	0.01%	0.60%
Ayco Series Trust
Ayco Growth Fund	0.80%	—	2.87%	3.67%(4)
Credit Suisse Trust
Emerging Markets Portfolio	1.25%	—	0.64%	1.89%(5)
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	0.75%	—	0.06%	0.81%
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares*	0.53%	0.25%	0.31%	1.09%(6)
Mutual Shares Securities Fund — Class 2 Shares*	0.60%	0.25%	0.21%	1.06%(6)

Investment Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Templeton Foreign Securities Fund — Class 2 Shares*	0.70%	0.25%	0.20%	1.15%(6)
Templeton Growth Securities Fund — Class 1 Shares†	0.81%	—	0.06%	0.87%(7)
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	0.31%	—	0.05%	0.36%(8)
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(15)
Janus Aspen Series
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.07%	0.97%(10)
Mid Cap Growth Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(9)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%(10)
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio*	0.75%	0.25%	0.42%	1.42%(11)
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	0.25%	—	0.41%	0.66%(12)
Pioneer Variable Contracts Trust
Pioneer Mid Cap Value VCT Portfolio — Class II Shares*	0.65%	0.25%	0.17%	1.07%
Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares*	0.70%	0.25%	0.86%	1.81%
Putnam VT International Equity Fund — Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.12%	1.17%
Scudder Investment VIT Funds
EAFE® Equity Index Fund — Class A Shares	0.45%	—	0.47%	0.92%(13)
Small Cap Index Fund — Class A Shares	0.35%	—	0.26%	0.61%(14)
The Travelers Series Trust
Convertible Securities Portfolio	0.66%	—	0.15%	0.81%(15)
Equity Income Portfolio	0.75%	—	0.09%	0.84%(16)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(17)
MFS Mid Cap Growth Portfolio	0.86%	—	0.07%	0.93%(18)
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(19)
U.S. Government Securities Portfolio	0.38%	—	0.06%	0.44%(1)
Zero Coupon Bond Fund Portfolio Series 2005†	0.16%	—	—	1.27%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(20)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(20)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(20)
Putnam Diversified Income Portfolio	0.75%	—	0.18%	0.93%(20)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.03%	0.83%(21)
Smith Barney High Income Portfolio	0.60%	—	0.09%	0.69%(20)
Smith Barney International All Cap Growth Portfolio†	0.90%	—	0.10%	1.00%(22)
Smith Barney Large Cap Value Portfolio	0.65%	—	0.03%	0.68%(20)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.05%	0.80%

Investment Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Emerging Growth Portfolio Class I Shares	0.70%	—	0.08%	0.78%
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class†	0.48%	—	0.09%	0.57%(23)
Growth Portfolio — Initial Class†	0.58%	—	0.09%	0.67%(24)
High Income Portfolio — Initial Class†	0.58%	—	0.12%	0.70%
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class†	0.53%	—	0.10%	0.63%(25)
Contrafund® Portfolio — Service Class*	0.58%	0.10%	0.10%	0.78%(26)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(27)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
†	Closed to new investors.
#	Expense reimbursements and waivers that are voluntary may be terminated at any time.
Notes
(1)	Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.
(2)	Management fee includes Administration fee. No fees were waived during the period, nor was the Fund reimbursed for expenses. Fund operates under a voluntary expense cap of 1.25%.
(3)	Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.
(4)	The Trust and The Ayco Company, L.P. (the “Advisor”) have entered into an advisory agreement on behalf of the Fund, whereby the Fund pays the Advisor a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Advisor has agreed, through December 31, 2003, to waive or limit its fees and to reimburse other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other expenses not incurred in the ordinary course of the Fund’s business) are limited to an annual rate of 1.00% of the average daily net assets of the fund.
(5)	Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2002, but this may be discontinued at any time. With such reductions, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.15% and 1.40%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2002, net of any fee waivers or expense reimbursements.
(6)	The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
(7)	The Fund administration fee is paid indirectly through the management fee.
(8)	Management fee includes administration fees. Effective June 24, 2002, the Advisory fee for GSS Equity Index Portfolio increased to 0.25% from 0.15%, therefore the actual Management fee for the year was a blended rate of 0.20% plus 0.06% in Administration fees.
(9)	Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements. Formerly, Aggressive Growth Portfolio.
(10)	Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.
(11)	The Fund maintains a voluntary expense cap of 1.25%.
(12)	“Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(13)	The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Fund until April 30, 2005.

     (14)   The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% of the average daily net assets of the Fund until April 30, 2005.

     (15)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (16)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

     (17)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

     (18)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (19)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for adminstrative services.

     (20)   Fund has a voluntary expense cap of 1.25%.

     (21)   Fund has a voluntary expense cap of 1.00%.

     (22)   Fund has a voluntary expense cap of 1.50%.

     (23)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Equity Income Portfolio — Initial Class were 0.56%.

     (24)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Growth Portfolio — Initial Class were 0.61%.

     (25)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Asset Manager Portfolio — Initial Class were 0.61%.

     (26)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class were 0.74%.

     (27)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
AND FUNDS

The Insurance Companies

Please refer to your Policy to determine which Company issued your Policy.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly-owned subsidiary of Citigroup Inc. Each Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

The Separate Accounts and Their Investment Options

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate Account. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II Separate Account for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both Separate Accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission (“SEC”) as unit investment trusts under the Investment Company Act of 1940 and qualify as “separate accounts.”

The Separate Accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

The Funds

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. We may also add, withdraw or substitute Funds from time to time. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund’s investment strategy, investment advisers and its fees. You may obtain a Fund prospectus by calling 1-800-334-4298 or through your insurance agent. We do not guarantee the investment results of the Funds.

Funding Option	Investment Objective	Investment Adviser/Subadviser

Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Dreyfus Stock Index Fund — Initial Shares†	Seeks to match the total return of the S&P 500 Index. The Fund normally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.	The Dreyfus Corporation (“Dreyfus”) Subadviser: Mellon Equity Associates
Managed Assets Trust	Seeks high total return. The Fund normally invests in equities, convertible and fixed-income securities. The Fund’s policy is to allocate investments among asset classes.	TAMIC Subadviser: Travelers Investment Management Company (“TIMCO”)
Money Market Portfolio (Travelers)	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	TAMIC

Funding Option	Investment Objective	Investment Adviser/Subadviser

AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in equity securities of a relatively small number of intensely researched U.S. companies.	Alliance Capital Management L.P.
American Funds Insurance Series
Global Growth Fund — Class 2 Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies located around the world.	Capital Research and Management Co. (“CRM”)
Growth Fund — Class 2 Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies that appear to offer superior opportunities for growth of capital.	CRM
Growth-Income Fund — Class 2 Shares	Seeks capital appreciation and income. The Fund normally invests in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.	CRM
Ayco Series Trust
Ayco Growth Fund	Seeks long-term growth of capital. The Fund normally invests in common stocks of large capitalization companies.	Ayco Asset Management
Credit Suisse Trust
Emerging Markets Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies located in, or conducting a majority of their business, in emerging markets.	Credit Suisse Asset Management, LLC Subadviser: Credit Suisse Asset Management Limited
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	Seeks long term capital growth consistent with the preservation of capital. Current income is a secondary objective. The Fund normally invests in common stocks of established companies.	Dreyfus Subadviser: Fayez Sarofim & Co.
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalizations of less than $2 billion at the time of purchase.	Dreyfus
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in small capitalization companies.	Franklin Advisers, Inc.
Mutual Shares Securities Fund — Class 2 Shares	Seeks capital appreciation. Income is a secondary objective. The Fund normally invests in equity securities of companies believed to be undervalued.	Franklin Mutual Advisers, LLC
Templeton Foreign Securities Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in investments, primarily equity securities, of issuers located outside of the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund — Class 1 Shares†	Seeks long-term capital growth. The Fund normally invests in equity securities of companies located anywhere in the world, including the U.S. and emerging markets.	Templeton Global Advisors Limited
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund normally invests in equity securities, or other investments with similar economic characteristics that are included in the S&P 500 Index.	TIMCO

Funding Option	Investment Objective	Investment Adviser/Subadviser

Fundamental Value Portfolio	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	SBFM
Janus Aspen Series
Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies that are expected to benefit from advances or improvements in technology.	Janus Capital Management LLC (“Janus Capital”)
Mid Cap Growth Portfolio — Service Shares	Seeks capital growth. The Fund normally invests in equity securities of mid-sized companies.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	Seeks long-term capital appreciation. The Fund normally invests in equity securities, principally common stocks, of relatively small U.S. companies that are believed to be undervalued based on their earnings, cash flow or asset values.	Lazard Asset Management, LLC
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Pioneer Variable Contracts Trust
Pioneer Mid Cap Value VCT Portfolio — Class II Shares	Seeks capital appreciation. The Fund normally invests in the equity securities of mid-size companies.	Pioneer Investment Management, Inc.
Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares†	Seeks long-term growth of capital. The Fund normally invests in the common stocks of U.S. companies believed to be fast-growing and whose earnings are likely to increase over time.	Putnam Investment Management (“Putnam”)
Putnam VT International Equity Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U.S.	Putnam
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued in the market.	Putnam
Scudder Investment VIT Funds
EAFE® Equity Index Fund — Class A Shares	Seeks to replicate, before expenses, the performance of the Morgan Stanley Capital International EAFE Index, which emphasizes stocks of companies in Europe, Australia and the Far East. The Fund normally invests in stocks and related securities that are representative of the EAFE Index as a whole.	Deutsche Asset Management, Inc. (“Deutsche”) Subadviser: Northern Trust Investments, Inc.
Small Cap Index Fund — Class A Shares	Seeks to replicate, before expenses, the performance of the Russell 2000 Small Stock Index, which emphasizes stocks of small U.S. companies. The Fund normally invests in stocks and other securities that are representative of the Russell 2000 Index as a whole.	Deutsche Subadviser: Northern Trust Investments, Inc.

Funding Option	Investment Objective	Investment Adviser/Subadviser

The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation. The Fund normally invests in convertible securities.	TAMIC
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
MFS Mid Cap Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with medium market capitalization that are believed to have above average growth potential.	TAMIC Subadviser: MFS
Pioneer Fund Portfolio	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.
U.S. Government Securities Portfolio	Seeks current income, total return and high credit quality. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	TAMIC
Zero Coupon Bond Fund Portfolio Series 2005†	Seeks high consistent total return with preservation of capital. The Fund normally invests in zero coupon securities.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS
Putnam Diversified Income Portfolio	Seeks high current income consistent with preservation of capital. The Fund normally invests in debt securities of U.S. and foreign governments and corporations.	TIA Subadviser: Putnam
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation. The Fund normally invests in common stocks of companies that are experiencing, or are expected to experience, growth in earnings.	Smith Barney Fund Management LLC (“SBFM”)
Smith Barney High Income Portfolio	Seeks high current income. Secondarily, seeks capital appreciation. The Fund normally invests in high yield corporate debt and preferred stock of U.S. and foreign issuers.	SBFM
Smith Barney International All Cap Growth Portfolio†	Seeks total return on assets from growth of capital and income. The Fund normally invests in equity securities of foreign companies.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks income and long-term growth of income and capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM

Funding Option	Investment Objective	Investment Adviser/Subadviser

Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc. (“Van Kampen”)
Emerging Growth Portfolio — Class I Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Van Kampen
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class†	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	FMR
Growth Portfolio — Initial Class†	Seeks capital appreciation. The Fund normally invests in common stocks believed to have above-average growth potential.	FMR
High Income Portfolio — Initial Class†	Seeks a high level of current income while also considering growth of capital. The Fund normally invests in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.	FMR
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class†	Seeks high total return with reduced risk over the long-term. The Fund normally invests by allocating assets among stocks, bonds and short-term instruments.	FMR
Contrafund® Portfolio — Service Class	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

______________

     †   Closed to new investors.

Voting Rights

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next semi-annual or annual report to Policy Owners.

Conflicts of Interest

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

The Fixed Account

(may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Cash Value to the Fixed Account (subject to certain restrictions; see Transfers). We credit the portion of Cash Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company’s General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner’s Cash Value. The Fixed Account will not share in the investment performance of our General Account.

POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies the ability for you to obtain a loan under the Policies
    the Death Benefit paid on the death of the Insured
    making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)
    administration of the various elective options available under the Policies and the distribution of various reports to Policy Owners.

The costs and expenses we incur include:

    expenses associated with underwriting applications, increases in the Stated Amount and Riders losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies sales and marketing expenses including commission payments to your sales agent and other costs of doing business.

Risks we assume include:

    that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

Charges Against Premium

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) among the Investment Options and the Fixed Account.

    Front-End Sales Expense Charge: We deduct a front-end sales charge of 2.50% of each Premium Payment. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. This charge is waived if the Policy Stated Amount plus the Primary Insured Term Rider is at least $5,000,000.
    Premium Tax Charge: We deduct a charge of 2.25% of each Premium Payment for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.
    Federal Deferred Acquisition Cost Charge: We deduct a charge of 1.25% of each Premium Payment to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

Charges Against Cash Value

Monthly Deduction Amount: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option’s values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the Deduction Date). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

    Cost of Insurance Charge: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.
    There are maximum or guaranteed cost of insurance rates associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.
    The current cost of insurance rates are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.
    Policy Administrative Expense Charge: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $6.00 monthly charge until the Maturity Date for Stated Amounts less than $100,000.
    Charges for Riders: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

Surrender Charges: A Policy surrendered for all or a portion of its Cash Value during the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on the amount of the increase in Stated Amount on surrenders made within ten (10) Policy Years following an increase in Stated Amount pursuant to a Cost of Living Adjustment Rider or in changing the Death Benefit option. In addition, we will not assess a surrender charge on partial surrenders up to 10% of the greater of Cash Value or premiums paid (less any free partial withdrawals made in the same Policy Year). The surrender charge is a per thousand of Stated Amount charge that varies by original issue age and increases with the issue age of the Insured.

The surrender charge decreases by 10% each year over the ten (10) year period. For example, for a 45-year-old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

Policy Year	Charge	Policy Year	Charge

1	$1,077.00	6	$538.50
2	969.00	7	430.50
3	861.00	8	322.50
4	754.00	9	216.00
5	646.50	10	108.00

The minimum partial surrender amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties. For additional information please see the Policy Summary and Fee Tables in this prospectus.

Decreases in the Stated Amount of Insurance. You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.

Charges Against the Separate Account

    Mortality and Expense Risk Charge: We deduct a daily charge for mortality and expense risks at an annual rate of 0.65% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.20% thereafter. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

Fund Charges

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the “Fee Tables” section in this prospectus and the Fund company prospectuses for information on the Fund charges.

Modification, Reserved Rights and Other Charges

We may offer the Policy an arrangement where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution.”

POLICY DESCRIPTION

Travelers Variable Life Accumulator is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account to which you direct your Net Premium Payments. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

Similar Policy Availability

We offer two similar variable life insurance policies to customers: Travelers Variable Life and this Policy, Travelers Variable Life Accumulator. These two Policies were designed for two different classes of customers, with differing investment objectives. The charges and fees of the two Policies are different from each other. Generally, the charges and fees for The Travelers Variable Life are less than those for The Travelers Variable Life Accumulator.

    Travelers Variable Life is most appropriate if:
      Your objective is to obtain the highest death benefit that can be purchased for a specific premium amount
      You are more concerned with paying the lowest premium for a specific death benefit need
      Your objective is to build Cash Value without needing to access these values through loans or surrenders.
    Travelers Variable Life Accumulator is most appropriate if:
      Your objective is to accumulate Cash Value for the purpose of accessing these values through loans and surrenders on a tax favored basis
      The specified amount of the Policy’s death benefit is secondary to taking advantage of accumulating Cash Value on a tax-deferred basis which you can access through loans or surrenders.

Your agent can provide hypothetical illustrations of how each Policy will perform to help you decide which Policy best suits your needs. These illustrations use an assumed rate of return. Less favorable rates of return could require you to make additional Premium Payments to maintain your Policy.

Applying for a Policy

To purchase a Policy, an application on the Insured must be submitted to us with information that includes:

    Requested Stated Amount (minimum of $50,000)
    Death Benefit Option
    Beneficiary
    Investment Option selections and
    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (Issue Date). The Policy Date is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you temporary life insurance. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see “Terms and Conditions” in the Temporary Insurance Agreement for details on coverage dates and amounts.

When Coverage Begins

Except as stated in the Temporary Insurance Agreement, Coverage under the Policy will be effective on the later of the Policy Date or the Issue Date (as shown on the Policy Summary) if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a “back-dated policy”). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

Right to Cancel (free look period)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or “free-look” period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application.

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. Depending on state law we will refund to you either (1) the Policy’s Cash Value plus any charges and expenses which may have been deducted minus any loans or (2) any Premiums Paid minus any Outstanding Loans.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Ownership/Policy Rights

The Policy Owner is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

    Assigning the Policy

    The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before assigning the Policy.

    Receiving the Maturity Benefit

    If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

1.	Outstanding loan;

2.	Monthly Deduction Amount due but not paid; and

3.	Amount payable to an assignee under a collateral assignment of the Policy.

    Upon maturity, insurance ends and we have no further obligation under the Policy.

    Changing or revoking a Beneficiary

    The Beneficiary is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

    Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

    Decreases in the Stated Amount of Insurance

    You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

1.	against the most recent increase in the Stated Amount

2.	to other increases in the reverse order in which they occurred and

3.	to the initial Stated Amount.

    A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income. Decreases in the Stated Amount may also result in an assessment of a proportional surrender charge. This charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge that would otherwise be applicable. Any decrease in the Stated Amount will not change the amount of the Policy Administrative Expense Charge.

    Changing the Death Benefit Option

    You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change requires additional underwriting approval.

    You may also request a change from Option 2 to Option 1, without additional underwriting approval.

    Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see “Death Benefit.”

    Increases in the Stated Amount (requires additional underwriting approval)

    You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 86. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.

    We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional “insurance segment” associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

    If you surrender all or a portion of your Policy, we will apply the corresponding per thousand surrender charge for each insurance segment and then add the surrender charges for each insurance segment together to calculate the amount of the surrender charge.

Written requests for changes should be sent to the Travelers Life and Annuity, Policy Holder Services, P.O. Box 990019, Hartford, CT 06199-0010. You can contact us by calling (800)-334-4298. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

PREMIUMS

Amount, Frequency and Duration of Premium Payments

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. (See the Lapse and Reinstatement section for more information on this Rider.)

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

    mailing a check, payable to Travelers Life and Annuity: to Travelers Life and Annuity, Policy Holder Services, P.O. Box 990019, Hartford, CT 06199-0019 or
    by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a Grace Period will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

Allocation of Premium Payments

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, thereafter we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

VALUES UNDER YOUR POLICY

Cash Value

Each Policy has a Cash Value that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy’s Cash Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy’s Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy’s Cash Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

Investment Option Valuation

The value of each Investment Option is measured in Accumulation Units. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option’s Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding Net Investment Factor (see below) for the Valuation Period just ended. For example, to calculate Monday’s Valuation Date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the Net Investment Factor for any Valuation Period using the following equation:	a	— c

b

a is:

1.	the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

2.	the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

3.	a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

b is:

1.	the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

2.	the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

Fixed Account Valuation

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

a.	Net Premium Payments allocated to the Fixed Account since the preceding day

b.	Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

c.	Interest credited to the Fixed Account since the preceding day,

minus:

d.	Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

e.	Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day

f.	Any transfer charges that have been deducted from the Fixed Account since the preceding day

g.	Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

h.	Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

Loan Account Valuation

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan amount from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 3.85% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy’s Cash Value, the value in the Loan Account (i.e., the amount adjusted for any repayments or additional Policy loans) we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

TRANSFERS

Transfers of Cash Value

Generally, you may transfer Cash Value among the Investment Options. However, the Policy is not designed to serve as a vehicle for frequent trading in the Investment Options in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred
        the number of transfers you made within the previous three months whether your transfers follow a pattern designed to take advantage of short term market fluctuations and whether your transfers are part of a group of transfers made by a third party on behalf of the individual Policy Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interests of all Policy Owners.

If we determine you are engaging in activity as described above or similar activity that will potentially hurt the rights or interests of Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a Portfolio Rebalancing program.

Transfer of Cash Value from the Fixed Account to the Investment Options

You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account value as of the date we receive your transfer request. The Fixed Account is not available for transfers to the Investment Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.

Transfer of Cash Value from the Investment Options to the Fixed Account

We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy’s Cash Value as a result of the requested transfer.

Telephone Transfers

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company’s liability for any losses due to fraudulent telephone transfer requests.

Dollar Cost Averaging (DCA Program)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 of Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar Cost Averaging program.

Portfolio Rebalancing

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the

Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.

DEATH BENEFIT

If your Policy is in effect on the date of the Insured’s death, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under “Paying the Death Benefit and Payment Options.” All or part of the Death Benefit may be paid in cash or applied to one or more of the Payment Options described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

Option 1 (the Level Option)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.

Option 2 (the Variable Option)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.

In order to be treated as life insurance under federal tax law, the Policy’s Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the Minimum Amount Insured). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the Guideline Premium Test.

Under the Guideline Premium Test, a Policy’s Death Benefit will not be less than the Policy’s Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy’s Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

Attained Age of the Insured	Corridor Factors

0-40	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
95+	100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

Death Benefit Examples

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a

Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

Changing the Death Benefit Option

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

Paying the Death Benefit and Payment Options

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner’s estate. In addition, we may defer payment of proceeds that exceed the Death Benefit for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (see Limits on Right to Contest and Suicide Exclusion). In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company’s Payment Options. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

      OPTION 1 — Payments of a fixed amount

      OPTION 2 — Payments for a fixed period

      OPTION 3 — Amounts Held at Interest

      OPTION 4 — Monthly Life Income

      OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 — Joint and Survivor Monthly Life Income — Two-Thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income — Monthly Payment Reduces on Death of First Person Named

      OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy’s Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

We offer two riders that may extend your coverage beyond the Policy’s Maturity Date: the Maturity Extension Rider and the Coverage Extension Rider. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the “Other Benefits — Riders” section below.

OTHER BENEFITS

Exchange Option

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable survivorship life insurance issued by the Company (or an affiliated company, if allowed by state law) on the lives of the Insureds. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies. If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permane nt survivorship life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

Riders (Supplemental Insurance Benefits)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

Accidental Death Benefit Rider	Additional death benefit if Insured’s death results from bodily injury before age 70.

Accelerated Death Benefit Rider	Access a portion of death benefit in the event of terminal illness or permanent confinement to a nursing care facility.

Child Term Insurance Rider	Provides level term insurance for Insured’s children, stepchildren or legally adopted children.

Cost of Living Adjustment Rider	Allows automatic increases in the face amount based on increases in the Consumer Price Index.

Coverage Extension Rider (available only if the Insured’s Issue Age is 80 or less)	The Coverage Extension Rider allows the policy to continue in force beyond the Maturity Date. The policy will be continued until the earlier of the Insured’s Death or the receipt of a request for full surrender. The Death Benefit after the Maturity Date will be equal to the Amount Insured as of the date of Death, minus any loan amount due and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

Estate Tax Repeal Rider	Allows surrender charges to be waived in the event that Federal Estate Tax is repealed.

Full Surrender Charge Waiver Rider	For policies with a minimum initial premium of $50,000, —allows the surrender charges to be waived if the policy is fully surrendered during the first five policy years. There is a charge for this rider.

Lapse Protection Guarantee Rider	This Rider is only available with Death Benefit Option 1. The Rider provides that if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. The lapse protection premium requirement increases after the 10th Policy Year. This Rider will be cancelled if you switch to Death Benefit Option 2.

Maturity Extension Rider (available only if the Insured’s Issue Age is between 81-85)	The Maturity Extension Rider allows the policy to continue in force beyond the Maturity Date. The policy will be continued until the earlier of the Insured’s Death or the receipt of a request for full surrender. The Death Benefit after the Maturity Date will be equal to the Cash Value as of the date of Death, minus any Loan Account value and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

Primary Insured Term Rider	Additional death benefit protection for the insured.

Return of Premium Rider	Provides annual increases to the Stated Amount of the Policy on each Policy Anniversary. No evidence of insurability is required. The amount of each annual increase will be equal to the sum of the total amount of increases that have been provided under this Rider as of the preceding Policy Anniversary, multiplied by the Return of Premium Rate shown in the Rider; plus the total premiums received by us and applied to the Policy during the preceding Policy Year, multiplied by 100% plus the Return of Premium Rate. There is a maximum sum of increases provided under this Rider and once the maximum is reached, no further increases will be allowed.

Spouse Term Insurance Rider	Provides additional death benefit coverage for the Insured’s spouse.

Specified Amount Payment Rider	Credits specified amount to the Cash Value in the event of total disability.

Waiver of Deduction Amount Rider	Waives Monthly Deduction Amount in the event of disability.

POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See Tax Treatment of Policy Benefits.)

Full Surrender

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary’s consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans and benefits received under the Accelerated Death Benefit Rider, and minus any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

Partial Surrender

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options and The Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy’s Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy’s Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy’s Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See Federal Tax Considerations.)

Loan Conditions

    You may borrow up to 100% of the Policy’s Cash Value, minus surrender charges. We determine Cash Value on the day we receive the written loan request. We will charge you interest on the amount of the loan.
    The loan request must be at least $500, except where state law requires a different minimum.
    To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.
    Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.
    We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.
    We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. Interest not paid when due will be added to the amount of the loan. We will transfer the amount of the unpaid interest from the Investment Options on a pro rata basis to the Loan Account. The portion of the unpaid loan interest transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date the unpaid loan interest is added to the Outstanding Loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request. The table below shows the interest rates we will charge.
POLICY YEARS	RATE CHARGED

1 – 15	5.66%
16 and later	3.85%

    You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.
    Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

    As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options according to your current premium allocation.
    We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.
    If any unpaid loan amount, including any interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See Lapse and Reinstatement.)

Effects of Loans

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See “Tax Treatment of Policy Benefits.” In addition, the tax consequences of a loan after the fifteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

LAPSE AND REINSTATEMENT

Lapse

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

Grace Period

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

Lapse Protection Guarantee Rider

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium requirement will increase after the tenth Policy Anniversary. The Monthly Lapse Protection Premium is primarily based on the sex,underwriting classification, and age of the Insured and the Stated Amount of the Policy.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

Reinstatement

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

(1)	the Policy was not surrendered for cash

(2)	you furnish us with acceptable evidence of insurability

(3)	you pay all past due Monthly Deduction Amounts

(4)	you pay Premium Payments equaling the next three Monthly Deduction Amounts

(5)	you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy’s Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal adviser should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)

    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract
    Diversification requirements for separate account assets
    Limitations on policy owner’s control over the assets in a separate account
    Guidelines to determine the maximum amount of premium that may be paid into a policy
    Limitations on withdrawals from a policy
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in IRC Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the Separate Account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the Separate Account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Mutual Funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their policy or contract rather than the insurance company. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.’’ As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract under IRC Section 7702 but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define t hose transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes an additional 10% tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10%additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal adviser before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement where the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax legal adviser.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Insurable Interest

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. The laws of the state that govern the Policy determine the existence of an insurable interest. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured’s death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner to determine the existence of insurable interest in the life of the Insured under applica ble state law.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

Alternative Minimum Tax

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

OTHER POLICY INFORMATION

Payment and Suspension of Valuation

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home

Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured’s death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

Policy Statements

We will maintain all records relating to the Separate Accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

    the Cash Value, Stated Amount and Amount Insured
    the date and amount of each Premium Payment
    the date and amount of each Monthly Deduction
    the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges the annualized cost of any Riders purchased under the Policy and a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Limits on Right to Contest and Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the Insured’s lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of re instatement.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

Policy Changes

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another Separate Account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

Distribution

Travelers Distribution LLC serves as the principal underwriter of the Policies, which are offered on a continuous basis. Travelers Distribution LLC is affiliated with both insurance companies, and is also located at One Cityplace, Hartford, CT 06103-3415. Travelers Distribution is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies will be sold by life insurance sales representatives, who are registered representatives of the Company, or certain other registered broker-dealers, who have entered into distribution agreements with Travelers Distribution. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 127% of the target premium and 4% of the excess premium paid in the first policy year. The maximum commission payable will not exceed 4% of the annual renewal premium paid in policy years 2-15, will not exceed 2% of the annual renewal premium paid after policy year 15. Tower Square Securities, Inc., an affiliated broker-dealer of the Company receives additional incentive payments from the Company and may be compensated by the Company for certain expenses relating to the sale of the policies. In addition, the Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) deducted from certain Fund’s assets as compensation for providing distribution and/or shareholder support services for the Fund. Also, the Company may pay additional compensation or permit other promotional incentives, in cash, credit or other compensation for, among other things , training, marketing, or services provided.

Emergency Procedure

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

    (1)   the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

    (2)   in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when policy values are being withdrawn from the Fixed Account.

Legal Proceedings

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

FINANCIAL STATEMENTS

We have included the applicable Company’s financial statements and the applicable Separate Account’s financial statements in the applicable Statement of Additional Information.

APPENDIX A
Glossary of terms used throughout this prospectus

Accumulation Unit — a standard of measurement used to calculate the value of the Investment Options.

Age — the Insured’s age as of his or her last birthday.

Amount Insured — under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured.

Beneficiary (ies) — the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

Cash Surrender Value — the Cash Value less any Outstanding Loans and applicable surrender charges.

Cash Value — the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value.

Code — the Internal Revenue Code.

Company (Issuing Company) — either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

Company’s Home Office — the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

Cost of Insurance Charge — a charge that reflects the anticipated mortality of the Insured.

Death Benefit — the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

Deduction Date (or Day) — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Cash Value.

Fixed Account — part of the General Account of the Company.

Fund — (see Mutual Fund.)

General Account — an account that consists of the Company’s assets other than those held in any separate account.

Initial Premium Payment — the first Premium Payment made under the Policy.

Insurance Company (ies) — either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

Insured — the person whose life is insured under the Policy.

Investment Options — the segments of the Separate Account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

Investment Option Deduction — the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

Issue Date — the date on which the Company issues the Policy for delivery to the Policy Owner.

Issuing Company — either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

Loan Account — an account in the Company’s General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

A-1

Maturity Benefit — an amount equal to the Policy’s Cash Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

Maturity Date — the anniversary of the Policy Date on which the Insured is age 100.

Minimum Amount Insured — the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Cash Value, which includes Cost of Insurance Charges, administrative charges, and any charges for benefits associated with any Rider(s).

Mutual Fund (or Fund) — a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

Net Amount At Risk — the Death Benefit minus the Cash Value at the beginning of each Policy Month.

Net Premium Payment — the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

Outstanding Loan — the amount owed the Company as a result of policy loans including both principal and accrued interest.

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy — Travelers Variable Life Accumulator, an individual variable flexible premium life insurance policy.

Policy Anniversary — an anniversary of the Policy Date.

Policy Date — the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

Policy Month — twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

Policy Owner(s) (you, your or owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

Policy Years — each successive twelve-month period; the first beginning with the Policy Date.

Premium Allocation Instructions — the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.

Premium Payment — the amounts you send us to be applied to your Policy.

Riders — supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

Separate Account(s) — assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

Stated Amount — the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

Term Amount — The amount of insurance provided by the Rider.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

A-2

APPENDIX B

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
(FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK)

Issue	Duration

Age	1	2	3	4	5	6	7	8	9	10

0	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
1	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
2	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
3	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
4	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
5	2.19	1.97	1.75	1.53	1.31	1.10	0.88	0.66	0.44	0.22
6	2.19	1.97	1.75	1.53	1.31	1.10	0.88	0.66	0.44	0.22
7	2.21	1.99	1.77	1.55	1.33	1.11	0.88	0.66	0.44	0.22
8	2.23	2.01	1.78	1.56	1.34	1.12	0.89	0.67	0.45	0.22
9	2.26	2.03	1.81	1.58	1.36	1.13	0.90	0.68	0.45	0.23
10	2.39	2.15	1.91	1.67	1.43	1.20	0.96	0.72	0.48	0.24
11	2.46	2.21	1.97	1.72	1.48	1.23	0.98	0.74	0.49	0.25
12	2.54	2.29	2.03	1.78	1.52	1.27	1.02	0.76	0.51	0.25
13	2.65	2.39	2.12	1.86	1.59	1.33	1.06	0.80	0.53	0.27
14	2.75	2.48	2.20	1.93	1.65	1.38	1.10	0.83	0.55	0.28
15	2.76	2.48	2.21	1.93	1.66	1.38	1.10	0.83	0.55	0.28
16	2.77	2.49	2.22	1.94	1.66	1.39	1.11	0.83	0.55	0.28
17	2.79	2.51	2.23	1.95	1.67	1.40	1.12	0.84	0.56	0.28
18	2.82	2.54	2.26	1.97	1.69	1.41	1.13	0.85	0.56	0.28
19	2.90	2.61	2.32	2.03	1.74	1.45	1.16	0.87	0.58	0.29
20	2.86	2.57	2.29	2.00	1.72	1.43	1.14	0.86	0.57	0.29
21	2.93	2.64	2.34	2.05	1.76	1.47	1.17	0.88	0.59	0.29
22	2.99	2.69	2.39	2.09	1.79	1.50	1.20	0.90	0.60	0.30
23	3.04	2.74	2.43	2.13	1.82	1.52	1.22	0.91	0.61	0.30
24	3.06	2.75	2.45	2.14	1.84	1.53	1.22	0.92	0.61	0.31
25	3.08	2.77	2.46	2.16	1.85	1.54	1.23	0.92	0.62	0.31
26	3.14	2.83	2.51	2.20	1.88	1.57	1.26	0.94	0.63	0.31
27	3.25	2.93	2.60	2.28	1.95	1.63	1.30	0.98	0.65	0.33
28	3.37	3.03	2.70	2.36	2.02	1.69	1.35	1.01	0.67	0.34
29	3.47	3.12	2.78	2.43	2.08	1.74	1.39	1.04	0.69	0.35
30	3.49	3.14	2.79	2.44	2.09	1.75	1.40	1.05	0.70	0.35
31	3.64	3.28	2.91	2.55	2.18	1.82	1.46	1.09	0.73	0.36
32	3.78	3.40	3.02	2.65	2.27	1.89	1.51	1.13	0.76	0.38
33	3.92	3.53	3.14	2.74	2.35	1.96	1.57	1.18	0.78	0.39
34	4.08	3.67	3.26	2.86	2.45	2.04	1.63	1.22	0.82	0.41
35	4.19	3.77	3.35	2.93	2.51	2.10	1.68	1.26	0.84	0.42
36	4.43	3.99	3.54	3.10	2.66	2.22	1.77	1.33	0.89	0.44
37	4.66	4.19	3.73	3.26	2.80	2.33	1.86	1.40	0.93	0.47
38	4.91	4.42	3.93	3.44	2.95	2.46	1.96	1.47	0.98	0.49
39	5.14	4.63	4.11	3.60	3.08	2.57	2.06	1.54	1.03	0.51
40	5.69	5.12	4.55	3.98	3.41	2.85	2.28	1.71	1.14	0.57
41	6.05	5.45	4.84	4.24	3.63	3.03	2.42	1.82	1.21	0.61
42	6.41	5.77	5.13	4.49	3.85	3.21	2.56	1.92	1.28	0.64
43	6.76	6.08	5.41	4.73	4.06	3.38	2.70	2.03	1.35	0.68
44	7.13	6.42	5.70	4.99	4.28	3.57	2.85	2.14	1.43	0.71
45	7.18	6.46	5.74	5.03	4.31	3.59	2.87	2.15	1.44	0.72
46	7.66	6.89	6.13	5.36	4.60	3.83	3.06	2.30	1.53	0.77
B-1

Issue	Duration

Age	1	2	3	4	5	6	7	8	9	10

47	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81
48	8.63	7.77	6.90	6.04	5.18	4.32	3.45	2.59	1.73	0.86
49	9.11	8.20	7.29	6.38	5.47	4.56	3.64	2.73	1.82	0.91
50	10.00	9.00	8.00	7.00	6.00	5.00	4.00	3.00	2.00	1.00
51	10.67	9.60	8.54	7.47	6.40	5.34	4.27	3.20	2.13	1.07
52	11.35	10.22	9.08	7.95	6.81	5.68	4.54	3.41	2.27	1.14
53	12.02	10.82	9.62	8.41	7.21	6.01	4.81	3.61	2.40	1.20
54	12.70	11.43	10.16	8.89	7.62	6.35	5.08	3.81	2.54	1.27
55	13.01	11.71	10.41	9.11	7.81	6.51	5.20	3.90	2.60	1.30
56	13.99	12.59	11.19	9.79	8.39	7.00	5.60	4.20	2.80	1.40
57	14.97	13.47	11.98	10.48	8.98	7.49	5.99	4.49	2.99	1.50
58	15.96	14.36	12.77	11.17	9.58	7.98	6.38	4.79	3.19	1.60
59	16.93	15.24	13.54	11.85	10.16	8.47	6.77	5.08	3.39	1.69
60	17.91	16.12	14.33	12.54	10.75	8.96	7.16	5.37	3.58	1.79
61	19.52	17.57	15.62	13.66	11.71	9.76	7.81	5.86	3.90	1.95
62	21.12	19.01	16.90	14.78	12.67	10.56	8.45	6.34	4.22	2.11
63	22.73	20.46	18.18	15.91	13.64	11.37	9.09	6.82	4.55	2.27
64	24.34	21.91	19.47	17.04	14.60	12.17	9.74	7.30	4.87	2.43
65	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
66	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
67	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
68	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
69	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
70	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
71	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
72	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
73	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
74	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
75	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
76	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
77	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
78	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
79	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
80	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
81	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
82	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
83	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
84	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
85	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54

B-2

APPENDIX C

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
(FOR POLICIES ISSUED IN NEW YORK ONLY)

Issue	Duration

Age	1	2	3	4	5	6	7	8	9	10

0	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
1	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
2	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
3	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
4	2.04	1.84	1.63	1.43	1.22	1.02	0.82	0.61	0.41	0.20
5	2.19	1.97	1.75	1.53	1.31	1.10	0.88	0.66	0.44	0.22
6	2.19	1.97	1.75	1.53	1.31	1.10	0.88	0.66	0.44	0.22
7	2.21	1.99	1.77	1.55	1.33	1.11	0.88	0.66	0.44	0.22
8	2.23	2.01	1.78	1.56	1.34	1.12	0.89	0.67	0.45	0.22
9	2.26	2.03	1.81	1.58	1.36	1.13	0.90	0.68	0.45	0.23
10	2.39	2.15	1.91	1.67	1.43	1.20	0.96	0.72	0.48	0.24
11	2.46	2.21	1.97	1.72	1.48	1.23	0.98	0.74	0.49	0.25
12	2.54	2.29	2.03	1.78	1.52	1.27	1.02	0.76	0.51	0.25
13	2.65	2.39	2.12	1.86	1.59	1.33	1.06	0.80	0.53	0.27
14	2.75	2.48	2.20	1.93	1.65	1.38	1.10	0.83	0.55	0.28
15	2.76	2.48	2.21	1.93	1.66	1.38	1.10	0.83	0.55	0.28
16	2.77	2.49	2.22	1.94	1.66	1.39	1.11	0.83	0.55	0.28
17	2.79	2.51	2.23	1.95	1.67	1.40	1.12	0.84	0.56	0.28
18	2.82	2.54	2.26	1.97	1.69	1.41	1.13	0.85	0.56	0.28
19	2.90	2.61	2.32	2.03	1.74	1.45	1.16	0.87	0.58	0.29
20	2.86	2.57	2.29	2.00	1.72	1.43	1.14	0.86	0.57	0.29
21	2.93	2.64	2.34	2.05	1.76	1.47	1.17	0.88	0.59	0.29
22	2.99	2.69	2.39	2.09	1.79	1.50	1.20	0.90	0.60	0.30
23	3.04	2.74	2.43	2.13	1.82	1.52	1.22	0.91	0.61	0.30
24	3.06	2.75	2.45	2.14	1.84	1.53	1.22	0.92	0.61	0.31
25	3.08	2.77	2.46	2.16	1.85	1.54	1.23	0.92	0.62	0.31
26	3.14	2.83	2.51	2.20	1.88	1.57	1.26	0.94	0.63	0.31
27	3.25	2.93	2.60	2.28	1.95	1.63	1.30	0.98	0.65	0.33
28	3.37	3.03	2.70	2.36	2.02	1.69	1.35	1.01	0.67	0.34
29	3.47	3.12	2.78	2.43	2.08	1.74	1.39	1.04	0.69	0.35
30	3.49	3.14	2.79	2.44	2.09	1.75	1.40	1.05	0.70	0.35
31	3.64	3.28	2.91	2.55	2.18	1.82	1.46	1.09	0.73	0.36
32	3.78	3.40	3.02	2.65	2.27	1.89	1.51	1.13	0.76	0.38
33	3.92	3.53	3.14	2.74	2.35	1.96	1.57	1.18	0.78	0.39
34	4.08	3.67	3.26	2.86	2.45	2.04	1.63	1.22	0.82	0.41
35	4.19	3.77	3.35	2.93	2.51	2.10	1.68	1.26	0.84	0.42
36	4.43	3.99	3.54	3.10	2.66	2.22	1.77	1.33	0.89	0.44
37	4.66	4.19	3.73	3.26	2.80	2.33	1.86	1.40	0.93	0.47
38	4.91	4.42	3.93	3.44	2.95	2.46	1.96	1.47	0.98	0.49
39	5.14	4.63	4.11	3.60	3.08	2.57	2.06	1.54	1.03	0.51
40	5.69	5.12	4.55	3.98	3.41	2.85	2.28	1.71	1.14	0.57
41	6.05	5.45	4.84	4.24	3.63	3.03	2.42	1.82	1.21	0.61
42	6.41	5.77	5.13	4.49	3.85	3.21	2.56	1.92	1.28	0.64
43	6.76	6.08	5.41	4.73	4.06	3.38	2.70	2.03	1.35	0.68
44	7.13	6.42	5.70	4.99	4.28	3.57	2.85	2.14	1.43	0.71
45	7.18	6.46	5.74	5.03	4.31	3.59	2.87	2.15	1.44	0.72
46	7.66	6.89	6.13	5.36	4.60	3.83	3.06	2.30	1.53	0.77
C-1

Issue	Duration

Age	1	2	3	4	5	6	7	8	9	10

47	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81
48	8.63	7.77	6.90	6.04	5.18	4.32	3.45	2.59	1.73	0.86
49	9.11	8.20	7.29	6.38	5.47	4.56	3.64	2.73	1.82	0.91
50	10.00	9.00	8.00	7.00	6.00	5.00	4.00	3.00	2.00	1.00
51	10.67	9.60	8.54	7.47	6.40	5.34	4.27	3.20	2.13	1.07
52	11.35	10.22	9.08	7.95	6.81	5.68	4.54	3.41	2.27	1.14
53	12.02	10.82	9.62	8.41	7.21	6.01	4.81	3.61	2.40	1.20
54	12.70	11.43	10.16	8.89	7.62	6.35	5.08	3.81	2.54	1.27
55	13.01	11.71	10.41	9.11	7.81	6.51	5.20	3.90	2.60	1.30
56	13.99	12.59	11.19	9.79	8.39	7.00	5.60	4.20	2.80	1.40
57	14.97	13.47	11.98	10.48	8.98	7.49	5.99	4.49	2.99	1.50
58	15.96	14.36	12.77	11.17	9.58	7.98	6.38	4.79	3.19	1.60
59	16.20	13.77	11.34	10.53	9.72	8.10	6.48	4.86	3.24	1.62
60	16.30	13.86	11.41	10.60	9.78	8.15	6.52	4.89	3.26	1.63
61	16.50	14.03	11.55	10.73	9.90	8.25	6.60	4.95	3.30	1.65
62	16.70	14.20	11.69	10.86	10.02	8.35	6.68	5.01	3.34	1.67
63	16.90	14.37	11.83	10.99	10.14	8.45	6.76	5.07	3.38	1.69
64	17.20	14.62	12.04	11.18	10.32	8.60	6.88	5.16	3.44	1.72
65	17.40	14.79	12.18	11.31	10.44	8.70	6.96	5.22	3.48	1.74
66	17.70	15.05	12.39	11.51	10.62	8.85	7.08	5.31	3.54	1.77
67	18.00	15.30	12.60	11.70	10.80	9.00	7.20	5.40	3.60	1.80
68	18.40	15.64	12.88	11.96	11.04	9.20	7.36	5.52	3.68	1.84
69	18.80	15.98	13.16	12.22	11.28	9.40	7.52	5.64	3.76	1.88
70	19.50	16.58	13.65	12.68	11.70	9.75	7.80	5.85	3.90	1.95
71	20.50	17.43	14.35	13.33	12.30	10.25	8.20	6.15	4.10	2.05
72	21.70	18.45	15.19	14.11	13.02	10.85	8.68	6.51	4.34	2.17
73	23.00	19.55	16.10	14.95	13.80	11.50	9.20	6.90	4.60	2.30
74	24.40	20.74	17.08	15.86	14.64	12.20	9.76	7.32	4.88	2.44
75	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
76	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
77	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
78	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
79	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
80	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
81	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
82	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
83	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
84	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
85	25.40	22.86	20.32	17.78	15.24	12.70	10.16	7.62	5.08	2.54
C-2

APPENDIX D

ILLUSTRATIONS

Hypothetical Illustrations are tabular presentations of numbers that demonstrate how the Cash Value, Cash Surrender Value and Death Benefit under a policy change over time based on (i) assumed gross rates of return of the Funds and (ii) deduction of fees and charges for a hypothetical policyholder with a specified Stated Amount and premium payment pattern.

The following pages of illustrations are intended to illustrate how the Cash Value, Cash Surrender Value and Death Benefit change over time for the Policy. Each illustration assumes gross rates of returns for the Funds of 0%, 6% and 12% based on certain assumptions. You can request personalized illustrations by calling your agent or registered representative. A personalized illustration will reflect your age and risk classification as well as other assumptions personal to you (e.g. your choice of investment options). The illustrations will reflect the deduction of the current policy charges. The difference between the Cash Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

One example illustrates that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other example illustrates that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 6.00% from each annual premium for premium tax (2.25%), DAC tax (1.25%) and front end sales charge (2.50%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.65% for mortality and expense risks, and an arithmetic average of the Fund expenses and thereafter, 0.20% for mortality and expense risks and an arithmetic average of the Fund expenses.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of the investment advisory fees and other expenses charged by each of the available Investment Options during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement agreements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement arrangements were reflected, values shown in the illustration may be higher.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of –1.56%, 4.44%, and 10.44%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of –1.11%, 4.89% and 10.89%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against either Separate Account, since the Company is not currently deducting such charges from either Fund UL or Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

Where required by law or upon request, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Underlying Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what your request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

TRAVELERS VARIABLE LIFE ACCUMULATOR
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
LEVEL DEATH BENEFIT OPTION
ILLUSTRATED WITH GUARANTEED CHARGES

Male, Issue Age 42	Face Amount: $700,000
Preferred, Non-smoker	Annual Premium: $7,000.00

		Death Benefit			Cash Value			Cash Surrender Value

Year	Total Premiums With 5% Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	7,350	700,000	700,000	700,000	3,254	3,545	3,837	0	0	0
2	15,068	700,000	700,000	700,000	6,254	7,037	7,860	2,215	2,998	3,821
3	23,171	700,000	700,000	700,000	8,985	10,459	12,073	5,394	6,868	8,482
4	31,679	700,000	700,000	700,000	12,104	14,482	17,194	8,961	11,339	14,051
5	40,613	700,000	700,000	700,000	14,927	18,434	22,601	12,232	15,739	19,906
6	49,994	700,000	700,000	700,000	17,442	22,297	28,311	15,195	20,050	26,064
7	59,844	700,000	700,000	700,000	19,632	26,047	34,338	17,840	24,255	32,546
8	70,186	700,000	700,000	700,000	21,473	29,652	40,694	20,129	28,308	39,350
9	81,045	700,000	700,000	700,000	22,930	33,069	47,382	22,034	32,173	46,486
10	92,448	700,000	700,000	700,000	23,955	36,235	54,391	23,507	35,787	53,943
15	158,602	700,000	700,000	700,000	20,765	45,885	93,909	20,765	45,885	93,909
20	243,035	0	700,000	700,000	0	39,087	144,346	0	39,087	144,346

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

TRAVELERS VARIABLE LIFE ACCUMULATOR
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
LEVEL DEATH BENEFIT OPTION
ILLUSTRATED WITH GUARANTEED CHARGES

Male, Issue Age 42	Face Amount: $700,000
Preferred, Non-smoker	Annual Premium: $7,000.00

		Death Benefit			Cash Value			Cash Surrender Value

Year	Total Premiums With 5% Interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1	7,350	700,000	700,000	700,000	4,247	4,570	4,893	0	83	406
2	15,068	700,000	700,000	700,000	8,329	9,241	10,194	4,290	5,202	6,155
3	23,171	700,000	700,000	700,000	12,254	14,026	15,955	8,663	10,435	12,364
4	31,679	700,000	700,000	700,000	16,470	19,390	22,700	13,327	16,247	19,557
5	40,613	700,000	700,000	700,000	20,592	24,969	30,128	17,897	22,274	27,433
6	49,994	700,000	700,000	700,000	24,637	30,786	38,331	22,390	28,539	36,084
7	59,844	700,000	700,000	700,000	28,570	36,818	47,355	26,778	35,026	45,563
8	70,186	700,000	700,000	700,000	32,251	42,932	57,144	30,907	41,588	55,800
9	81,045	700,000	700,000	700,000	35,917	49,370	68,024	35,021	48,474	67,128
10	92,448	700,000	700,000	700,000	39,475	56,053	80,017	39,027	55,605	79,569
15	158,602	700,000	700,000	700,000	53,910	91,694	159,505	53,910	91,694	159,505
20	243,035	700,000	700,000	700,000	65,545	136,068	295,240	65,545	136,068	295,240

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC’s website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI contains additional information about the Registrant and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03927 and 811-07411

PART B

Information Required in a Statement of Additional Information

TRAVELERS MARKETLIFE
TRAVELERS VARIABLE LIFE
TRAVELERS VARIABLE LIFE ACCUMULATOR
TRAVELERS VARIABLE SURVIVORSHIP LIFE
TRAVELERS VARIABLE SURVIVORSHIP LIFE II

PART B: STATEMENT OF ADDITIONAL INFORMATION
(SAI)

dated

May 1, 2003

for

THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
(Registrant)

ISSUED BY

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Depositor)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains additional information about the Contracts and The Travelers Life and Annuity Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contracts dated May 1, 2003 for Travelers MarketLife, Travelers Variable Life, Travelers Variable Life Accumulator, Travelers Variable Survivorship Life and Travelers Variable Survivorship Life II (“the Contracts”). The defined terms used in this SAI are as defined in the prospectus.

Copies of the prospectuses may be obtained by writing to The Travelers Life and Annuity Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-334-4298 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

1

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3
The Depositor	3
State Regulation	3
The Registrant	3
Registration Statement	3
The Custodian	3
UNDERWRITING AND SERVICE AGREEMENTS	3
Distribution and Principal Underwriting Agreement	3
Compensation	3
Distribution and Service Fees (12b-1 fees)	5
VALUATION OF ASSETS	5
Investment Options	5
Cash Value	5
Accumulation Unit Value	5
ADDITIONAL INFORMATION ABOUT CHARGES	6
Special Purchase Plans	6
Underwriting Procedures	6
Increases and Decreases in Stated Amount	6
RESTRICTIONS ON FINANCIAL TRANSACTIONS	7
INDEPENDENT AUDITORS	7
PERFORMANCE DATA	7
FINANCIAL STATEMENTS	16
EXPERTS	16

2

GENERAL INFORMATION AND HISTORY

The Depositor. The Travelers Life and Annuity Company (the “Company”) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states, (except New York) and the District of Columbia and Puerto Rico. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06183-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup’s activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

State Regulation. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

The Registrant. The Travelers Life and Annuity Company sponsors a separate account: The Travelers Fund UL II for Variable Life Insurance (Fund UL II). Fund UL II was established under the laws of Connecticut on October 17, 1995. Fund UL II is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualify as a “a separate account.” Separate Accounts are primarily designed to keep policy assets separate from other company assets.

Registration Statement. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, its amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

The Custodian. The Company holds title to the assets in the Separate Account.

UNDERWRITING AND SERVICE AGREEMENTS

Distribution and Principal Underwriting Agreement. Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for Fund UL II and the Contracts, which are offered on a continuous basis, pursuant to the terms of the Distribution and Principal Underwriting Agreement among Fund UL II, TDLLC and the Company. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (the 1934 Act), as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (NASD). TDLLC is affiliated with the Company and Fund UL II. TDLLC, as the principal underwriter and distributor does not receive any fees on the Policies.

TDLLC enters into selling agreements with broker-dealers, including Tower Square Securities, Inc., which is affiliated with the Company and Fund UL II, to distribute (sell) the Contracts. TDLLC and these broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). Anyone selling the Policies must be a registered representative of a broker-dealer and must also be licensed as an insurance agent to sell variable life insurance products.

Compensation. We pay compensation for the promotion and sale of the Contracts directly to broker-dealers who have selling agreements with TDLLC. Compensation paid on the Contracts, as well as other incentives or payments, are not charged directly to the policy owners of the separate account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts.

The amount of compensation may vary depending on the sales contract but is not expected to exceed the amounts in the following tables:

3

TRAVELERS MARKETLIFE

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 6.5% on Excess Premium
Years 2-10	6.5% of the annual renewable premium
After Year 10	4% of the annual renewable premium

TRAVELERS VARIABLE LIFE

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 6.5% on Excess Premium
Years 2-10	6.5% of the annual renewable premium
Years 11-15	4% of the annual renewable premium
After Year 15	2% of the annual renewable premium

TRAVELERS VARIABLE LIFE ACCUMULATOR

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 4% on Excess Premium
Years 2-15	4% of the annual renewable premium
After Policy Year 15	2% of the annual renewable premium

TRAVELERS VARIABLE SURVIVORSHIP LIFE

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 5% on Excess Premium
Years 2-10	5% of the annual renewable premium
Years 11-15	4% of the annual renewable premium
After Year 15	2% of the annual renewable premium

TRAVELERS VARIABLE SURVIVORSHIP LIFE II

Policy Years	Maximum compensation payable by the Company*
Year 1	110% up to the Target Premium and 5% on Excess Premium
Years 2-10	5% of the annual renewable premium
Years 11-15	4% of the annual renewable premium
After Year 15	2% of the annual renewable premium

______________

     *   Tower Square Securities Inc., an affiliated broker-dealer of the Company receives additional incentive payments from the Company relating to the sale of the Policies. From time to time, the Company may pay or permit other promotional incentives in cash, credit or other compensation. In addition, Tower Square Securities, Inc. performs certain services for and incurs certain expenses on behalf of TDLLC.

Because sales representatives of Tower Square Securities are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs offered by the Company. These programs include conferences, seminars, meals, sporting events, theater performances, payments for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their sales expenses.

4

Distribution and Service Fees (12b-1 fees). Certain of the Funds have adopted a Distribution and/or Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 which allows a fund to pay fees (12b-1 fees) to those who sell and distribute fund shares out of fund assets. Some of the Funds pay the Company and/or TDLLC 12b-1 fees for certain distribution and shareholders support services incurred in the performance of the Company and/or TDLLC’s obligations under agreements with the Funds. The Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) of up to 0.50% of average Fund assets. For more information on the 12b-1 fees that Funds may pay, please see the Fund prospectus and the Contract prospectus. In addition, the Advisers for certain Funds may use its management fee revenues, as well as its past profits or other resources as permitted by regulatory rules, to make payments for distribution services to TDLLC, whi ch may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

VALUATION OF ASSETS

Investment Options: The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

The Cash Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

                 (a) = investment income plus capital gains and losses (whether realized or unrealized);

                 (b) = any deduction for applicable taxes (presently zero); and

                 (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.

Accumulation Unit Value. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

5

ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

Special Purchase Plans. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

Underwriting Procedures. The Contract’s cost of insurance depends on the insured’s sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

Increases and Decreases in Stated Amount.

After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

6

RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to freeze a Policy Owner’s account and refuse to pay any request for transfers, withdrawals, surrenders, loan or death benefit until instructions are received from the appropriate regulators.

INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund’s financial statements.

The financial statements of the Travelers Fund UL II for Variable Life Insurance as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002, financial statements and schedules refer to changes in the Company’s methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

PERFORMANCE INFORMATION

From time to time, the Company may quote different types of historical performance for the Investment Options of the Separate Account and the Mutual Funds in which they Invest (Funds) in advertisements, sales literature, or reports to current or prospective policyholders. We may quote performance in any manner permitted under the law. Performance information may be shown as a change in a hypothetical owner’s Cash Value or Death Benefits. We may present the average annual and cumulative total returns of the Investment Divisions of the Separate Account and the Funds. The performance information shown will cover different periods of time and will reflect the deduction of certain charges although the performance information will generally not reflect the deduction of the cost of insurance charges.

  Fund Performance: This type of performance discloses the returns of the Funds net of investment management fees and other Fund Company fees and expenses, but is not adjusted for fees and expenses imposed by on the Separate Account (e.g., mortality and expense risk charge) or individual policyholder charges (e.g., surrender charges). If the Separate Account fees and policyholder charges were deducted, returns would be lower.

  Investment Option Performance Adjusted for Separate Account Asset-Based Charges: This type of performance discloses the returns of the Investment Options net of investment fees and other Fund fees and expenses and Separate Account asset-based charges but is not adjusted for individual policyholder charges. If the policyholder charges were deducted, returns would be lower.

We may also compare an Investment Option’s performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices. We may use performance ratings that may be reported in financial publications.

Since it is impossible to predict how the Investment Options or the Funds will perform in the future, no performance quote can show you how investment performance will impact your future actual Policy Values. These returns represent past performance and are not an indication of future performance.

The following tables show the average annual returns of the Investment Options and their corresponding Funds available through Fund UL. The returns have been adjusted for Separate Account Asset-Based Charges.

7

MARKETLIFE
AVERAGE ANNUAL RETURNS AS OF 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.56%	-24.56%	-20.29%	-3.55%	—
Alliance Growth Portfolio	-34.17%	-34.17%	-22.89%	-5.15%	—
Capital Appreciation Fund (Janus)	-25.76%	-25.76%	-25.03%	0.52%	9.00%
Dreyfus Stock Index Fund	-23.06%	-23.06%	-15.55%	-1.77%	7.93%
Fidelity VIP Equity Income Portfolio — Initial Class	-17.69%	-17.69%	-5.90%	-0.59%	8.79%
Fidelity VIP Growth Portfolio — Initial Class	-30.73%	-30.73%	-20.68%	-1.25%	7.46%
Janus Aspen Series Mid Cap Growth Port — Service Shares	-28.76%	-28.76%	-33.91%	-3.04%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.46%	-41.46%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.37%	-26.37%	-22.23%	-0.43%	—
Scudder VIT EAFE Equity Index Fund	-22.30%	-22.30%	-21.74%	-6.09%	—
Scudder VIT Small Cap Index Fund	-21.30%	-21.30%	-8.80%	-2.62%	—
Smith Barney Equity Index Portfolio — Class I	-22.87%	-22.87%	-15.40%	-1.59%	8.51%
Smith Barney Fundamental Value Portfolio	-22.01%	-22.01%	-4.38%	1.91%	—
Smith Barney Large Cap Growth Portfolio	-25.44%	-25.44%	-15.83%	—	—
Smith Barney Large Cap Value Portfolio	-26.08%	-26.08%	-8.97%	-4.03%	—
Templeton Growth Securities Fund — Class I	-19.05%	-19.05%	-5.43%	1.66%	8.83%
Pioneer Fund Portfolio	-30.84%	-30.84%	-13.37%	-5.48%	—

BOND FUNDS:
Fidelity VIP High Income Portfolio — Initial Class	2.52%	2.52%	-11.67%	-6.88%	2.54%
Putnam Diversified Income Portfolio	4.94%	4.94%	2.28%	1.36%	—
Smith Barney High Income Portfolio	-4.11%	-4.11%	-5.88%	-3.34%	—
Templeton Global Income Securities Fund — Class I	20.35%	20.35%	8.46%	4.80%	5.15%
Travelers U.S. Government Securities Portfolio	12.61%	12.61%	10.22%	6.80%	6.91%
Travelers Zero Coupon Bond Fund — Series 2005	9.79%	9.79%	9.40%	6.43%	—

BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio — Initial Class	-9.55%	-9.55%	-6.45%	0.54%	6.08%
MFS Total Return Portfolio	-6.11%	-6.11%	2.46%	3.90%	—
Templeton Global Asset Allocation Fund — Class 1	-5.03%	-5.03%	-5.47%	1.63%	7.87%
Travelers Managed Assets Trust	-9.42%	-9.42%	-5.99%	2.51%	7.33%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.48%	0.48%	2.84%	3.33%	3.04%

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expense risk charge and the 0.10% administrative expense charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge (reduced to 2.0% for face amounts at or greater than $500,000 but less than $1 million and waived for face amounts of $1 million and above) or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

8

TRAVELERS VARIABLE LIFE
AVERAGE ANNUAL RETURNS THROUGH 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.52%	-24.52%	-20.25%	-3.50%	—
Alliance Growth Portfolio	-34.14%	-34.14%	-22.86%	-5.10%	—
AllianceBernstein Premier Growth Portfolio — Class B	-31.43%	-31.43%	-22.60%	-2.28%	8.31%
American Funds Growth Fund — Class 2	-25.09%	-25.09%	-14.28%	5.67%	11.10%
American Funds Growth – Income Fund — Class 2	-19.03%	-19.03%	-4.12%	2.62%	9.39%
Ayco Growth Fund	-29.90%	-29.90%	—	—	—
Capital Appreciation Fund (Janus)	-25.72%	-25.72%	-24.99%	0.57%	9.05%
Dreyfus VIF Small Cap Portfolio	-19.81%	-19.81%	-5.69%	-0.38%	11.61%
Equity Income Portfolio (Fidelity)	-14.67%	-14.67%	-5.08%	-0.18%	—
Fidelity VIP II Contrafund Portfolio — Service Class	-10.19%	-10.19%	-10.29%	2.75%	—
Franklin Small Cap Fund — Class 2	-29.29%	-29.29%	-21.05%	—	—
Janus Aspen Series Mid Cap Growth Port—Service Shares	-28.73%	-28.73%	-33.88%	-2.99%	—
Large Cap Portfolio (Fidelity)	-23.45%	-23.45%	-18.95%	-1.72%	—
MFS Mid Cap Growth Portfolio	-49.26%	-49.26%	-25.31%	—	—
Pioneer Mid-Cap Value VCT Portfolio — Class II Shares	-12.13%	-12.13%	2.38%	2.75%	—
Putnam VT Small Cap Value Fund — Class IB Shares	-18.96%	-18.96%	5.42%	—	—
Scudder VIT Small Cap Index Fund	-21.26%	-21.26%	-8.75%	-2.57%	—
Smith Barney Aggressive Growth Portfolio	-33.21%	-33.21%	-10.00%	—	—
Smith Barney Equity Index Portfolio — Class I	-22.83%	-22.83%	-15.36%	-1.54%	8.57%
Smith Barney Fundamental Value Portfolio	-21.97%	-21.97%	-4.33%	1.96%	—
Smith Barney Large Cap Growth Portfolio	-25.41%	-25.41%	-15.79%	—	—
Smith Barney Large Cap Value Portfolio	-26.05%	-26.05%	-8.93%	-3.98%	—
Van Kampen LIT Emerging Growth Portfolio	-33.06%	-33.06%	-25.99%	2.29%	—

INTERNATIONAL STOCK FUNDS:
American Funds Global Growth Fund — Class 2	-15.36%	-15.36%	-16.64%	4.47%	—
Credit Suisse Emerging Markets Portfolio	-12.31%	-12.31%	-18.90%	-4.42%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.43%	-41.43%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.34%	-26.34%	-22.19%	-0.37%	—
Putnam VT International Equity Fund — Class IB Shares	-18.37%	-18.37%	-16.59%	1.58%	—
Scudder VIT EAFE Equity Index Fund	-22.26%	-22.26%	-21.70%	-6.05%	—

BOND FUNDS:
PIMCO Total Return Portfolio	8.14%	8.14%	8.42%	6.24%	—
Putnam Diversified Income Portfolio	4.99%	4.99%	2.33%	1.41%	—
Smith Barney High Income Portfolio	-4.07%	-4.07%	-5.84%	-3.29%	—
Travelers Convertible Securities Portfolio	-7.78%	-7.78%	0.39%	—	—
Travelers U.S. Government Securities Portfolio	12.67%	12.67%	10.27%	6.85%	6.97%

BALANCED FUNDS:
MFS Total Return Portfolio	-6.06%	-6.06%	2.51%	3.95%	—
Travelers Managed Assets Trust	-9.37%	-9.37%	-5.94%	2.56%	7.38%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.53%	0.53%	2.89%	3.38%	3.09%
9

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.85% mortality and expense risk charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect the 1.5% front-end sales charge (waived for face amounts of $5 million and above), the 2.25% premium tax charge, or the 1.25% DAC charge (which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges. These charges would significantly reduce the average annual return reflected.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

10

TRAVELERS VARIABLE LIFE ACCUMULATOR
AVERAGE ANNUAL RETURNS THROUGH 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.37%	-24.37%	-20.09%	-3.31%	—
Alliance Growth Portfolio	-34.01%	-34.01%	-22.70%	-4.91%	—
AllianceBernstein Premier Growth Portfolio — Class B	-31.29%	-31.29%	-22.44%	-2.09%	8.52%
American Funds Growth Fund — Class 2	-24.94%	-24.94%	-14.10%	5.89%	11.33%
American Funds Growth — Income Fund — Class 2	-18.87%	-18.87%	-3.93%	2.83%	9.61%
Ayco Growth Fund	-29.76%	-29.76%	—	—	—
Capital Appreciation Fund (Janus)	-25.57%	-25.57%	-24.84%	0.77%	9.27%
Dreyfus VIF Small Cap Portfolio	-19.65%	-19.65%	-5.50%	-0.18%	11.83%
Equity Income Portfolio (Fidelity)	-14.50%	-14.50%	-4.89%	0.02%	—
Fidelity VIP II Contrafund Portfolio — Service Class	-10.01%	-10.01%	-10.11%	2.96%	—
Franklin Small Cap Fund — Class 2	-29.15%	-29.15%	-20.90%	—	—
Janus Aspen Series Mid Cap Growth Portfolio — Service Shares	-28.59%	-28.59%	-33.74%	-2.79%	—
Large Cap Portfolio (Fidelity)	-23.29%	-23.29%	-18.79%	-1.52%	—
MFS Mid Cap Growth Portfolio	-49.16%	-49.16%	-25.16%	—	—
Pioneer Mid-Cap Value VCT Portfolio — Class II Shares	-11.95%	-11.95%	2.58%	2.96%	—
Putnam VT Small Cap Value Fund — Class IB Shares	-18.80%	-18.80%	5.63%	—	—
Scudder VIT Small Cap Index Fund	-21.10%	-21.10%	-8.57%	-2.37%	—
Smith Barney Aggressive Growth Portfolio	-33.08%	-33.08%	-9.81%	—	—
Smith Barney Equity Index Portfolio — Class I	-22.67%	-22.67%	-15.19%	-1.34%	8.79%
Smith Barney Fundamental Value Portfolio	-21.81%	-21.81%	-4.14%	2.17%	—
Smith Barney Large Cap Growth Portfolio	-25.25%	-25.25%	-15.62%	—	—
Smith Barney Large Cap Value Portfolio	-25.90%	-25.90%	-8.74%	-3.79%	—
Van Kampen LIT Emerging Growth Portfolio	-32.92%	-32.92%	-25.84%	2.49%	—
INTERNATIONAL STOCK FUNDS:
American Funds Global Growth Fund — Class 2	-15.19%	-15.19%	-16.47%	4.69%	—
Credit Suisse Emerging Markets Portfolio	-12.14%	-12.14%	-18.74%	-4.23%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.31%	-41.31%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.19%	-26.19%	-22.03%	-0.18%	—
Putnam VT International Equity Fund — Class IB Shares	-18.20%	-18.20%	-16.43%	1.78%	—
Scudder VIT EAFE Equity Index Fund	-22.10%	-22.10%	-21.54%	-5.86%	—
BOND FUNDS:
PIMCO Total Return Portfolio	8.36%	8.36%	8.64%	6.45%	—
Putnam Diversified Income Portfolio	5.20%	5.20%	2.54%	1.61%	—
Smith Barney High Income Portfolio	-3.87%	-3.87%	-5.65%	-3.10%	—
Travelers Convertible Securities Portfolio	-7.60%	-7.60%	0.59%	—	—
Travelers U.S. Government Securities Portfolio	12.89%	12.89%	10.49%	7.07%	7.18%
BALANCED FUNDS:
MFS Total Return Portfolio	-5.88%	-5.88%	2.71%	4.16%	—
Travelers Managed Assets Trust	-9.19%	-9.19%	-5.75%	2.77%	7.60%
MONEY MARKET FUND:
Travelers Money Market Portfolio	0.73%	0.73%	3.09%	3.59%	3.30%
11

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expense of the underlying funds, as well as the guaranteed maximum 0.65% mortality and expense risk charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge (waived for face amounts of $5 million and above), the 2.25% premium tax charge, or the 1.25% DAC charge (which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges. These charges would significantly reduce the average annual return reflected.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

12

VARIABLE SURVIVORSHIP LIFE
AVERAGE ANNUAL RETURNS AS OF 12/31/2002

INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.56%	-24.56%	-20.29%	-3.55%	—
Alliance Growth Portfolio	-34.17%	-34.17%	-22.89%	-5.15%	—
Ayco Growth Fund	-29.94%	-29.94%	—	—	—
Capital Appreciation Fund (Janus)	-25.76%	-25.76%	-25.03%	0.52%	9.00%
Dreyfus Stock Index Fund	-23.06%	-23.06%	-15.55%	-1.77%	7.93%
Fidelity VIP Equity Income Portfolio — Initial Class	-17.69%	-17.69%	-5.90%	-0.59%	8.79%
Fidelity VIP Growth Portfolio — Initial Class	-30.73%	-30.73%	-20.68%	-1.25%	7.46%
Janus Aspen Series Mid Cap Growth Port—Service Shares	-28.76%	-28.76%	-33.91%	-3.04%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.46%	-41.46%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.37%	-26.37%	-22.23%	-0.43%	—
Scudder VIT EAFE Equity Index Fund	-22.30%	-22.30%	-21.74%	-6.09%	—
Scudder VIT Small Cap Index Fund	-21.30%	-21.30%	-8.80%	-2.62%	—
Smith Barney Equity Index Portfolio — Class I	-22.87%	-22.87%	-15.40%	-1.59%	8.51%
Smith Barney Fundamental Value Return Portfolio	-22.01%	-22.01%	-4.38%	1.91%	—
Smith Barney Large Cap Growth Portfolio	-25.44%	-25.44%	-15.83%	—	—
Smith Barney Large Cap Value Portfolio	-26.08%	-26.08%	-8.97%	-4.03%	—
Templeton Growth Securities Fund — Class 1	-19.05%	-19.05%	-5.43%	1.66%	8.83%
Pioneer Fund Portfolio	-30.84%	-30.84%	-13.37%	-5.48%	—

BOND FUNDS:
Fidelity VIP High Income Portfolio — Initial Class	2.52%	2.52%	-11.67%	-6.88%	2.54%
Putnam Diversified Income Portfolio	4.94%	4.94%	2.28%	1.36%	—
Smith Barney High Income Portfolio	-4.11%	-4.11%	-5.88%	-3.34%	—
Travelers U.S. Government Securities Portfolio	12.61%	12.61%	10.22%	6.80%	6.91%
Travelers Zero Coupon Bond Fund — Series 2005	9.79%	9.79%	9.40%	6.43%	—

BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio — Initial Class	-9.55%	-9.55%	-6.45%	0.54%	6.08%
MFS Total Return Portfolio	-6.11%	-6.11%	2.46%	3.90%	—
Travelers Managed Assets Trust	-9.42%	-9.42%	-5.99%	2.51%	7.33%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.48%	0.48%	2.84%	3.33%	3.04%

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expenses risk charge and the 0.10% administrative expense charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect any front-end sales charge or state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts, including the cost of insurance charges.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

13

VARIABLE SURVIVORSHIP LIFE II
AVERAGE ANNUAL RETURNS THROUGH 12/31/2002

UNDERLYING INVESTMENT OPTIONS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR

DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio	-24.56%	-24.56%	-20.29%	-3.55%	—
Alliance Growth Portfolio	-34.17%	-34.17%	-22.89%	-5.15%	—
AllianceBernstein Premier Growth Portfolio — Class B	-31.46%	-31.46%	-22.64%	-2.33%	8.26%
American Funds Growth Fund — Class 2	-25.13%	-25.13%	-14.32%	5.62%	11.06%
American Funds Growth — Income Fund — Class 2	-19.08%	-19.08%	-4.17%	2.57%	9.34%
Ayco Growth Fund	-29.94%	-29.94%	—	—	—
Capital Appreciation Fund (Janus)	-25.76%	-25.76%	-25.03%	0.52%	9.00%
Dreyfus VIF Small Cap Portfolio	-19.85%	-19.85%	-5.74%	-0.43%	11.55%
Equity Income Portfolio (Fidelity)	-14.71%	-14.71%	-5.13%	-0.23%	—
Fidelity VIP II Contrafund Portfolio — Service Class	-10.24%	-10.24%	-10.33%	2.70%	—
Franklin Small Cap Fund — Class 2	-29.32%	-29.32%	-21.09%	—	—
Janus Aspen Series Mid Cap Growth Port—Service Shares	-28.76%	-28.76%	-33.91%	-3.04%	—
Large Cap Portfolio (Fidelity)	-23.48%	-23.48%	-18.99%	-1.77%	—
MFS Mid Cap Growth Portfolio	-49.29%	-49.29%	-25.34%	—	—
Pioneer Mid—Cap Value VCT Portfolio — Class II Shares	-12.17%	-12.17%	2.33%	2.70%	—
Putnam VT Small Cap Value Fund — Class IB Shares	-19.00%	-19.00%	5.37%	—	—
Scudder VIT Small Cap Index Fund	-21.30%	-21.30%	-8.80%	-2.62%	—
Smith Barney Aggressive Growth Portfolio	-33.24%	-33.24%	-10.04%	—	—
Smith Barney Equity Index Portfolio — Class I	-22.87%	-22.87%	-15.40%	-1.59%	8.51%
Smith Barney Fundamental Value Portfolio	-22.01%	-22.01%	-4.38%	1.91%	—
Smith Barney Large Cap Growth Portfolio	-25.44%	-25.44%	-15.83%	—	—
Smith Barney Large Cap Value Portfolio	-26.08%	-26.08%	-8.97%	-4.03%	—
Van Kampen LIT Emerging Growth Portfolio	-33.09%	-33.09%	-26.03%	2.24%	—

INTERNATIONAL STOCK FUNDS:
American Funds Global Growth Fund — Class 2	-15.40%	-15.40%	-16.68%	4.42%	—
Credit Suisse Emerging Markets Portfolio	-12.36%	-12.36%	-18.94%	-4.47%	—
Janus Aspen Series Global Technology Port—Service Shares	-41.46%	-41.46%	—	—	—
Janus Aspen Series Worldwide Growth Port—Service Shares	-26.37%	-26.37%	-22.23%	-0.42%	—
Putnam VT International Equity Fund — Class IB Shares	-18.41%	-18.41%	-16.64%	1.53%	—
Scudder VIT EAFE Equity Index Fund	-22.30%	-22.30%	-21.74%	-6.09%	—

BOND FUNDS:
PIMCO Total Return Portfolio	8.09%	8.09%	8.37%	6.19%	—
Putnam Diversified Income Portfolio	4.94%	4.94%	2.28%	1.36%	—
Smith Barney High Income Portfolio	-4.11%	-4.11%	-5.88%	-3.34%	—
Travelers Convertible Securities Portfolio	-7.83%	-7.83%	0.34%	—	—
Travelers U.S. Government Securities Portfolio	12.61%	12.61%	10.22%	6.80%	6.91%

BALANCED FUNDS:
MFS Total Return Portfolio	-6.11%	-6.11%	2.46%	3.90%	—
Travelers Managed Assets Trust	-9.42%	-9.42%	-5.99%	2.51%	7.33%

MONEY MARKET FUND:
Travelers Money Market Portfolio	0.48%	0.48%	2.84%	3.33%	3.04%
14

The following performance information represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expenses risk charge and the 0.10% administrative expense charge assessed against amounts allocated to the underlying funds. The rates of return do not reflect front-end sales charge, the 2.25% state premium tax charge (both of which are deducted from premium payments), or the 1.25% DAC charge, nor do they reflect surrender charges or monthly deduction amounts, including cost of insurance charges. These charges would significantly reduce the average annual return reflected.

______________

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

15

FINANCIAL STATEMENTS

The financial statements of The Travelers Life and Annuity Company and The Travelers Fund UL II for Variable Life Insurance follow this page of the SAI. The financial statements of The Company only bear on the Company’s ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account.

EXPERTS

Actuarial Expert. Actuarial matters have been examined by Larry Segal, an actuary of the Company, whose opinion has been filed as an exhibit to the registration statement.

16

The Travelers Life and Annuity Company
One Cityplace
Hartford, Connecticut 06103-3415

L-11843S-TLAC	May 2003

ANNUAL REPORT
DECEMBER 31, 2002

                           THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

Travelers Life & Annuity [LOGO]
   A member of citigroup

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                        CAPITAL APPRECIATION    DREYFUS STOCK INDEX                               MONEY MARKET
                                               FUND                   FUND            MANAGED ASSETS TRUST         PORTFOLIO
                                        --------------------    -------------------   --------------------        ------------
ASSETS:
  Investments at market value:             $14,462,936             $12,488,663             $ 2,564,939             $66,633,983

  Receivables:
    Dividends ................                      --                      --                      --                  23,643
                                           -----------             -----------             -----------             -----------

      Total Assets ...........              14,462,936              12,488,663               2,564,939              66,657,626
                                           -----------             -----------             -----------             -----------

LIABILITIES:
  Payables:
    Insurance charges ........                   1,255                   1,087                     220                   5,833
    Administrative fees ......                     116                     107                      15                     331
                                           -----------             -----------             -----------             -----------

      Total Liabilities ......                   1,371                   1,194                     235                   6,164
                                           -----------             -----------             -----------             -----------

NET ASSETS:                                $14,461,565             $12,487,469             $ 2,564,704             $66,651,462
                                           ===========             ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -1-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                          PREMIER GROWTH      GLOBAL GROWTH FUND -                           GROWTH-INCOME FUND
                                       PORTFOLIO - CLASS B          CLASS 2         GROWTH FUND - CLASS 2       - CLASS 2
                                       -------------------    --------------------  ---------------------    ------------------
ASSETS:
  Investments at market value:             $  846,568             $1,532,178             $7,881,999             $5,914,313

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Assets ...........                846,568              1,532,178              7,881,999              5,914,313
                                           ----------             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     73                    132                    679                    520
    Administrative fees ......                      2                      6                     40                     16
                                           ----------             ----------             ----------             ----------

      Total Liabilities ......                     75                    138                    719                    536
                                           ----------             ----------             ----------             ----------

NET ASSETS:                                $  846,493             $1,532,040             $7,881,280             $5,913,777
                                           ==========             ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -2-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                CREDIT SUISSE
                                                               EMERGING MARKETS     EAFE(R) EQUITY INDEX
                                        AYCO GROWTH FUND           PORTFOLIO                FUND
                                        ----------------       ----------------     --------------------
ASSETS:
  Investments at market value:             $1,948,855             $  260,447             $3,092,782

  Receivables:
    Dividends ................                     --                     --                     --
                                           ----------             ----------             ----------

      Total Assets ...........              1,948,855                260,447              3,092,782
                                           ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    171                     21                    265
    Administrative fees ......                     18                     --                     19
                                           ----------             ----------             ----------

      Total Liabilities ......                    189                     21                    284
                                           ----------             ----------             ----------

NET ASSETS:                                $1,948,666             $  260,426             $3,092,498
                                           ==========             ==========             ==========

                                                              SMALL CAP PORTFOLIO -   FRANKLIN SMALL CAP
                                       SMALL CAP INDEX FUND      INITIAL SHARES         FUND - CLASS 2
                                       --------------------   ---------------------   ------------------
ASSETS:
  Investments at market value:              $4,161,327             $4,598,650             $1,740,489

  Receivables:
    Dividends ................                      --                     --                     --
                                            ----------             ----------             ----------

      Total Assets ...........               4,161,327              4,598,650              1,740,489
                                            ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     359                    402                    154
    Administrative fees ......                      24                     29                      5
                                            ----------             ----------             ----------

      Total Liabilities ......                     383                    431                    159
                                            ----------             ----------             ----------

NET ASSETS:                                 $4,160,944             $4,598,219             $1,740,330
                                            ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -3-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                         TEMPLETON GLOBAL      TEMPLETON GLOBAL      TEMPLETON GROWTH
                                      ASSET ALLOCATION FUND   INCOME SECURITIES      SECURITIES FUND -    EQUITY INDEX PORTFOLIO
                                            - CLASS 1           FUND - CLASS 1            CLASS 1            - CLASS I SHARES
                                      ---------------------   -----------------      -----------------    ----------------------
ASSETS:
  Investments at market value:             $1,003,441             $  491,209             $5,028,874             $9,284,230

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Assets ...........              1,003,441                491,209              5,028,874              9,284,230
                                           ----------             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     87                     43                    435                    811
    Administrative fees ......                     11                      6                     49                     39
                                           ----------             ----------             ----------             ----------

      Total Liabilities ......                     98                     49                    484                    850
                                           ----------             ----------             ----------             ----------

NET ASSETS:                                $1,003,343             $  491,160             $5,028,390             $9,283,380
                                           ==========             ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -4-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                AGGRESSIVE GROWTH       GLOBAL TECHNOLOGY
                                        FUNDAMENTAL VALUE      PORTFOLIO - SERVICE     PORTFOLIO - SERVICE
                                            PORTFOLIO                SHARES                  SHARES
                                        -----------------      -------------------     -------------------
ASSETS:
  Investments at market value:             $13,671,378             $ 2,585,634             $   719,836

  Receivables:
    Dividends ................                      --                      --                      --
                                           -----------             -----------             -----------

      Total Assets ...........              13,671,378               2,585,634                 719,836
                                           -----------             -----------             -----------

LIABILITIES:
  Payables:
    Insurance charges ........                   1,191                     218                      61
    Administrative fees ......                      76                       5                       2
                                           -----------             -----------             -----------

      Total Liabilities ......                   1,267                     223                      63
                                           -----------             -----------             -----------

NET ASSETS:                                $13,670,111             $ 2,585,411             $   719,773
                                           ===========             ===========             ===========

                                          WORLDWIDE GROWTH                                PIONEER MID-CAP
                                        PORTFOLIO - SERVICE    TOTAL RETURN PORTFOLIO  VALUE VCT PORTFOLIO -
                                               SHARES          - ADMINISTRATIVE CLASS     CLASS II SHARES
                                        -------------------    ----------------------  ---------------------
ASSETS:
  Investments at market value:              $ 4,142,706             $15,241,662             $   165,441

  Receivables:
    Dividends ................                       --                      --                      --
                                            -----------             -----------             -----------

      Total Assets ...........                4,142,706              15,241,662                 165,441
                                            -----------             -----------             -----------

LIABILITIES:
  Payables:
    Insurance charges ........                      345                   1,351                      14
    Administrative fees ......                       11                      62                      --
                                            -----------             -----------             -----------

      Total Liabilities ......                      356                   1,413                      14
                                            -----------             -----------             -----------

NET ASSETS:                                 $ 4,142,350             $15,240,249             $   165,427
                                            ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -5-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                           PUTNAM VT
                                     INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP     PUTNAM VT VOYAGER
                                        FUND - CLASS IB     VALUE FUND - CLASS IB    II FUND - CLASS IB   CONVERTIBLE SECURITIES
                                             SHARES                 SHARES                 SHARES               PORTFOLIO
                                     --------------------   ---------------------    ------------------   ----------------------
ASSETS:
  Investments at market value:             $3,096,087             $  367,561             $   85,015             $  906,551

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Assets ...........              3,096,087                367,561                 85,015                906,551
                                           ----------             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    269                     32                      7                     77
    Administrative fees ......                     15                     --                     --                      2
                                           ----------             ----------             ----------             ----------

      Total Liabilities ......                    284                     32                      7                     79
                                           ----------             ----------             ----------             ----------

NET ASSETS:                                $3,095,803             $  367,529             $   85,008             $  906,472
                                           ==========             ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -6-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                          EQUITY INCOME                                 MFS MID CAP GROWTH
                                            PORTFOLIO          LARGE CAP PORTFOLIO          PORTFOLIO
                                          -------------        -------------------      -------------------
ASSETS:
  Investments at market value:             $ 4,166,782             $   866,229             $   913,976

  Receivables:
    Dividends ................                      --                      --                      --
                                           -----------             -----------             -----------

      Total Assets ...........               4,166,782                 866,229                 913,976
                                           -----------             -----------             -----------

LIABILITIES:
  Payables:
    Insurance charges ........                     362                      73                      78
    Administrative fees ......                      17                       2                       2
                                           -----------             -----------             -----------

      Total Liabilities ......                     379                      75                      80
                                           -----------             -----------             -----------

NET ASSETS:                                $ 4,166,403             $   866,154             $   913,896
                                           ===========             ===========             ===========

                                           ZERO COUPON BOND
                                          FUND PORTFOLIO SERIES      U.S. GOVERNMENT
                                                  2005             SECURITIES PORTFOLIO     UTILITIES PORTFOLIO
                                          ---------------------    --------------------     -------------------
ASSETS:
  Investments at market value:                 $ 2,784,180             $11,886,092             $   603,678

  Receivables:
    Dividends ................                          --                      --                      --
                                               -----------             -----------             -----------

      Total Assets ...........                   2,784,180              11,886,092                 603,678
                                               -----------             -----------             -----------

LIABILITIES:
  Payables:
    Insurance charges ........                         248                   1,033                      52
    Administrative fees ......                          26                      92                       6
                                               -----------             -----------             -----------

      Total Liabilities ......                         274                   1,125                      58
                                               -----------             -----------             -----------

NET ASSETS:                                    $ 2,783,906             $11,884,967             $   603,620
                                               ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -7-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                           AIM CAPITAL           ALLIANCE GROWTH        MFS TOTAL RETURN       PUTNAM DIVERSIFIED
                                      APPRECIATION PORTFOLIO        PORTFOLIO               PORTFOLIO           INCOME PORTFOLIO
                                      ----------------------     ---------------        ----------------       ------------------
ASSETS:
  Investments at market value:             $ 7,190,008             $ 9,779,710             $13,521,291             $ 3,342,400

  Receivables:
    Dividends ................                      --                      --                      --                      --
                                           -----------             -----------             -----------             -----------

      Total Assets ...........               7,190,008               9,779,710              13,521,291               3,342,400
                                           -----------             -----------             -----------             -----------

LIABILITIES:
  Payables:
    Insurance charges ........                     619                     853                   1,174                     292
    Administrative fees ......                      52                      81                      67                      25
                                           -----------             -----------             -----------             -----------

      Total Liabilities ......                     671                     934                   1,241                     317
                                           -----------             -----------             -----------             -----------

NET ASSETS:                                $ 7,189,337             $ 9,778,776             $13,520,050             $ 3,342,083
                                           ===========             ===========             ===========             ===========

                        See Notes to Financial Statements
                                      -8-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                          SMITH BARNEY                                  SMITH BARNEY
                                        AGGRESSIVE GROWTH      SMITH BARNEY HIGH    INTERNATIONAL ALL CAP
                                            PORTFOLIO          INCOME PORTFOLIO       GROWTH PORTFOLIO
                                        -----------------      -----------------    ---------------------
ASSETS:
  Investments at market value:             $5,719,815             $2,227,142             $  242,225

  Receivables:
    Dividends ................                     --                     --                     --
                                           ----------             ----------             ----------

      Total Assets ...........              5,719,815              2,227,142                242,225
                                           ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    498                    196                     20
    Administrative fees ......                     24                     10                      1
                                           ----------             ----------             ----------

      Total Liabilities ......                    522                    206                     21
                                           ----------             ----------             ----------

NET ASSETS:                                $5,719,293             $2,226,936             $  242,204
                                           ==========             ==========             ==========

                                                                SMITH BARNEY LARGE       EMERGING GROWTH
                                         SMITH BARNEY LARGE   CAPITALIZATION GROWTH    PORTFOLIO - CLASS I
                                        CAP VALUE PORTFOLIO         PORTFOLIO                SHARES
                                        -------------------   ---------------------    -------------------
ASSETS:
  Investments at market value:               $7,781,432             $5,386,190             $  735,809

  Receivables:
    Dividends ................                       --                     --                     --
                                             ----------             ----------             ----------

      Total Assets ...........                7,781,432              5,386,190                735,809
                                             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                      666                    465                     64
    Administrative fees ......                       42                     19                     --
                                             ----------             ----------             ----------

      Total Liabilities ......                      708                    484                     64
                                             ----------             ----------             ----------

NET ASSETS:                                  $7,780,724             $5,385,706             $  735,745
                                             ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -9-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                         EQUITY INCOME        GROWTH PORTFOLIO -   HIGH INCOME PORTFOLIO      ASSET MANAGER
                                   PORTFOLIO - INITIAL CLASS    INITIAL CLASS         - INITIAL CLASS     PORTFOLIO - INITIAL CLASS
                                   -------------------------  ------------------   ---------------------  -------------------------
ASSETS:
  Investments at market value:             $7,519,255             $8,932,735             $1,482,275             $2,014,916

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Assets ...........              7,519,255              8,932,735              1,482,275              2,014,916
                                           ----------             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    650                    774                    128                    176
    Administrative fees ......                     61                     79                     11                     19
                                           ----------             ----------             ----------             ----------

      Total Liabilities ......                    711                    853                    139                    195
                                           ----------             ----------             ----------             ----------

NET ASSETS:                                $7,518,544             $8,931,882             $1,482,136             $2,014,721
                                           ==========             ==========             ==========             ==========

                        See Notes to Financial Statements
                                      -10-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                           CONTRAFUND(R)
                                       PORTFOLIO - SERVICE
                                              CLASS                   COMBINED
                                           ------------             ------------
ASSETS:
  Investments at market value:             $  1,438,090             $283,451,984

  Receivables:
    Dividends ................                       --                   23,643
                                           ------------             ------------

      Total Assets ...........                1,438,090              283,475,627
                                           ------------             ------------

LIABILITIES:
  Payables:
    Insurance charges ........                      125                   24,658
    Administrative fees ......                        7                    1,649
                                           ------------             ------------

      Total Liabilities ......                      132                   26,307
                                           ------------             ------------

NET ASSETS:                                $  1,437,958             $283,449,320
                                           ============             ============

                        See Notes to Financial Statements
                                      -11-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                   CAPITAL APPRECIATION   DREYFUS STOCK INDEX                           MONEY MARKET
                                                           FUND                  FUND           MANAGED ASSETS TRUST      PORTFOLIO
                                                   --------------------   -------------------   --------------------    ------------
INVESTMENT INCOME:
  Dividends ...................................        $   257,400            $   190,250           $   158,012          $   880,486
                                                       -----------            -----------           -----------          -----------

EXPENSES:
  Insurance charges ...........................            127,554                114,230                17,889              514,313
  Administrative fees .........................             12,272                 11,315                 1,332               35,736
                                                       -----------            -----------           -----------          -----------

    Total expenses ............................            139,826                125,545                19,221              550,049
                                                       -----------            -----------           -----------          -----------

      Net investment income (loss) ............            117,574                 64,705               138,791              330,437
                                                       -----------            -----------           -----------          -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                     --                14,509                   --
    Realized gain (loss) on sale of investments         (1,031,450)            (3,196,815)              (77,952)                  --
                                                       -----------            -----------           -----------          -----------

      Realized gain (loss) ....................         (1,031,450)            (3,196,815)              (63,443)                  --
                                                       -----------            -----------           -----------          -----------

    Change in unrealized gain (loss)
      on investments ..........................         (3,893,594)              (902,019)             (290,811)                  --
                                                       -----------            -----------           -----------          -----------

  Net increase (decrease) in net assets
    resulting from operations .................        $(4,807,470)           $(4,034,129)          $  (215,463)         $   330,437
                                                       ===========            ===========           ===========          ===========

                        See Notes to Financial Statements
                                      -12-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                          PREMIER GROWTH         GLOBAL GROWTH FUND -
                                                        PORTFOLIO - CLASS B             CLASS 2          GROWTH FUND - CLASS 2
                                                        -------------------      --------------------    ---------------------
INVESTMENT INCOME:
  Dividends ...................................             $        --              $     8,883              $     2,475
                                                            -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                   6,130                    7,382                   40,444
  Administrative fees .........................                     158                      345                    2,417
                                                            -----------              -----------              -----------

    Total expenses ............................                   6,288                    7,727                   42,861
                                                            -----------              -----------              -----------

      Net investment income (loss) ............                  (6,288)                   1,156                  (40,386)
                                                            -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                       --                       --
    Realized gain (loss) on sale of investments                 (10,694)                 (22,522)                 (75,272)
                                                            -----------              -----------              -----------

      Realized gain (loss) ....................                 (10,694)                 (22,522)                 (75,272)
                                                            -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................                (267,429)                (144,788)              (1,385,003)
                                                            -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................             $  (284,411)             $  (166,154)             $(1,500,661)
                                                            ===========              ===========              ===========

                                                                                                           CREDIT SUISSE
                                                        GROWTH-INCOME FUND                                EMERGING MARKETS
                                                            - CLASS 2            AYCO GROWTH FUND             PORTFOLIO
                                                        ------------------       ----------------         ----------------
INVESTMENT INCOME:
  Dividends ...................................            $    61,109              $     7,013              $       520
                                                           -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                 31,001                   13,623                    2,101
  Administrative fees .........................                    945                    1,391                        4
                                                           -----------              -----------              -----------

    Total expenses ............................                 31,946                   15,014                    2,105
                                                           -----------              -----------              -----------

      Net investment income (loss) ............                 29,163                   (8,001)                  (1,585)
                                                           -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                     --                       --                       --
    Realized gain (loss) on sale of investments                (59,659)                  (7,802)                 (63,561)
                                                           -----------              -----------              -----------

      Realized gain (loss) ....................                (59,659)                  (7,802)                 (63,561)
                                                           -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................               (864,688)                (596,233)                 (46,979)
                                                           -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................            $  (895,184)             $  (612,036)             $  (112,125)
                                                           ===========              ===========              ===========

                        See Notes to Financial Statements
                                      -13-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                               EAFE(R) EQUITY INDEX                        SMALL CAP PORTFOLIO -  FRANKLIN SMALL CAP
                                                      FUND           SMALL CAP INDEX FUND     INITIAL SHARES        FUND - CLASS 2
                                               --------------------  --------------------  ---------------------  ------------------
INVESTMENT INCOME:
  Dividends ...................................   $    49,987             $    31,948           $     1,218           $     3,759
                                                  -----------             -----------           -----------           -----------

EXPENSES:
  Insurance charges ...........................        25,038                  32,214                25,111                10,200
  Administrative fees .........................         1,895                   2,450                 1,871                   328
                                                  -----------             -----------           -----------           -----------

    Total expenses ............................        26,933                  34,664                26,982                10,528
                                                  -----------             -----------           -----------           -----------

      Net investment income (loss) ............        23,054                  (2,716)              (25,764)               (6,769)
                                                  -----------             -----------           -----------           -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            --                   2,398                    --                    --
    Realized gain (loss) on sale of investments      (198,762)               (158,495)              (33,526)              (93,284)
                                                  -----------             -----------           -----------           -----------

      Realized gain (loss) ....................      (198,762)               (156,097)              (33,526)              (93,284)
                                                  -----------             -----------           -----------           -----------

    Change in unrealized gain (loss)
      on investments ..........................      (636,377)               (898,920)             (916,843)             (390,310)
                                                  -----------             -----------           -----------           -----------

  Net increase (decrease) in net assets
    resulting from operations .................   $  (812,085)            $(1,057,733)          $  (976,133)          $  (490,363)
                                                  ===========             ===========           ===========           ===========

                        See Notes to Financial Statements
                                      -14-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                          TEMPLETON GLOBAL        TEMPLETON GLOBAL        TEMPLETON GROWTH
                                                       ASSET ALLOCATION FUND      INCOME SECURITIES       SECURITIES FUND -
                                                             - CLASS 1             FUND - CLASS 1              CLASS 1
                                                       ---------------------      -----------------       -----------------
INVESTMENT INCOME:
  Dividends ...................................             $    22,037              $     3,752             $   295,017
                                                            -----------              -----------             -----------

EXPENSES:
  Insurance charges ...........................                   8,986                    2,933                  57,888
  Administrative fees .........................                   1,123                      367                   6,622
                                                            -----------              -----------             -----------

    Total expenses ............................                  10,109                    3,300                  64,510
                                                            -----------              -----------             -----------

      Net investment income (loss) ............                  11,928                      452                 230,507
                                                            -----------              -----------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                       --                 270,887
    Realized gain (loss) on sale of investments                 (94,740)                   6,880                 176,491
                                                            -----------              -----------             -----------

      Realized gain (loss) ....................                 (94,740)                   6,880                 447,378
                                                            -----------              -----------             -----------

    Change in unrealized gain (loss)
      on investments ..........................                  21,094                   65,442                (368,458)
                                                            -----------              -----------             -----------

  Net increase (decrease) in net assets
    resulting from operations .................             $   (61,718)             $    72,774             $   309,427
                                                            ===========              ===========             ===========

                                                                                                           AGGRESSIVE GROWTH
                                                       EQUITY INDEX PORTFOLIO      FUNDAMENTAL VALUE      PORTFOLIO - SERVICE
                                                          - CLASS I SHARES             PORTFOLIO                 SHARES
                                                       ----------------------      -----------------      -------------------
INVESTMENT INCOME:
  Dividends ...................................              $   218,258              $   162,178              $        --
                                                             -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                   65,562                  103,966                   23,886
  Administrative fees .........................                    3,389                    6,475                      995
                                                             -----------              -----------              -----------

    Total expenses ............................                   68,951                  110,441                   24,881
                                                             -----------              -----------              -----------

      Net investment income (loss) ............                  149,307                   51,737                  (24,881)
                                                             -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                       --                  257,411                       --
    Realized gain (loss) on sale of investments                 (467,087)                (352,619)                (795,892)
                                                             -----------              -----------              -----------

      Realized gain (loss) ....................                 (467,087)                 (95,208)                (795,892)
                                                             -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................               (1,556,657)              (3,474,224)                (427,792)
                                                             -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................              $(1,874,437)             $(3,517,695)             $(1,248,565)
                                                             ===========              ===========              ===========

                        See Notes to Financial Statements
                                      -15-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                GLOBAL TECHNOLOGY    WORLDWIDE GROWTH                              PIONEER MID-CAP
                                               PORTFOLIO - SERVICE  PORTFOLIO - SERVICE  TOTAL RETURN PORTFOLIO  VALUE VCT PORTFOLIO
                                                      SHARES              SHARES         - ADMINISTRATIVE CLASS   - CLASS II SHARES
                                               -------------------  -------------------  ----------------------  -------------------
INVESTMENT INCOME:
  Dividends ...................................     $        --         $    26,619            $   415,405            $        60
                                                    -----------         -----------            -----------            -----------

EXPENSES:
  Insurance charges ...........................           6,814              32,231                 82,956                    361
  Administrative fees .........................             228               1,099                  3,579                      2
                                                    -----------         -----------            -----------            -----------

    Total expenses ............................           7,042              33,330                 86,535                    363
                                                    -----------         -----------            -----------            -----------

      Net investment income (loss) ............          (7,042)             (6,711)               328,870                   (303)
                                                    -----------         -----------            -----------            -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --                  --                181,513                    691
    Realized gain (loss) on sale of investments        (280,863)           (201,534)                 7,182                   (542)
                                                    -----------         -----------            -----------            -----------

      Realized gain (loss) ....................        (280,863)           (201,534)               188,695                    149
                                                    -----------         -----------            -----------            -----------

    Change in unrealized gain (loss)
      on investments ..........................        (218,212)         (1,077,960)               337,902                 (3,912)
                                                    -----------         -----------            -----------            -----------

  Net increase (decrease) in net assets
    resulting from operations .................     $  (506,117)        $(1,286,205)           $   855,467            $    (4,066)
                                                    ===========         ===========            ===========            ===========

                        See Notes to Financial Statements
                                      -16-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                            PUTNAM VT
                                                      INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP    PUTNAM VT VOYAGER
                                                         FUND - CLASS IB    VALUE FUND - CLASS IB    II FUND - CLASS IB
                                                             SHARES                 SHARES                  SHARES
                                                      --------------------  ---------------------    ------------------
INVESTMENT INCOME:
  Dividends ...................................             $  13,412              $      --              $      --
                                                            ---------              ---------              ---------

EXPENSES:
  Insurance charges ...........................                18,182                    757                    531
  Administrative fees .........................                 1,065                      4                     --
                                                            ---------              ---------              ---------

    Total expenses ............................                19,247                    761                    531
                                                            ---------              ---------              ---------

      Net investment income (loss) ............                (5,835)                  (761)                  (531)
                                                            ---------              ---------              ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                     --                     --
    Realized gain (loss) on sale of investments               (31,375)                (4,357)                (5,837)
                                                            ---------              ---------              ---------

      Realized gain (loss) ....................               (31,375)                (4,357)                (5,837)
                                                            ---------              ---------              ---------

    Change in unrealized gain (loss)
      on investments ..........................              (482,442)               (12,480)               (17,167)
                                                            ---------              ---------              ---------

  Net increase (decrease) in net assets
    resulting from operations .................             $(519,652)             $ (17,598)             $ (23,535)
                                                            =========              =========              =========

                                                      CONVERTIBLE SECURITIES      EQUITY INCOME
                                                             PORTFOLIO              PORTFOLIO         LARGE CAP PORTFOLIO
                                                      ----------------------      -------------       -------------------
INVESTMENT INCOME:
  Dividends ...................................              $  65,459              $  47,706              $   4,864
                                                             ---------              ---------              ---------

EXPENSES:
  Insurance charges ...........................                  5,608                 26,329                  5,413
  Administrative fees .........................                    174                  1,234                    154
                                                             ---------              ---------              ---------

    Total expenses ............................                  5,782                 27,563                  5,567
                                                             ---------              ---------              ---------

      Net investment income (loss) ............                 59,677                 20,143                   (703)
                                                             ---------              ---------              ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  5,601                     --                     --
    Realized gain (loss) on sale of investments                (19,385)               (66,227)               (18,359)
                                                             ---------              ---------              ---------

      Realized gain (loss) ....................                (13,784)               (66,227)               (18,359)
                                                             ---------              ---------              ---------

    Change in unrealized gain (loss)
      on investments ..........................               (101,807)              (517,804)              (192,583)
                                                             ---------              ---------              ---------

  Net increase (decrease) in net assets
    resulting from operations .................              $ (55,914)             $(563,888)             $(211,645)
                                                             =========              =========              =========

                        See Notes to Financial Statements
                                      -17-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                      ZERO COUPON BOND
                                                MFS MID CAP GROWTH  FUND PORTFOLIO SERIES     U.S. GOVERNMENT
                                                    PORTFOLIO               2005           SECURITIES PORTFOLIO  UTILITIES PORTFOLIO
                                                ------------------  ---------------------  --------------------  -------------------
INVESTMENT INCOME:
  Dividends ...................................     $       --           $  229,992             $  716,136           $   47,682
                                                    ----------           ----------             ----------           ----------

EXPENSES:
  Insurance charges ...........................          5,994               20,403                 68,947                4,784
  Administrative fees .........................            120                2,036                  5,634                  598
                                                    ----------           ----------             ----------           ----------

    Total expenses ............................          6,114               22,439                 74,581                5,382
                                                    ----------           ----------             ----------           ----------

      Net investment income (loss) ............         (6,114)             207,553                641,555               42,300
                                                    ----------           ----------             ----------           ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................             --               30,255                 75,990                   --
    Realized gain (loss) on sale of investments        (41,163)              13,226                140,017              (32,156)
                                                    ----------           ----------             ----------           ----------

      Realized gain (loss) ....................        (41,163)              43,481                216,007              (32,156)
                                                    ----------           ----------             ----------           ----------

    Change in unrealized gain (loss)
      on investments ..........................       (448,659)             (12,698)               220,549             (229,092)
                                                    ----------           ----------             ----------           ----------

  Net increase (decrease) in net assets
    resulting from operations .................     $ (495,936)          $  238,336             $1,078,111           $ (218,948)
                                                    ==========           ==========             ==========           ==========

                        See Notes to Financial Statements
                                      -18-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                            AIM CAPITAL            ALLIANCE GROWTH         MFS TOTAL RETURN
                                                      APPRECIATION PORTFOLIO          PORTFOLIO                PORTFOLIO
                                                      ----------------------       ---------------         ----------------
INVESTMENT INCOME:
  Dividends ...................................             $        --              $    70,047              $   825,655
                                                            -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                  61,358                   91,469                   93,222
  Administrative fees .........................                   5,356                    8,722                    5,718
                                                            -----------              -----------              -----------

    Total expenses ............................                  66,714                  100,191                   98,940
                                                            -----------              -----------              -----------

      Net investment income (loss) ............                 (66,714)                 (30,144)                 726,715
                                                            -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                       --                  508,917
    Realized gain (loss) on sale of investments                (321,316)              (1,865,552)                 (72,194)
                                                            -----------              -----------              -----------

      Realized gain (loss) ....................                (321,316)              (1,865,552)                 436,723
                                                            -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................              (1,902,737)              (3,177,870)              (1,938,203)
                                                            -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................             $(2,290,767)             $(5,073,566)             $  (774,765)
                                                            ===========              ===========              ===========

                                                                                  SMITH BARNEY
                                                      PUTNAM DIVERSIFIED        AGGRESSIVE GROWTH        SMITH BARNEY HIGH
                                                       INCOME PORTFOLIO             PORTFOLIO             INCOME PORTFOLIO
                                                      ------------------        -----------------        -----------------
INVESTMENT INCOME:
  Dividends ...................................           $   759,336              $        --              $   567,440
                                                          -----------              -----------              -----------

EXPENSES:
  Insurance charges ...........................                22,560                   36,996                   16,688
  Administrative fees .........................                 2,042                    1,659                      938
                                                          -----------              -----------              -----------

    Total expenses ............................                24,602                   38,655                   17,626
                                                          -----------              -----------              -----------

      Net investment income (loss) ............               734,734                  (38,655)                 549,814
                                                          -----------              -----------              -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                       --                       --
    Realized gain (loss) on sale of investments               (25,552)                (142,472)                (186,462)
                                                          -----------              -----------              -----------

      Realized gain (loss) ....................               (25,552)                (142,472)                (186,462)
                                                          -----------              -----------              -----------

    Change in unrealized gain (loss)
      on investments ..........................              (563,689)              (1,640,026)                (449,628)
                                                          -----------              -----------              -----------

  Net increase (decrease) in net assets
    resulting from operations .................           $   145,493              $(1,821,153)             $   (86,276)
                                                          ===========              ===========              ===========

                        See Notes to Financial Statements
                                      -19-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                    SMITH BARNEY                             SMITH BARNEY LARGE     EMERGING GROWTH
                                               INTERNATIONAL ALL CAP  SMITH BARNEY LARGE   CAPITALIZATION GROWTH      PORTFOLIO -
                                                  GROWTH PORTFOLIO    CAP VALUE PORTFOLIO         PORTFOLIO          CLASS I SHARES
                                               ---------------------  -------------------  ---------------------  ------------------
INVESTMENT INCOME:
  Dividends ...................................      $     2,520          $   351,696            $    21,325          $     1,808
                                                     -----------          -----------            -----------          -----------

EXPENSES:
  Insurance charges ...........................            1,473               66,334                 41,913                5,489
  Administrative fees .........................               95                4,628                  1,580                   14
                                                     -----------          -----------            -----------          -----------

    Total expenses ............................            1,568               70,962                 43,493                5,503
                                                     -----------          -----------            -----------          -----------

      Net investment income (loss) ............              952              280,734                (22,168)              (3,695)
                                                     -----------          -----------            -----------          -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                   --                     --                   --
    Realized gain (loss) on sale of investments          (41,552)            (679,965)              (169,787)             (91,514)
                                                     -----------          -----------            -----------          -----------

      Realized gain (loss) ....................          (41,552)            (679,965)              (169,787)             (91,514)
                                                     -----------          -----------            -----------          -----------

    Change in unrealized gain (loss)
      on investments ..........................           (1,356)          (2,209,178)            (1,423,125)            (197,460)
                                                     -----------          -----------            -----------          -----------

  Net increase (decrease) in net assets
    resulting from operations .................      $   (41,956)         $(2,608,409)           $(1,615,080)         $  (292,669)
                                                     ===========          ===========            ===========          ===========

                        See Notes to Financial Statements
                                      -20-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                           EQUITY INCOME           GROWTH PORTFOLIO -       HIGH INCOME PORTFOLIO
                                                     PORTFOLIO - INITIAL CLASS       INITIAL CLASS            - INITIAL CLASS
                                                     -------------------------     ------------------       ---------------------
INVESTMENT INCOME:
  Dividends ...................................             $    158,232              $     25,483              $    152,163
                                                            ------------              ------------              ------------

EXPENSES:
  Insurance charges ...........................                   76,301                    83,699                    11,773

  Administrative fees .........................                    7,449                     8,636                     1,070
                                                            ------------              ------------              ------------

    Total expenses ............................                   83,750                    92,335                    12,843
                                                            ------------              ------------              ------------

      Net investment income (loss) ............                   74,482                   (66,852)                  139,320
                                                            ------------              ------------              ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  215,372                        --                        --
    Realized gain (loss) on sale of investments                 (940,979)               (1,665,749)                 (135,952)
                                                            ------------              ------------              ------------

      Realized gain (loss) ....................                 (725,607)               (1,665,749)                 (135,952)
                                                            ------------              ------------              ------------

    Change in unrealized gain (loss)
      on investments ..........................               (1,201,708)               (2,217,307)                   32,435
                                                            ------------              ------------              ------------

  Net increase (decrease) in net assets
    resulting from operations .................             $ (1,852,833)             $ (3,949,908)             $     35,803
                                                            ============              ============              ============

                                                                                    CONTRAFUND(R)
                                                          ASSET MANAGER          PORTFOLIO - SERVICE
                                                     PORTFOLIO - INITIAL CLASS          CLASS                    COMBINED
                                                     -------------------------   -------------------           ------------
INVESTMENT INCOME:
  Dividends ...................................            $     79,487              $      2,115              $  6,938,944
                                                           ------------              ------------              ------------

EXPENSES:
  Insurance charges ...........................                  16,684                     7,371                 2,143,091
  Administrative fees .........................                   1,817                       453                   157,534
                                                           ------------              ------------              ------------

    Total expenses ............................                  18,501                     7,824                 2,300,625
                                                           ------------              ------------              ------------

      Net investment income (loss) ............                  60,986                    (5,709)                4,638,319
                                                           ------------              ------------              ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                      --                        --                 1,563,544
    Realized gain (loss) on sale of investments                 (95,099)                   (8,212)              (13,540,491)
                                                           ------------              ------------              ------------

      Realized gain (loss) ....................                 (95,099)                   (8,212)              (11,976,947)
                                                           ------------              ------------              ------------

    Change in unrealized gain (loss)
      on investments ..........................                (176,625)                 (103,205)              (36,900,636)
                                                           ------------              ------------              ------------

  Net increase (decrease) in net assets
    resulting from operations .................            $   (210,738)             $   (117,126)             $(44,239,264)
                                                           ============              ============              ============

                        See Notes to Financial Statements
                                      -21-

                       This page intentionally left blank

                                      -22-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                        CAPITAL APPRECIATION FUND                   DREYFUS STOCK INDEX FUND
                                                   -----------------------------------         -----------------------------------
                                                        2002                 2001                  2002                  2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $     117,574         $     (71,142)        $      64,705         $      38,703
  Realized gain (loss) ....................           (1,031,450)           (8,284,394)           (3,196,815)           (2,351,059)
  Change in unrealized gain (loss)
    on investments ........................           (3,893,594)            3,235,201              (902,019)              436,005
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (4,807,470)           (5,120,335)           (4,034,129)           (1,876,351)
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............            5,214,897             8,361,561             2,858,370             5,656,987
  Participant transfers from other
    funding options .......................           27,379,898            82,958,857            65,149,282           124,285,790
  Contract surrenders .....................           (2,959,586)           (2,864,844)           (2,136,342)           (2,102,981)
  Participant transfers to other
    funding options .......................          (28,698,487)          (82,619,276)          (64,980,357)         (123,461,717)
  Other payments to participants ..........                 (430)               (3,238)              (21,157)               (2,131)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              936,292             5,833,060               869,796             4,375,948
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets           (3,871,178)              712,725            (3,164,333)            2,499,597

NET ASSETS:
    Beginning of year .....................           18,332,743            17,620,018            15,651,802            13,152,205
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $  14,461,565         $  18,332,743         $  12,487,469         $  15,651,802
                                                   =============         =============         =============         =============

                                                          MANAGED ASSETS TRUST
                                                   -----------------------------------
                                                        2002                  2001
                                                   -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $     138,791         $      36,765
  Realized gain (loss) ....................              (63,443)               92,894
  Change in unrealized gain (loss)
    on investments ........................             (290,811)             (237,915)
                                                   -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (215,463)             (108,256)
                                                   -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............              991,059             1,042,432
  Participant transfers from other
    funding options .......................              370,165               245,668
  Contract surrenders .....................             (475,413)             (320,823)
  Participant transfers to other
    funding options .......................             (228,622)             (134,663)
  Other payments to participants ..........                   --                (1,922)
                                                   -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              657,189               830,692
                                                   -------------         -------------

      Net increase (decrease) in net assets              441,726               722,436

NET ASSETS:
    Beginning of year .....................            2,122,978             1,400,542
                                                   -------------         -------------
    End of year ...........................        $   2,564,704         $   2,122,978
                                                   =============         =============

                        See Notes to Financial Statements
                                      -23-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                   PREMIER GROWTH PORTFOLIO -
                                                          MONEY MARKET PORTFOLIO                            CLASS B
                                                   -----------------------------------         -----------------------------------
                                                        2002                  2001                  2002                  2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $     330,437         $   1,012,001         $      (6,288)        $        (580)
  Realized gain (loss) ....................                   --                    --               (10,694)                  221
  Change in unrealized gain (loss)
    on investments ........................                   --                    --              (267,429)               14,850
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........              330,437             1,012,001              (284,411)               14,491
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............           66,541,663            67,101,062               603,215               388,532
  Participant transfers from other
    funding options .......................          380,300,037           439,484,396               278,749                78,198
  Contract surrenders .....................          (10,153,151)           (4,201,863)              (98,218)              (17,836)
  Participant transfers to other
    funding options .......................         (435,416,847)         (466,265,105)              (91,941)              (24,286)
  Other payments to participants ..........                   --                    (3)                   --                    --
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            1,271,702            36,118,487               691,805               424,608
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets            1,602,139            37,130,488               407,394               439,099

NET ASSETS:
    Beginning of year .....................           65,049,323            27,918,835               439,099                    --
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $  66,651,462         $  65,049,323         $     846,493         $     439,099
                                                   =============         =============         =============         =============

                                                       GLOBAL GROWTH FUND - CLASS 2
                                                   -----------------------------------
                                                        2002                  2001
                                                   -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $       1,156         $        (626)
  Realized gain (loss) ....................              (22,522)               (2,251)
  Change in unrealized gain (loss)
    on investments ........................             (144,788)                9,559
                                                   -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (166,154)                6,682
                                                   -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............              642,114               188,963
  Participant transfers from other
    funding options .......................              870,422               215,789
  Contract surrenders .....................              (99,548)              (25,050)
  Participant transfers to other
    funding options .......................              (67,988)               (2,886)
  Other payments to participants ..........              (30,304)                   --
                                                   -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            1,314,696               376,816
                                                   -------------         -------------

      Net increase (decrease) in net assets            1,148,542               383,498

NET ASSETS:
    Beginning of year .....................              383,498                    --
                                                   -------------         -------------
    End of year ...........................        $   1,532,040         $     383,498
                                                   =============         =============

                        See Notes to Financial Statements
                                      -24-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                         GROWTH FUND - CLASS 2               GROWTH-INCOME FUND - CLASS 2
                                                   -------------------------------         -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $   (40,386)        $    (2,163)        $    29,163         $    (1,323)
  Realized gain (loss) ....................            (75,272)             (2,620)            (59,659)               (265)
  Change in unrealized gain (loss)
    on investments ........................         (1,385,003)             66,565            (864,688)             30,318
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........         (1,500,661)             61,782            (895,184)             28,730
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............          3,046,080             946,000           2,642,045             357,627
  Participant transfers from other
    funding options .......................          5,864,593             595,393           4,093,478             575,539
  Contract surrenders .....................           (435,008)            (69,265)           (511,021)            (47,417)
  Participant transfers to other
    funding options .......................           (332,273)           (244,881)           (321,866)             (7,833)
  Other payments to participants ..........            (50,480)                 --                (321)                 --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          8,092,912           1,227,247           5,902,315             877,916
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets          6,592,251           1,289,029           5,007,131             906,646

NET ASSETS:
    Beginning of year .....................          1,289,029                  --             906,646                  --
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 7,881,280         $ 1,289,029         $ 5,913,777         $   906,646
                                                   ===========         ===========         ===========         ===========

                                                                                           CREDIT SUISSE EMERGING MARKETS
                                                          AYCO GROWTH FUND                           PORTFOLIO
                                                   -------------------------------         -------------------------------
                                                       2002                2001               2002                 2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $    (8,001)        $       951         $    (1,585)        $       (86)
  Realized gain (loss) ....................             (7,802)              5,132             (63,561)                 79
  Change in unrealized gain (loss)
    on investments ........................           (596,233)             20,686             (46,979)              7,508
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (612,036)             26,769            (112,125)              7,501
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            213,522             477,698             117,738              64,692
  Participant transfers from other
    funding options .......................          1,991,443             384,356             686,898               2,376
  Contract surrenders .....................            (40,250)            (14,349)            (40,759)             (3,443)
  Participant transfers to other
    funding options .......................           (255,537)           (222,950)           (461,620)               (832)
  Other payments to participants ..........                 --                  --                  --                  --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          1,909,178             624,755             302,257              62,793
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets          1,297,142             651,524             190,132              70,294

NET ASSETS:
    Beginning of year .....................            651,524                  --              70,294                  --
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 1,948,666         $   651,524         $   260,426         $    70,294
                                                   ===========         ===========         ===========         ===========

                        See Notes to Financial Statements
                                      -25-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                       EAFE(R) EQUITY INDEX FUND                SMALL CAP INDEX FUND
                                                   --------------------------------        -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $    23,054         $   (19,202)        $    (2,716)        $      (990)
  Realized gain (loss) ....................           (198,762)           (170,961)           (156,097)            118,775
  Change in unrealized gain (loss)
    on investments ........................           (636,377)           (430,361)           (898,920)            (51,682)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (812,085)           (620,524)         (1,057,733)             66,103
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            755,791           1,524,596           1,510,757           1,297,641
  Participant transfers from other
    funding options .......................          1,416,730             693,297           1,971,802             907,021
  Contract surrenders .....................           (369,525)           (303,127)           (711,063)           (287,347)
  Participant transfers to other
    funding options .......................           (414,158)           (632,769)           (564,960)           (249,092)
  Other payments to participants ..........               (175)                 --                  --                  --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          1,388,663           1,281,997           2,206,536           1,668,223
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets            576,578             661,473           1,148,803           1,734,326

NET ASSETS:
    Beginning of year .....................          2,515,920           1,854,447           3,012,141           1,277,815
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 3,092,498         $ 2,515,920         $ 4,160,944         $ 3,012,141
                                                   ===========         ===========         ===========         ===========

                                                    SMALL CAP PORTFOLIO - INITIAL
                                                               SHARES
                                                   -------------------------------
                                                       2002                2001
                                                   -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $   (25,764)        $       258
  Realized gain (loss) ....................            (33,526)             25,780
  Change in unrealized gain (loss)
    on investments ........................           (916,843)              7,160
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (976,133)             33,198
                                                   -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............          1,749,187             557,991
  Participant transfers from other
    funding options .......................          3,823,639              56,643
  Contract surrenders .....................           (233,648)            (24,307)
  Participant transfers to other
    funding options .......................           (210,078)           (175,822)
  Other payments to participants ..........             (2,451)                 --
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          5,126,649             414,505
                                                   -----------         -----------

      Net increase (decrease) in net assets          4,150,516             447,703

NET ASSETS:
    Beginning of year .....................            447,703                  --
                                                   -----------         -----------
    End of year ...........................        $ 4,598,219         $   447,703
                                                   ===========         ===========

                        See Notes to Financial Statements
                                      -26-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                TEMPLETON GLOBAL ASSET ALLOCATION
                                                    FRANKLIN SMALL CAP FUND - CLASS 2                     FUND - CLASS 1
                                                   -----------------------------------         -----------------------------------
                                                        2002                  2001                  2002                  2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $      (6,769)        $        (463)        $      11,928         $       6,128
  Realized gain (loss) ....................              (93,284)                 (261)              (94,740)               52,907
  Change in unrealized gain (loss)
    on investments ........................             (390,310)               24,112                21,094              (201,847)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (490,363)               23,388               (61,718)             (142,812)
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............              988,599               439,406               125,861               234,301
  Participant transfers from other
    funding options .......................            1,463,100                47,418               126,114                15,594
  Contract surrenders .....................             (129,927)              (15,888)             (264,358)             (224,699)
  Participant transfers to other
    funding options .......................             (409,000)             (176,403)              (93,869)             (167,158)
  Other payments to participants ..........                   --                    --                    --                (2,883)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            1,912,772               294,533              (106,252)             (144,845)
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets            1,422,409               317,921              (167,970)             (287,657)

NET ASSETS:
    Beginning of year .....................              317,921                    --             1,171,313             1,458,970
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $   1,740,330         $     317,921         $   1,003,343         $   1,171,313
                                                   =============         =============         =============         =============

                                                        TEMPLETON GLOBAL INCOME                    TEMPLETON GROWTH SECURITIES
                                                       SECURITIES FUND - CLASS 1                         FUND - CLASS 1
                                                   -----------------------------------         -----------------------------------
                                                        2002              2001                     2002                   2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $         452         $       7,196         $     230,507         $      35,821
  Realized gain (loss) ....................                6,880                (1,537)              447,378               718,055
  Change in unrealized gain (loss)
    on investments ........................               65,442                (1,415)             (368,458)              (54,812)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........               72,774                 4,244               309,427               699,064
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............               69,145                44,538               833,620             1,285,987
  Participant transfers from other
    funding options .......................              205,594                18,941           272,902,567           389,379,732
  Contract surrenders .....................              (48,065)              (34,875)             (891,719)             (578,938)
  Participant transfers to other
    funding options .......................              (97,372)                 (970)         (273,999,544)         (389,790,726)
  Other payments to participants ..........                   --                (5,758)                 (145)              (12,674)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              129,302                21,876            (1,155,221)              283,381
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets              202,076                26,120              (845,794)              982,445

NET ASSETS:
    Beginning of year .....................              289,084               262,964             5,874,184             4,891,739
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $     491,160         $     289,084         $   5,028,390         $   5,874,184
                                                   =============         =============         =============         =============

                        See Notes to Financial Statements
                                      -27-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    EQUITY INDEX PORTFOLIO - CLASS I
                                                                SHARES                           FUNDAMENTAL VALUE PORTFOLIO
                                                   ---------------------------------         ---------------------------------
                                                        2002                2001                 2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $    149,307         $        378         $     51,737         $     (8,106)
  Realized gain (loss) ....................            (467,087)             (76,946)             (95,208)             449,203
  Change in unrealized gain (loss)
    on investments ........................          (1,556,657)             (13,797)          (3,474,224)            (606,172)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........          (1,874,437)             (90,365)          (3,517,695)            (165,075)
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............           4,907,149            2,989,420            4,690,527            4,660,611
  Participant transfers from other
    funding options .......................           4,745,501            3,675,231            7,666,660            3,359,490
  Contract surrenders .....................          (1,538,178)            (644,870)          (1,900,581)            (718,672)
  Participant transfers to other
    funding options .......................          (3,075,216)            (775,840)          (1,677,798)          (1,050,717)
  Other payments to participants ..........                (416)                  --              (51,371)             (17,571)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           5,038,840            5,243,941            8,727,437            6,233,141
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets           3,164,403            5,153,576            5,209,742            6,068,066

NET ASSETS:
    Beginning of year .....................           6,118,977              965,401            8,460,369            2,392,303
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $  9,283,380         $  6,118,977         $ 13,670,111         $  8,460,369
                                                   ============         ============         ============         ============

                                                      AGGRESSIVE GROWTH PORTFOLIO -
                                                              SERVICE SHARES
                                                    ---------------------------------
                                                        2002                  2001
                                                    ------------         ------------
OPERATIONS:
  Net investment income (loss) ............         $    (24,881)        $    (20,639)
  Realized gain (loss) ....................             (795,892)          (1,318,287)
  Change in unrealized gain (loss)
    on investments ........................             (427,792)             481,717
                                                    ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (1,248,565)            (857,209)
                                                    ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............            1,320,879            2,344,623
  Participant transfers from other
    funding options .......................           93,565,571           25,012,594
  Contract surrenders .....................             (549,582)            (436,610)
  Participant transfers to other
    funding options .......................          (93,415,556)         (24,789,880)
  Other payments to participants ..........                 (435)                  --
                                                    ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              920,877            2,130,727
                                                    ------------         ------------

      Net increase (decrease) in net assets             (327,688)           1,273,518

NET ASSETS:
    Beginning of year .....................            2,913,099            1,639,581
                                                    ------------         ------------
    End of year ...........................         $  2,585,411         $  2,913,099
                                                    ============         ============

                        See Notes to Financial Statements
                                      -28-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                     GLOBAL TECHNOLOGY PORTFOLIO -             WORLDWIDE GROWTH PORTFOLIO -
                                                             SERVICE SHARES                           SERVICE SHARES
                                                   ---------------------------------         ---------------------------------
                                                       2002                  2001                2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $     (7,042)        $     (4,087)        $     (6,711)        $    (13,551)
  Realized gain (loss) ....................            (280,863)            (511,711)            (201,534)             (74,628)
  Change in unrealized gain (loss)
    on investments ........................            (218,212)            (146,773)          (1,077,960)            (578,837)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........            (506,117)            (662,571)          (1,286,205)            (667,016)
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............             364,538            2,286,524            1,581,229            4,690,393
  Participant transfers from other
    funding options .......................             120,502              283,488              750,523              823,428
  Contract surrenders .....................            (157,751)          (2,147,584)            (737,344)          (1,154,876)
  Participant transfers to other
    funding options .......................            (249,606)             (76,895)            (566,476)            (257,820)
  Other payments to participants ..........              (1,727)                  --               (6,676)                  --
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              75,956              345,533            1,021,256            4,101,125
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets            (430,161)            (317,038)            (264,949)           3,434,109

NET ASSETS:
    Beginning of year .....................           1,149,934            1,466,972            4,407,299              973,190
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $    719,773         $  1,149,934         $  4,142,350         $  4,407,299
                                                   ============         ============         ============         ============

                                                        TOTAL RETURN PORTFOLIO -               PIONEER MID-CAP VALUE VCT
                                                         ADMINISTRATIVE CLASS                 PORTFOLIO - CLASS II SHARES
                                                    ---------------------------------         ----------------------------
                                                        2002                 2001                 2002               2001
                                                    ------------         ------------         ------------         -------
OPERATIONS:
  Net investment income (loss) ............         $    328,870         $     17,636         $       (303)        $    --
  Realized gain (loss) ....................              188,695               66,654                  149              --
  Change in unrealized gain (loss)
    on investments ........................              337,902              (54,143)              (3,912)             --
                                                    ------------         ------------         ------------         -------

    Net increase (decrease) in net assets
      resulting from operations ...........              855,467               30,147               (4,066)             --
                                                    ------------         ------------         ------------         -------

UNIT TRANSACTIONS:
  Participant premium payments ............            4,092,010            4,056,524               39,555              --
  Participant transfers from other
    funding options .......................            9,789,982              731,694              145,905              --
  Contract surrenders .....................             (850,118)            (114,532)              (9,119)             --
  Participant transfers to other
    funding options .......................             (789,530)          (2,519,301)              (6,848)             --
  Other payments to participants ..........              (42,094)                  --                   --              --
                                                    ------------         ------------         ------------         -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....           12,200,250            2,154,385              169,493              --
                                                    ------------         ------------         ------------         -------

      Net increase (decrease) in net assets           13,055,717            2,184,532              165,427              --

NET ASSETS:
    Beginning of year .....................            2,184,532                   --                   --              --
                                                    ------------         ------------         ------------         -------
    End of year ...........................         $ 15,240,249         $  2,184,532         $    165,427         $    --
                                                    ============         ============         ============         =======

                        See Notes to Financial Statements
                                      -29-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    PUTNAM VT INTERNATIONAL GROWTH        PUTNAM VT SMALL CAP VALUE FUND
                                                        FUND - CLASS IB SHARES                  - CLASS IB SHARES
                                                   --------------------------------       ------------------------------
                                                       2002                2001                2002              2001
                                                   -----------         -----------         -----------         -------
OPERATIONS:
  Net investment income (loss) ............        $    (5,835)        $      (810)        $      (761)        $    --
  Realized gain (loss) ....................            (31,375)             (2,477)             (4,357)             --
  Change in unrealized gain (loss)
    on investments ........................           (482,442)             12,413             (12,480)             --
                                                   -----------         -----------         -----------         -------

    Net increase (decrease) in net assets
      resulting from operations ...........           (519,652)              9,126             (17,598)             --
                                                   -----------         -----------         -----------         -------

UNIT TRANSACTIONS:
  Participant premium payments ............            676,442             562,805             100,462              --
  Participant transfers from other
    funding options .......................          2,775,184             200,731             332,049              --
  Contract surrenders .....................           (176,750)            (24,153)            (13,443)             --
  Participant transfers to other
    funding options .......................           (123,179)           (284,751)            (33,941)             --
  Other payments to participants ..........                 --                  --                  --              --
                                                   -----------         -----------         -----------         -------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          3,151,697             454,632             385,127              --
                                                   -----------         -----------         -----------         -------

      Net increase (decrease) in net assets          2,632,045             463,758             367,529              --

NET ASSETS:
    Beginning of year .....................            463,758                  --                  --              --
                                                   -----------         -----------         -----------         -------
    End of year ...........................        $ 3,095,803         $   463,758         $   367,529         $    --
                                                   ===========         ===========         ===========         =======

                                                     PUTNAM VT VOYAGER II FUND -
                                                          CLASS IB SHARES
                                                   -------------------------------
                                                       2002                2001
                                                   -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $      (531)        $       (89)
  Realized gain (loss) ....................             (5,837)               (102)
  Change in unrealized gain (loss)
    on investments ........................            (17,167)              1,950
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........            (23,535)              1,759
                                                   -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............             36,591              55,222
  Participant transfers from other
    funding options .......................             46,280              10,370
  Contract surrenders .....................            (12,639)             (1,857)
  Participant transfers to other
    funding options .......................            (23,188)             (3,995)
  Other payments to participants ..........                 --                  --
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             47,044              59,740
                                                   -----------         -----------

      Net increase (decrease) in net assets             23,509              61,499

NET ASSETS:
    Beginning of year .....................             61,499                  --
                                                   -----------         -----------
    End of year ...........................        $    85,008         $    61,499
                                                   ===========         ===========

                        See Notes to Financial Statements
                                      -30-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                   CONVERTIBLE SECURITIES PORTFOLIO            EQUITY INCOME PORTFOLIO
                                                   --------------------------------        -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $    59,677         $     1,567         $    20,143         $     9,973
  Realized gain (loss) ....................            (13,784)              3,266             (66,227)             (7,207)
  Change in unrealized gain (loss)
    on investments ........................           (101,807)             (3,686)           (517,804)             30,570
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........            (55,914)              1,147            (563,888)             33,336
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            385,713             210,599           1,680,976           1,322,802
  Participant transfers from other
    funding options .......................            338,059             229,169           2,502,493             336,598
  Contract surrenders .....................           (129,962)            (16,446)           (297,549)            (56,950)
  Participant transfers to other
    funding options .......................            (17,826)             (6,563)           (328,236)           (462,855)
  Other payments to participants ..........            (31,504)                 --                (324)                 --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            544,480             416,759           3,557,360           1,139,595
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets            488,566             417,906           2,993,472           1,172,931

NET ASSETS:
    Beginning of year .....................            417,906                  --           1,172,931                  --
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $   906,472         $   417,906         $ 4,166,403         $ 1,172,931
                                                   ===========         ===========         ===========         ===========

                                                          LARGE CAP PORTFOLIO                MFS MID CAP GROWTH PORTFOLIO
                                                   -------------------------------         -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $      (703)        $     1,109         $    (6,114)        $      (993)
  Realized gain (loss) ....................            (18,359)                282             (41,163)             24,076
  Change in unrealized gain (loss)
    on investments ........................           (192,583)              5,833            (448,659)             (9,176)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........           (211,645)              7,224            (495,936)             13,907
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            494,157             347,621             701,039             280,061
  Participant transfers from other
    funding options .......................            392,081              34,325             381,424             256,646
  Contract surrenders .....................            (91,587)            (18,097)           (115,927)            (34,013)
  Participant transfers to other
    funding options .......................            (74,302)            (13,450)            (58,159)             (5,754)
  Other payments to participants ..........               (173)                 --              (9,392)                 --
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            720,176             350,399             898,985             496,940
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets            508,531             357,623             403,049             510,847

NET ASSETS:
    Beginning of year .....................            357,623                  --             510,847                  --
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $   866,154         $   357,623         $   913,896         $   510,847
                                                   ===========         ===========         ===========         ===========

                        See Notes to Financial Statements
                                      -31-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    ZERO COUPON BOND FUND PORTFOLIO             U.S. GOVERNMENT SECURITIES
                                                              SERIES 2005                                PORTFOLIO
                                                   ---------------------------------         ---------------------------------
                                                        2002                 2001                2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $    207,553         $     69,439         $    641,555         $     88,519
  Realized gain (loss) ....................              43,481               24,325              216,007                4,169
  Change in unrealized gain (loss)
    on investments ........................             (12,698)              (3,589)             220,549              (18,569)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........             238,336               90,175            1,078,111               74,119
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............             272,299              687,791            3,596,618            1,147,369
  Participant transfers from other
    funding options .......................             282,905              707,991            6,378,439            2,621,866
  Contract surrenders .....................            (182,867)            (205,408)          (1,025,356)            (305,598)
  Participant transfers to other
    funding options .......................            (118,489)            (189,594)          (2,657,781)            (349,379)
  Other payments to participants ..........                  --                   --              (44,188)                  --
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             253,848            1,000,780            6,247,732            3,114,258
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets             492,184            1,090,955            7,325,843            3,188,377

NET ASSETS:
    Beginning of year .....................           2,291,722            1,200,767            4,559,124            1,370,747
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $  2,783,906         $  2,291,722         $ 11,884,967         $  4,559,124
                                                   ============         ============         ============         ============

                                                          UTILITIES PORTFOLIO
                                                   ---------------------------------
                                                       2002                 2001
                                                   ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $     42,300         $      9,878
  Realized gain (loss) ....................             (32,156)                 424
  Change in unrealized gain (loss)
    on investments ........................            (229,092)            (283,185)
                                                   ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........            (218,948)            (272,883)
                                                   ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............             162,313              149,844
  Participant transfers from other
    funding options .......................              85,511              160,090
  Contract surrenders .....................             (75,341)            (110,738)
  Participant transfers to other
    funding options .......................             (16,802)            (284,042)
  Other payments to participants ..........                  --               (7,900)
                                                   ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             155,681              (92,746)
                                                   ------------         ------------

      Net increase (decrease) in net assets             (63,267)            (365,629)

NET ASSETS:
    Beginning of year .....................             666,887            1,032,516
                                                   ------------         ------------
    End of year ...........................        $    603,620         $    666,887
                                                   ============         ============

                        See Notes to Financial Statements
                                      -32-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                         AIM CAPITAL APPRECIATION
                                                                PORTFOLIO                          ALLIANCE GROWTH PORTFOLIO
                                                   -----------------------------------         -----------------------------------
                                                        2002                  2001                  2002                 2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $     (66,714)        $     (75,059)        $     (30,144)        $     (91,254)
  Realized gain (loss) ....................             (321,316)           (2,852,543)           (1,865,552)             (763,764)
  Change in unrealized gain (loss)
    on investments ........................           (1,902,737)              110,394            (3,177,870)           (1,191,839)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (2,290,767)           (2,817,208)           (5,073,566)           (2,046,857)
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............            2,605,909             4,217,950             3,576,011             5,762,359
  Participant transfers from other
    funding options .......................           15,913,098           179,039,488             3,242,056            19,670,577
  Contract surrenders .....................           (1,235,599)           (1,081,608)           (1,863,418)           (1,924,902)
  Participant transfers to other
    funding options .......................          (16,124,089)         (178,232,882)           (4,595,867)          (18,661,790)
  Other payments to participants ..........              (26,299)               (6,808)              (12,220)               (3,350)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            1,133,020             3,936,140               346,562             4,842,894
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets           (1,157,747)            1,118,932            (4,727,004)            2,796,037

NET ASSETS:
    Beginning of year .....................            8,347,084             7,228,152            14,505,780            11,709,743
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $   7,189,337         $   8,347,084         $   9,778,776         $  14,505,780
                                                   =============         =============         =============         =============

                                                                                                    PUTNAM DIVERSIFIED INCOME
                                                        MFS TOTAL RETURN PORTFOLIO                          PORTFOLIO
                                                   -----------------------------------         -----------------------------------
                                                        2002                  2001                  2002                   2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $     726,715         $     116,187         $     734,734         $     116,862
  Realized gain (loss) ....................              436,723               220,432               (25,552)              (29,827)
  Change in unrealized gain (loss)
    on investments ........................           (1,938,203)             (352,004)             (563,689)              (49,029)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (774,765)              (15,385)              145,493                38,006
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............            4,830,466             4,751,581               700,999               562,999
  Participant transfers from other
    funding options .......................            2,730,786             2,085,719             1,199,259               753,970
  Contract surrenders .....................           (1,906,866)             (996,153)             (282,751)             (217,452)
  Participant transfers to other
    funding options .......................             (789,502)             (534,442)             (328,639)             (320,451)
  Other payments to participants ..........               (2,776)              (16,890)                 (195)                   --
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            4,862,108             5,289,815             1,288,673               779,066
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets            4,087,343             5,274,430             1,434,166               817,072

NET ASSETS:
    Beginning of year .....................            9,432,707             4,158,277             1,907,917             1,090,845
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $  13,520,050         $   9,432,707         $   3,342,083         $   1,907,917
                                                   =============         =============         =============         =============

                        See Notes to Financial Statements
                                      -33-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    SMITH BARNEY AGGRESSIVE GROWTH            SMITH BARNEY HIGH INCOME
                                                              PORTFOLIO                               PORTFOLIO
                                                   -------------------------------         -------------------------------
                                                       2002                2001                2002                2001
                                                   -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $   (38,655)        $    (5,558)        $   549,814         $   124,460
  Realized gain (loss) ....................           (142,472)               (850)           (186,462)            (39,501)
  Change in unrealized gain (loss)
    on investments ........................         (1,640,026)            112,126            (449,628)           (152,502)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........         (1,821,153)            105,718             (86,276)            (67,543)
                                                   -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............          2,400,041           1,548,057             655,768             584,248
  Participant transfers from other
    funding options .......................          3,579,323           1,355,483           1,094,512             782,055
  Contract surrenders .....................           (513,103)           (102,222)           (251,050)           (147,774)
  Participant transfers to other
    funding options .......................           (650,245)           (160,120)           (848,269)           (145,253)
  Other payments to participants ..........            (22,486)                 --              (1,252)             (5,465)
                                                   -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          4,793,530           2,641,198             649,709           1,067,811
                                                   -----------         -----------         -----------         -----------

      Net increase (decrease) in net assets          2,972,377           2,746,916             563,433           1,000,268

NET ASSETS:
    Beginning of year .....................          2,746,916                  --           1,663,503             663,235
                                                   -----------         -----------         -----------         -----------
    End of year ...........................        $ 5,719,293         $ 2,746,916         $ 2,226,936         $ 1,663,503
                                                   ===========         ===========         ===========         ===========

                                                    SMITH BARNEY INTERNATIONAL ALL
                                                         CAP GROWTH PORTFOLIO
                                                   -------------------------------
                                                       2002                2001
                                                   -----------         -----------
OPERATIONS:
  Net investment income (loss) ............        $       952         $       (82)
  Realized gain (loss) ....................            (41,552)             (4,837)
  Change in unrealized gain (loss)
    on investments ........................             (1,356)                160
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations ...........            (41,956)             (4,759)
                                                   -----------         -----------

UNIT TRANSACTIONS:
  Participant premium payments ............            215,109              30,882
  Participant transfers from other
    funding options .......................          1,119,533             131,319
  Contract surrenders .....................            (14,146)               (895)
  Participant transfers to other
    funding options .......................         (1,097,451)            (95,432)
  Other payments to participants ..........                 --                  --
                                                   -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            223,045              65,874
                                                   -----------         -----------

      Net increase (decrease) in net assets            181,089              61,115

NET ASSETS:
    Beginning of year .....................             61,115                  --
                                                   -----------         -----------
    End of year ...........................        $   242,204         $    61,115
                                                   ===========         ===========

                        See Notes to Financial Statements
                                      -34-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                        SMITH BARNEY LARGE CAP VALUE            SMITH BARNEY LARGE CAPITALIZATION
                                                                PORTFOLIO                              GROWTH PORTFOLIO
                                                   -----------------------------------         -----------------------------------
                                                        2002                  2001                  2002                  2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $     280,734         $      34,248         $     (22,168)        $     (25,222)
  Realized gain (loss) ....................             (679,965)               (6,492)             (169,787)             (283,179)
  Change in unrealized gain (loss)
    on investments ........................           (2,209,178)             (571,658)           (1,423,125)              (48,608)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (2,608,409)             (543,902)           (1,615,080)             (357,009)
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............            3,143,114             3,801,762             2,680,256             2,670,264
  Participant transfers from other
    funding options .......................            8,753,683             7,047,216               697,780             2,747,351
  Contract surrenders .....................           (1,359,651)             (903,770)             (806,772)             (453,134)
  Participant transfers to other
    funding options .......................           (8,454,702)           (5,194,242)             (524,387)           (1,403,926)
  Other payments to participants ..........                 (231)                   --                  (172)                   --
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....            2,082,213             4,750,966             2,046,705             3,560,555
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets             (526,196)            4,207,064               431,625             3,203,546

NET ASSETS:
    Beginning of year .....................            8,306,920             4,099,856             4,954,081             1,750,535
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $   7,780,724         $   8,306,920         $   5,385,706         $   4,954,081
                                                   =============         =============         =============         =============

                                                      EMERGING GROWTH PORTFOLIO -               EQUITY INCOME PORTFOLIO - INITIAL
                                                             CLASS I SHARES                                   CLASS
                                                   -----------------------------------         -----------------------------------
                                                        2002                  2001                  2002                  2001
                                                   -------------         -------------         -------------         -------------
OPERATIONS:
  Net investment income (loss) ............        $      (3,695)        $        (898)        $      74,482         $      45,654
  Realized gain (loss) ....................              (91,514)               (2,848)             (725,607)             (382,218)
  Change in unrealized gain (loss)
    on investments ........................             (197,460)               (7,827)           (1,201,708)             (183,377)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from operations ...........             (292,669)              (11,573)           (1,852,833)             (519,941)
                                                   -------------         -------------         -------------         -------------

UNIT TRANSACTIONS:
  Participant premium payments ............              612,589               234,247             2,104,450             1,529,531
  Participant transfers from other
    funding options .......................              258,217               235,934            97,797,029           221,290,517
  Contract surrenders .....................              (97,766)              (19,120)           (1,805,338)           (1,480,226)
  Participant transfers to other
    funding options .......................             (163,531)               (8,466)         (103,244,380)         (216,583,295)
  Other payments to participants ..........              (12,117)                   --                (1,665)               (1,388)
                                                   -------------         -------------         -------------         -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              597,392               442,595            (5,149,904)            4,755,139
                                                   -------------         -------------         -------------         -------------

      Net increase (decrease) in net assets              304,723               431,022            (7,002,737)            4,235,198

NET ASSETS:
    Beginning of year .....................              431,022                    --            14,521,281            10,286,083
                                                   -------------         -------------         -------------         -------------
    End of year ...........................        $     735,745         $     431,022         $   7,518,544         $  14,521,281
                                                   =============         =============         =============         =============

                        See Notes to Financial Statements
                                      -35-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                              HIGH INCOME PORTFOLIO - INITIAL
                                                    GROWTH PORTFOLIO - INITIAL CLASS                       CLASS
                                                   ---------------------------------         ---------------------------------
                                                        2002                 2001                2002                 2001
                                                   ------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $    (66,852)        $    (97,541)        $    139,320         $    122,704
  Realized gain (loss) ....................          (1,665,749)          (3,069,476)            (135,952)            (118,245)
  Change in unrealized gain (loss)
    on investments ........................          (2,217,307)             821,212               32,435             (205,158)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........          (3,949,908)          (2,345,805)              35,803             (200,699)
                                                   ------------         ------------         ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............           2,710,554            4,778,783              310,547              421,771
  Participant transfers from other
    funding options .......................          42,709,535           24,953,546              143,805              376,689
  Contract surrenders .....................          (1,873,651)          (1,932,305)            (217,628)            (143,939)
  Participant transfers to other
    funding options .......................         (42,792,434)         (24,202,072)            (201,106)             (88,671)
  Other payments to participants ..........             (22,361)             (14,246)                  --               (2,719)
                                                   ------------         ------------         ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....             731,643            3,583,706               35,618              563,131
                                                   ------------         ------------         ------------         ------------

      Net increase (decrease) in net assets          (3,218,265)           1,237,901               71,421              362,432

NET ASSETS:
    Beginning of year .....................          12,150,147           10,912,246            1,410,715            1,048,283
                                                   ------------         ------------         ------------         ------------
    End of year ...........................        $  8,931,882         $ 12,150,147         $  1,482,136         $  1,410,715
                                                   ============         ============         ============         ============

                                                   ASSET MANAGER PORTFOLIO - INITIAL
                                                                 CLASS
                                                   ---------------------------------
                                                       2002                 2001
                                                   ------------         ------------
OPERATIONS:
  Net investment income (loss) ............        $     60,986         $     54,298
  Realized gain (loss) ....................             (95,099)               2,155
  Change in unrealized gain (loss)
    on investments ........................            (176,625)            (148,441)
                                                   ------------         ------------

    Net increase (decrease) in net assets
      resulting from operations ...........            (210,738)             (91,988)
                                                   ------------         ------------

UNIT TRANSACTIONS:
  Participant premium payments ............             326,705              503,000
  Participant transfers from other
    funding options .......................             214,821              289,557
  Contract surrenders .....................            (394,867)            (224,737)
  Participant transfers to other
    funding options .......................             (90,896)             (83,207)
  Other payments to participants ..........                  --                 (951)
                                                   ------------         ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....              55,763              483,662
                                                   ------------         ------------

      Net increase (decrease) in net assets            (154,975)             391,674

NET ASSETS:
    Beginning of year .....................           2,169,696            1,778,022
                                                   ------------         ------------
    End of year ...........................        $  2,014,721         $  2,169,696
                                                   ============         ============

                        See Notes to Financial Statements
                                      -36-

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                  CONTRAFUND(R) PORTFOLIO - SERVICE
                                                                 CLASS                                     COMBINED
                                               ---------------------------------------      --------------------------------------
                                                     2002                    2001                 2002                    2001
                                               ---------------         ---------------      ---------------         ---------------
OPERATIONS:
  Net investment income (loss) ............    $        (5,709)        $          (485)     $     4,638,319         $     1,509,786
  Realized gain (loss) ....................             (8,212)                 (1,459)         (11,976,947)            (18,551,116)
  Change in unrealized gain (loss)
    on investments ........................           (103,205)                  6,343          (36,900,636)               (171,720)
                                               ---------------         ---------------      ---------------         ---------------

    Net increase (decrease) in net assets
      resulting from operations ...........           (117,126)                  4,399          (44,239,264)            (17,213,050)
                                               ---------------         ---------------      ---------------         ---------------

UNIT TRANSACTIONS:
  Participant premium payments ............            357,903                 246,901          141,236,581             147,406,558
  Participant transfers from other
    funding options .......................          1,069,559                  53,640        1,079,716,576           1,539,201,780
  Contract surrenders .....................            (86,083)                (11,044)         (40,170,384)            (26,766,737)
  Participant transfers to other
    funding options .......................            (76,780)                 (3,411)      (1,089,859,730)         (1,540,965,865)
  Other payments to participants ..........                 --                      --             (395,537)               (105,897)
                                               ---------------         ---------------      ---------------         ---------------

    Net increase (decrease) in net assets
      resulting from unit transactions ....          1,264,599                 286,086           90,527,506             118,769,839
                                               ---------------         ---------------      ---------------         ---------------

      Net increase (decrease) in net assets          1,147,473                 290,485           46,288,242             101,556,789

NET ASSETS:
    Beginning of year .....................            290,485                      --          237,161,078             135,604,289
                                               ---------------         ---------------      ---------------         ---------------
    End of year ...........................    $     1,437,958         $       290,485      $   283,449,320         $   237,161,078
                                               ===============         ===============      ===============         ===============

                        See Notes to Financial Statements
                                      -37-

                          NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

The  Travelers  Fund  UL II for  Variable  Life  Insurance  ("Fund  UL II") is a
separate  account of The Travelers Life and Annuity Company ("The  Company"),  a
wholly owned subsidiary of The Travelers  Insurance Company,  an indirect wholly owned  subsidiary  of  Citigroup  Inc.,  and is  available  for funding  certain variable  life  insurance  contracts  issued  by  The  Company.  Fund  UL  II is registered  under the  Investment  Company Act of 1940,  as  amended,  as a unit investment  trust.  Fund UL II is comprised  of The  Travelers  MarketLife,  The
Travelers Variable  Survivorship Life, The Travelers Variable  Survivorship Life
II, The Travelers  Variable  Life  Accumulator  and The Travelers  Variable Life
products.

Participant  premium  payments applied to Fund UL II are invested in one or more sub-accounts  in accordance with the selection made by the owner. As of December
31, 2002, the investments comprising Fund UL II were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Dreyfus Stock Index Fund, Maryland business trust
     Managed Assets Trust, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     Alliance Variable Product Series Fund, Inc., Maryland business trust
         Premier Growth Portfolio - Class B
     American Funds Insurance Series (Formerly American Variable Insurance
       Series), Massachusetts business trust
         Global Growth Fund - Class 2
         Growth Fund - Class 2
         Growth-Income Fund - Class 2
     Ayco Series Trust, Massachusetts business trust
         Ayco Growth Fund
     Credit Suisse Trust (Formerly Credit Suisse Warburg Pincus Trust),
       Massachusetts business trust
         Credit Suisse Emerging Markets Portfolio (Formerly Credit Suisse Trust
           Emerging Markets Portfolio)
     Deutsche Asset Management VIT Funds, Massachusetts business trust
         EAFE(R) Equity Index Fund
         Small Cap Index Fund
     Dreyfus Variable Investment Fund, Maryland business trust
         Small Cap Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Small Cap Fund - Class 2
         Templeton Global Asset Allocation Fund - Class 1 (Formerly Templeton
           Asset Strategy Fund - Class 1)
         Templeton Global Income Securities Fund - Class 1
         Templeton Growth Securities Fund - Class 1
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Equity Index Portfolio - Class I Shares
         Fundamental Value Portfolio
     Janus Aspen Series, Delaware business trust
         Aggressive Growth Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Total Return Portfolio - Administrative Class (Formerly Total Return
           Bond Portfolio)
     Pioneer Variable Contracts Trust, Massachusetts business trust
         Pioneer Mid-Cap Value VCT Portfolio - Class II Shares
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Growth Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
         Putnam VT Voyager II Fund - Class IB Shares

                                      -38-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         Convertible Securities Portfolio (Formerly Convertible Bond Portfolio)
         Equity Income Portfolio
         Large Cap Portfolio
         MFS Mid Cap Growth Portfolio
         Zero Coupon Bond Fund Portfolio Series 2005
         U.S. Government Securities Portfolio
         Utilities Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         Alliance Growth Portfolio
         MFS Total Return Portfolio
         Putnam Diversified Income Portfolio
         Smith Barney Aggressive Growth Portfolio
         Smith Barney High Income Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Emerging Growth Portfolio - Class I Shares (Formerly Emerging Growth
           Portfolio)
     Variable Insurance Products Fund, Massachusetts business trust
         Equity Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         High Income Portfolio - Initial Class
     Variable Insurance Products Fund II, Massachusetts business trust
         Asset Manager Portfolio - Initial Class
         Contrafund(R) Portfolio - Service Class

Not all funds may be available in all states or to all contract owners.

The  following  is a summary of  significant  accounting  policies  consistently followed by Fund UL II in the preparation of its financial statements.

SECURITY  VALUATION.  Investments  are valued  daily at the net asset values per share of the underlying funds.

SECURITY  TRANSACTIONS.  Security  transactions  are  accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL  INCOME  TAXES.  The  operations  of Fund UL II form a part of the total operations of The Company and are not taxed separately.  The Company is taxed as a life  insurance  company  under the Internal  Revenue Code of 1986, as amended
(the "Code"). Under existing federal income tax law, no taxes are payable on the investment  income  of  Fund  UL II.  Fund UL II is not  taxed  as a  "regulated investment company" under Subchapter M of the Code.

FINANCIAL  HIGHLIGHTS.  In 2001,  Fund UL II adopted  the  financial  highlights disclosure recommended by the American Institute of Certified Public Accountants
Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure,  which will ultimately display a five year period. It is comprised of the units,  unit values,  investment income ratio,  expense  ratios  and total  returns  for each  sub-account.  Since  each sub-account offers multiple contract charges, certain information is provided in the form of a range.  The range  information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

                                      -39-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      OTHER.  The  preparation  of  financial   statements  in  conformity  with
      accounting  principles  generally accepted in the United States of America requires  management  to make  estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent assets and  liabilities  at the date of the financial  statements  and the reported  amounts of revenues and expenses  during the  reporting  period.
      Actual results could differ from those estimates.

2.    INVESTMENTS

      The aggregate  costs of purchases  and proceeds from sales of  investments were $1,121,728,863 and $1,024,985,201,  respectively,  for the year ended
      December 31, 2002. Realized gains and losses from investment  transactions are reported on an average cost basis. The cost of investments in eligible funds was $327,673,364 at December 31, 2002. Gross unrealized appreciation for all  investments at December 31, 2002 was $645,661.  Gross  unrealized depreciation for all investments at December 31, 2002 was $44,867,041.

3.    CONTRACT CHARGES

      Insurance  charges are paid for the mortality and expense risks assumed by
      The  Company  and  administrative  charges  are  paid  for  administrative expenses.  Each business day, The Company  deducts a mortality and expense risk charge and, in some cases, an  administrative  expense charge,  which are  reflected in the  calculation  of the unit values.  The mortality and expense risk charge equals a maximum, on an annual basis, of 0.85%, of the amounts held in each variable funding option.  The  administrative  charge which applies to Price I (as defined  below)  equals,  on an annual basis,
      0.10% of the amounts held in each  variable  funding  option for the first fifteen policy years only.

      Price  I  contracts  are  broken  down  into  three  categories:  for  all
      MarketLife contracts issued on or after July 12, 1995, and prior to May 1,
      1998 where state approval for Enhanced  MarketLife has been received,  the insurance charges are 0.80% for the first fifteen policy years, then 0.45%
      thereafter;  for MarketLife  contracts  issued after May 1, 1998 in states that had approved  the  mortality  and expense  reduction,  the  insurance charges  are  0.80%  for  the  first  fifteen  policy  years,  then  0.25%
      thereafter;   and  for  all  Variable   Survivorship   Life  and  Variable
      Survivorship  Life II contracts,  the insurance  charges are 0.80% for the first fifteen policy years, then 0.35% thereafter.  For Price II contracts
      (all Travelers Variable Life Accumulator contracts), the insurance charges are 0.65% for the first fifteen policy years, then 0.20%  thereafter.  For
      Price III contracts (all Travelers Variable Life contracts), the insurance charges  are  0.85%  for  the  first  fifteen  policy  years,  then  0.20%
      thereafter.

      The  Company  receives  contingent  surrender  charges  on full or partial contract  surrenders.  Such  charges  are  computed  by  applying  various percentages to premiums  and/or stated  contract  amounts (as described in
      the  prospectus).   The  Company  received   $1,273,161  and  $499,579  in
      satisfaction  of such  contingent  surrender  charges  for the years ended
      December 31, 2002 and 2001, respectively.

                                      -40-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT              NET
                                                                  UNITS           VALUE           ASSETS
                                                                ---------        ------        ----------
Capital Appreciation Fund
  Price I .............................................         3,853,504        $2.762        $10,641,489
  Price II ............................................         3,127,582         0.424         1,327,611
  Price III ...........................................         5,901,533         0.422         2,492,465

Dreyfus Stock Index Fund
  Price I .............................................         4,915,618         2.000         9,829,395
  Price II ............................................         1,216,096         0.612           743,685
  Price III ...........................................         3,146,227         0.608         1,914,389

Managed Assets Trust
  Price I .............................................           468,355         3.023         1,415,871
  Price II ............................................           506,819         0.820           415,731
  Price III ...........................................           898,245         0.816           733,102

Money Market Portfolio
  Price I .............................................        16,787,058         1.814        30,454,019
  Price II ............................................         8,094,061         1.069         8,654,091
  Price III ...........................................        25,890,992         1.064        27,543,352

Alliance Variable Product Series Fund, Inc.
  Premier Growth Portfolio - Class B
    Price I ...........................................           278,223         0.609           169,572
    Price II ..........................................           370,540         0.600           222,406
    Price III .........................................           759,788         0.598           454,515

American Funds Insurance Series
  Global Growth Fund - Class 2
    Price I ...........................................           732,771         0.759           555,909
    Price II ..........................................           412,691         0.755           311,416
    Price III .........................................           883,861         0.752           664,715
  Growth Fund - Class 2
    Price I ...........................................         5,514,279         0.655         3,613,588
    Price II ..........................................         1,964,581         0.653         1,283,586
    Price III .........................................         4,582,700         0.651         2,984,106
  Growth-Income Fund - Class 2
    Price I ...........................................         1,906,708         0.778         1,483,329
    Price II ..........................................         1,167,864         0.795           928,346
    Price III .........................................         4,420,468         0.792         3,502,102

Ayco Series Trust
  Ayco Growth Fund
    Price I ...........................................         2,831,722         0.604         1,709,672
    Price II ..........................................            21,486         0.604            12,978
    Price III .........................................           375,440         0.602           226,016

                                      -41-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT              NET
                                                                  UNITS           VALUE           ASSETS
                                                                ---------        ------        ----------
Credit Suisse Trust
  Credit Suisse Emerging Markets Portfolio
    Price I ...........................................             8,701        $0.768        $    6,683
    Price II ..........................................           218,221         0.785           171,196
    Price III .........................................           105,574         0.782            82,547

Deutsche Asset Management VIT Funds
  EAFE(R) Equity Index Fund
    Price I ...........................................         3,190,402         0.544         1,735,878
    Price II ..........................................           904,900         0.517           467,668
    Price III .........................................         1,728,711         0.514           888,952
  Small Cap Index Fund
    Price I ...........................................         2,608,667         0.860         2,243,746
    Price II ..........................................           776,824         0.750           582,951
    Price III .........................................         1,786,954         0.747         1,334,247

Dreyfus Variable Investment Fund
  Small Cap Portfolio - Initial Shares
    Price I ...........................................         3,407,677         0.778         2,651,353
    Price II ..........................................           744,607         0.783           582,977
    Price III .........................................         1,747,861         0.780         1,363,889

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2
    Price I ...........................................           733,235         0.660           483,939
    Price II ..........................................           573,322         0.668           383,201
    Price III .........................................         1,310,797         0.666           873,190
  Templeton Global Asset Allocation Fund - Class 1
    Price I ...........................................           595,627         1.684         1,003,343
  Templeton Global Income Securities Fund - Class 1
    Price I ...........................................           328,172         1.497           491,160
  Templeton Growth Securities Fund - Class 1
    Price I ...........................................         2,570,817         1.743         4,480,873
    Price II ..........................................           185,577         0.828           153,680
    Price III .........................................           477,965         0.824           393,837

Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Price I ...........................................         5,384,534         0.669         3,604,240
    Price II ..........................................         2,214,522         0.614         1,360,615
    Price III .........................................         7,064,207         0.611         4,318,525
  Fundamental Value Portfolio
    Price I ...........................................         4,284,482         1.637         7,015,268
    Price II ..........................................         1,756,458         0.828         1,453,790
    Price III .........................................         6,315,685         0.824         5,201,053

                                      -42-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT              NET
                                                                  UNITS           VALUE           ASSETS
                                                                ---------        ------        ----------
Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares
    Price I ...........................................         1,545,661        $0.288        $  445,683
    Price II ..........................................         3,123,437         0.285           889,824
    Price III .........................................         4,409,658         0.283         1,249,904
  Global Technology Portfolio - Service Shares
    Price I ...........................................           746,046         0.245           182,795
    Price II ..........................................           916,402         0.244           223,273
    Price III .........................................         1,294,090         0.242           313,705
  Worldwide Growth Portfolio - Service Shares
    Price I ...........................................         2,192,919         0.452           991,422
    Price II ..........................................         3,136,986         0.465         1,459,189
    Price III .........................................         3,655,283         0.463         1,691,739

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
    Price I ...........................................         4,991,060         1.130         5,641,076
    Price II ..........................................         1,161,313         1.149         1,334,359
    Price III .........................................         7,217,077         1.145         8,264,814

Pioneer Variable Contracts Trust
  Pioneer Mid-Cap Value VCT Portfolio - Class II Shares
    Price I ...........................................            15,687         0.834            13,077
    Price II ..........................................            88,064         0.835            73,556
    Price III .........................................            94,483         0.834            78,794

Putnam Variable Trust
  Putnam VT International Growth Fund - Class IB Shares
    Price I ...........................................         1,925,852         0.735         1,415,737
    Price II ..........................................           489,850         0.710           347,734
    Price III .........................................         1,883,174         0.707         1,332,332
  Putnam VT Small Cap Value Fund - Class IB Shares
    Price I ...........................................            25,272         0.755            19,074
    Price II ..........................................           122,990         0.756            93,009
    Price III .........................................           338,320         0.755           255,446
  Putnam VT Voyager II Fund - Class IB Shares
    Price I ...........................................             1,107         0.570               631
    Price II ..........................................            59,629         0.577            34,406
    Price III .........................................            86,894         0.575            49,971

The Travelers Series Trust
  Convertible Securities Portfolio
    Price I ...........................................           250,150         0.885           221,299
    Price II ..........................................           287,771         0.881           253,542
    Price III .........................................           491,539         0.878           431,631

                                      -43-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT              NET
                                                                  UNITS           VALUE           ASSETS
                                                                ---------        ------        ----------
The Travelers Series Trust (continued)
  Equity Income Portfolio
    Price I ...........................................         1,957,006        $0.802        $1,570,422
    Price II ..........................................           681,604         0.814           554,571
    Price III .........................................         2,517,434         0.811         2,041,410
  Large Cap Portfolio
    Price I ...........................................           295,488         0.677           199,904
    Price II ..........................................           394,103         0.680           267,801
    Price III .........................................           588,334         0.677           398,449
  MFS Mid Cap Growth Portfolio
    Price I ...........................................           439,035         0.402           176,688
    Price II ..........................................           588,715         0.401           236,202
    Price III .........................................         1,252,911         0.400           501,006
  Zero Coupon Bond Fund Portfolio Series 2005
    Price I ...........................................         1,451,954         1.580         2,294,553
    Price II ..........................................            24,479         1.264            30,949
    Price III .........................................           364,409         1.258           458,404
  U.S. Government Securities Portfolio
    Price I ...........................................         4,741,263         1.794         8,503,633
    Price II ..........................................           684,052         1.295           886,035
    Price III .........................................         1,936,155         1.289         2,495,299
  Utilities Portfolio
    Price I ...........................................           475,045         1.271           603,620

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Price I ...........................................         4,863,998         0.982         4,776,452
    Price II ..........................................         2,446,189         0.468         1,144,609
    Price III .........................................         2,724,145         0.466         1,268,276
  Alliance Growth Portfolio
    Price I ...........................................         5,623,441         1.312         7,375,956
    Price II ..........................................         1,561,426         0.473           737,757
    Price III .........................................         3,541,903         0.470         1,665,063
  MFS Total Return Portfolio
    Price I ...........................................         3,426,296         1.792         6,139,807
    Price II ..........................................         2,269,127         1.055         2,393,101

    Price III .........................................         4,752,658         1.049         4,987,142
  Putnam Diversified Income Portfolio
    Price I ...........................................         2,095,810         1.082         2,266,840
    Price II ..........................................           303,753         1.077           327,108
    Price III .........................................           698,220         1.071           748,135

                                      -44-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.    NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT              NET
                                                                  UNITS           VALUE           ASSETS
                                                                ---------        ------        ----------
Travelers Series Fund Inc. (continued)
  Smith Barney Aggressive Growth Portfolio
    Price I ...........................................         3,542,232        $0.612        $2,167,137
    Price II ..........................................         1,477,246         0.641           947,611
    Price III .........................................         4,074,029         0.639         2,604,545
  Smith Barney High Income Portfolio
    Price I ...........................................           868,221         1.060           920,353
    Price II ..........................................           367,284         0.852           313,060
    Price III .........................................         1,171,494         0.848           993,523
  Smith Barney International All Cap Growth Portfolio
    Price I ...........................................           211,397         0.612           129,293
    Price II ..........................................            66,575         0.586            38,997
    Price III .........................................           126,606         0.584            73,914
  Smith Barney Large Cap Value Portfolio
    Price I ...........................................         2,968,078         1.294         3,840,083
    Price II ..........................................         1,927,350         0.759         1,462,986
    Price III .........................................         3,280,599         0.755         2,477,655
  Smith Barney Large Capitalization Growth Portfolio
    Price I ...........................................         2,986,924         0.564         1,684,660
    Price II ..........................................         2,275,502         0.570         1,297,854
    Price III .........................................         4,234,817         0.567         2,403,192

Van Kampen Life Investment Trust
  Emerging Growth Portfolio - Class I Shares
    Price I ...........................................            69,656         0.568            39,576
    Price II ..........................................           324,276         0.555           180,003
    Price III .........................................           933,009         0.553           516,166

Variable Insurance Products Fund
  Equity Income Portfolio - Initial Class
    Price I ...........................................         2,944,921         1.910         5,624,221
    Price II ..........................................           574,008         0.854           490,332
    Price III .........................................         1,651,841         0.850         1,403,991
  Growth Portfolio - Initial Class
    Price I ...........................................         4,258,113         1.714         7,299,321
    Price II ..........................................         1,217,955         0.485           590,826
    Price III .........................................         2,158,321         0.483         1,041,735
  High Income Portfolio - Initial Class
    Price I ...........................................           967,688         1.053         1,019,337
    Price II ..........................................           395,076         0.730           288,554
    Price III .........................................           239,769         0.727           174,245

                                      -45-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2002
                                                                -----------------------------------------
                                                                                  UNIT              NET
                                                                  UNITS           VALUE           ASSETS
                                                                ---------        ------        ----------
Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Price I ...........................................         1,174,497        $1.489        $1,749,105
    Price II ..........................................            93,610         0.830            77,702
    Price III .........................................           227,525         0.826           187,914
  Contrafund(R) Portfolio - Service Class
    Price I ...........................................           726,626         0.850           617,290
    Price II ..........................................           219,796         0.862           189,376
    Price III .........................................           735,147         0.859           631,292
                                                                                            -------------

Net Contract Owners' Equity ...........................                                     $ 283,449,320
                                                                                            =============

                                      -46-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS

                                                                                   FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                        ------------------------------------------------------------
INVESTMENTS                                                                NO. OF          MARKET          COST OF        PROCEEDS
                                                                           SHARES          VALUE          PURCHASES      FROM SALES
                                                                        ------------    ------------    ------------    ------------
CAPITAL APPRECIATION FUND (5.1%)
    Total (Cost $18,341,166)                                                 325,889    $ 14,462,936    $ 29,082,155    $ 28,028,254
                                                                        ------------    ------------    ------------    ------------

DREYFUS STOCK INDEX FUND (4.4%)
    Total (Cost $13,325,679)                                                 555,793      12,488,663      63,538,346      62,603,852
                                                                        ------------    ------------    ------------    ------------

MANAGED ASSETS TRUST (0.9%)
    Total (Cost $3,204,134)                                                  194,314       2,564,939       1,181,411         370,835
                                                                        ------------    ------------    ------------    ------------

MONEY MARKET PORTFOLIO (23.5%)
    Total (Cost $66,633,983)                                              66,633,983      66,633,983     371,104,628     369,495,287
                                                                        ------------    ------------    ------------    ------------

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (0.3%)
  Premier Growth Portfolio - Class B
    Total (Cost $1,099,147)                                                   48,963         846,568         742,472          56,908
                                                                        ------------    ------------    ------------    ------------

AMERICAN FUNDS INSURANCE SERIES (5.4%)
  Global Growth Fund - Class 2 (Cost $1,667,406)                             135,351       1,532,178       1,471,782         155,819
  Growth Fund - Class 2 (Cost $9,200,437)                                    236,768       7,881,999       8,547,434         494,276
  Growth-Income Fund - Class 2 (Cost $6,748,683)                             231,752       5,914,313       6,393,538         461,586
                                                                        ------------    ------------    ------------    ------------
    Total (Cost $17,616,526)                                                 603,871      15,328,490      16,412,754       1,111,681
                                                                        ------------    ------------    ------------    ------------

AYCO SERIES TRUST (0.7%)
  Ayco Growth Fund
    Total (Cost $2,524,402)                                                  293,061       1,948,855       2,076,445         175,121
                                                                        ------------    ------------    ------------    ------------

CREDIT SUISSE TRUST (0.1%)
  Credit Suisse Emerging Markets Portfolio
    Total (Cost $299,918)                                                     35,006         260,447         783,992         483,303
                                                                        ------------    ------------    ------------    ------------

DEUTSCHE ASSET MANAGEMENT VIT FUNDS (2.6%)
  EAFE(R) Equity Index Fund (Cost $4,334,159)                                478,019       3,092,782       2,009,604         597,780
  Small Cap Index Fund (Cost $5,148,075)                                     492,465       4,161,327       3,044,480         838,094
                                                                        ------------    ------------    ------------    ------------
    Total (Cost $9,482,234)                                                  970,484       7,254,109       5,054,084       1,435,874
                                                                        ------------    ------------    ------------    ------------

DREYFUS VARIABLE INVESTMENT FUND (1.6%)
  Small Cap Portfolio - Initial Shares
    Total (Cost $5,508,333)                                                  161,924       4,598,650       5,264,624         163,337
                                                                        ------------    ------------    ------------    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (2.9%)
  Franklin Small Cap Fund - Class 2 (Cost $2,106,687)                        137,046       1,740,489       2,410,778         504,637
  Templeton Global Asset Allocation Fund - Class 1 (Cost $1,313,431)          68,776       1,003,441         200,617         294,930
  Templeton Global Income Securities Fund - Class 1 (Cost $433,286)           35,933         491,209         260,735         130,954
  Templeton Growth Securities Fund - Class 1 (Cost $5,300,007)               580,032       5,028,874     273,237,900     273,891,670
                                                                        ------------    ------------    ------------    ------------
    Total (Cost $9,153,411)                                                  821,787       8,264,013     276,110,030     274,822,191
                                                                        ------------    ------------    ------------    ------------

GREENWICH STREET SERIES FUND (8.1%)
  Equity Index Portfolio - Class I Shares (Cost $10,928,757)                 433,640       9,284,230       8,800,472       3,611,991
  Fundamental Value Portfolio (Cost $17,432,294)                             938,968      13,671,378      10,930,572       1,893,312
                                                                        ------------    ------------    ------------    ------------
    Total (Cost $28,361,051)                                               1,372,608      22,955,608      19,731,044       5,505,303
                                                                        ------------    ------------    ------------    ------------

                                      -47-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                          ---------------------------------------------------------
                                                                             NO. OF          MARKET       COST OF        PROCEEDS
                                                                             SHARES          VALUE       PURCHASES      FROM SALES
                                                                          ------------   ------------   ------------   ------------
JANUS ASPEN SERIES (2.6%)
  Aggressive Growth Portfolio - Service Shares (Cost $2,956,754)               165,534   $  2,585,634   $ 93,830,602   $ 92,934,889
  Global Technology Portfolio - Service Shares (Cost $1,429,857)               298,687        719,836        361,762        292,858
  Worldwide Growth Portfolio - Service Shares (Cost $5,915,901)                197,743      4,142,706      1,620,389        605,778
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $10,302,512)                                                   661,964      7,448,176     95,812,753     93,833,525
                                                                          ------------   ------------   ------------   ------------

PIMCO VARIABLE INSURANCE TRUST (5.4%)
  Total Return Portfolio - Administrative Class
    Total (Cost $14,957,902)                                                 1,489,899     15,241,662     13,779,450      1,067,553
                                                                          ------------   ------------   ------------   ------------

PIONEER VARIABLE CONTRACTS TRUST (0.1%)
  Pioneer Mid-Cap Value VCT Portfolio - Class II Shares
    Total (Cost $169,353)                                                       11,133        165,441        179,886          9,992
                                                                          ------------   ------------   ------------   ------------

PUTNAM VARIABLE TRUST (1.2%)
  Putnam VT International Growth Fund - Class IB Shares (Cost $3,566,116)      306,543      3,096,087      3,329,486        183,371
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $380,041)              30,227        367,561        419,918         35,520
  Putnam VT Voyager II Fund - Class IB Shares (Cost $100,232)                   24,290         85,015         74,805         28,289
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $4,046,389)                                                    361,060      3,548,663      3,824,209        247,180
                                                                          ------------   ------------   ------------   ------------

THE TRAVELERS SERIES TRUST (7.8%)
  Convertible Securities Portfolio (Cost $1,012,043)                            93,749        906,551        765,754        155,945
  Equity Income Portfolio (Cost $4,654,016)                                    326,806      4,166,782      4,078,247        500,446
  Large Cap Portfolio (Cost $1,052,979)                                         81,643        866,229        845,467        125,942
  MFS Mid Cap Growth Portfolio (Cost $1,371,811)                               182,067        913,976        976,530         83,613
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $2,736,038)                235,150      2,784,180        771,893        280,129
  U.S. Government Securities Portfolio (Cost $11,630,255)                      904,573     11,886,092     10,355,444      3,389,362
  Utilities Portfolio (Cost $980,946)                                           67,526        603,678        271,661         73,671
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $23,438,088)                                                 1,891,514     22,127,488     18,064,996      4,609,108
                                                                          ------------   ------------   ------------   ------------

TRAVELERS SERIES FUND INC. (19.5%)
  AIM Capital Appreciation Portfolio (Cost $9,044,077)                         924,166      7,190,008     17,041,735     15,975,856
  Alliance Growth Portfolio (Cost $16,109,856)                                 803,592      9,779,710      5,033,669      4,717,363
  MFS Total Return Portfolio (Cost $15,495,760)                                950,864     13,521,291      7,073,310        974,982
  Putnam Diversified Income Portfolio (Cost $4,005,292)                        403,672      3,342,400      2,515,578        491,989
  Smith Barney Aggressive Growth Portfolio (Cost $7,247,715)                   632,723      5,719,815      5,347,459        592,246
  Smith Barney High Income Portfolio (Cost $2,959,482)                         355,773      2,227,142      2,127,547        927,936
  Smith Barney International All Cap Growth Portfolio (Cost $243,421)           27,557        242,225      1,321,554      1,097,541
  Smith Barney Large Cap Value Portfolio (Cost $10,272,116)                    588,611      7,781,432     10,836,109      8,473,037
  Smith Barney Large Capitalization Growth Portfolio (Cost $6,962,478)         552,997      5,386,190      2,706,864        682,184
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $72,340,197)                                                 5,239,955     55,190,213     54,003,825     33,933,134
                                                                          ------------   ------------   ------------   ------------

VAN KAMPEN LIFE INVESTMENT TRUST (0.3%)
  Emerging Growth Portfolio - Class I Shares
    Total (Cost $941,097)                                                       38,544        735,809        945,351        351,619
                                                                          ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND (6.3%)
  Equity Income Portfolio - Initial Class (Cost $8,521,649)                    414,056      7,519,255     98,850,033    103,710,156
  Growth Portfolio - Initial Class (Cost $11,466,331)                          381,089      8,932,735     42,627,119     41,962,498
  High Income Portfolio - Initial Class (Cost $1,962,196)                      249,962      1,482,275        519,862        344,883
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $21,950,176)                                                 1,045,107     17,934,265    141,997,014    146,017,537
                                                                          ------------   ------------   ------------   ------------

                                      -48-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.    STATEMENT OF INVESTMENTS (CONTINUED)

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2002
                                                              -----------------------------------------------------------------

                                                                   NO. OF          MARKET           COST OF         PROCEEDS
                                                                   SHARES          VALUE           PURCHASES       FROM SALES
                                                              --------------   --------------   --------------   --------------
VARIABLE INSURANCE PRODUCTS FUND II (1.2%)
  Asset Manager Portfolio - Initial Class (Cost $2,442,715)          158,033   $    2,014,916   $      541,120   $      424,335
  Contrafund(R) Portfolio - Service Class (Cost $1,534,951)           79,717        1,438,090        1,498,274          239,272
                                                              --------------   --------------   --------------   --------------
    Total (Cost $3,977,666)                                          237,750        3,453,006        2,039,394          663,607
                                                              --------------   --------------   --------------   --------------

TOTAL INVESTMENTS (100%)
  (COST $327,673,364)                                                          $  283,451,984   $1,121,728,863   $1,024,985,201
                                                                               ==============   ==============   ==============

                                      -49-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS

                                                 YEAR            UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO    TOTAL RETURN
                                                 ENDED  UNITS    LOWEST TO     ASSETS     INCOME      LOWEST TO        LOWEST TO
                                                DEC 31  (000S)   HIGHEST ($)   ($000S)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                                ------  ------  -------------  -------  ----------  -------------  -----------------
CAPITAL APPRECIATION FUND                        2002   12,883  0.422 - 2.762   14,462        1.60    0.65 - 0.90  (25.83) - (25.61)
                                                 2001   10,532  0.569 - 3.720   18,333        0.49    0.65 - 0.90  (26.74) - (26.64)

DREYFUS STOCK INDEX FUND                         2002    9,278  0.608 - 2.000   12,487        1.33    0.65 - 0.90  (23.05) - (22.82)
                                                 2001    8,992  0.790 - 2.599   15,652        1.14    0.65 - 0.90  (13.00) - (12.76)

MANAGED ASSETS TRUST                             2002    1,873  0.816 - 3.023    2,565        6.96    0.65 - 0.90    (9.43) - (9.19)
                                                 2001    1,286  0.901 - 3.337    2,123        2.93    0.65 - 0.90    (5.95) - (5.74)

MONEY MARKET PORTFOLIO                           2002   50,772  1.064 - 1.814   66,651        1.38    0.65 - 0.90        0.50 - 0.75
                                                 2001   46,298  1.058 - 1.805   65,049        3.44    0.65 - 0.90        2.85 - 3.11
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio - Class B             2002    1,409  0.598 - 0.609      846           -    0.65 - 0.90  (31.50) - (31.35)
                                                 2001      502  0.872 - 0.889      439           -    0.65 - 0.90    (16.31) - 18.53
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2                   2002    2,029  0.752 - 0.759    1,532        0.94    0.65 - 0.90  (15.41) - (15.17)
                                                 2001      431  0.889 - 0.897      383        0.05    0.65 - 0.90   (14.44) - (2.61)

  Growth Fund - Class 2                          2002   12,062  0.651 - 0.655    7,881        0.05    0.65 - 0.90  (25.14) - (25.03)
                                                 2001    1,481  0.869 - 0.875    1,289        0.02    0.65 - 0.90   (13.45) - (4.79)

  Growth-Income Fund - Class 2                   2002    7,495  0.778 - 0.795    5,914        1.59    0.65 - 0.90  (19.10) - (18.88)
                                                 2001      928  0.961 - 0.980      907        0.04    0.65 - 0.90    (6.76) - (0.61)
AYCO SERIES TRUST
  Ayco Growth Fund                               2002    3,229  0.602 - 0.604    1,949        0.41    0.65 - 0.90  (29.93) - (29.77)
                                                 2001      757  0.859 - 0.862      652        0.59    0.65 - 0.90     (7.03) - 11.08
CREDIT SUISSE TRUST
  Credit Suisse Emerging Markets Portfolio       2002      332  0.768 - 0.785      260        0.17    0.65 - 0.90  (14.67) - (12.09)
                                                 2001       79  0.892 - 0.893       70           -    0.65 - 0.85    (9.43) - (3.15)
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
  EAFE(R) Equity Index Fund                      2002    5,824  0.514 - 0.544    3,092        1.59    0.65 - 0.90  (22.29) - (22.02)
                                                 2001    3,666  0.661 - 0.700    2,516           -    0.65 - 0.90  (25.40) - (25.25)

  Small Cap Index Fund                           2002    5,172  0.747 - 0.860    4,161        0.79    0.65 - 0.90  (21.32) - (21.14)
                                                 2001    2,904  0.948 - 1.093    3,012        0.82    0.65 - 0.90        1.17 - 1.39
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio - Initial Shares           2002    5,900  0.778 - 0.783    4,598        0.04    0.65 - 0.90  (19.88) - (19.61)
                                                 2001      460  0.971 - 0.974      448        0.63    0.65 - 0.90      (4.14) - 1.56
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2              2002    2,617  0.660 - 0.668    1,740        0.29    0.65 - 0.90  (29.34) - (29.16)
                                                 2001      337  0.934 - 0.943      318        0.04    0.65 - 0.90      (9.25) - 0.21
  Templeton Global Asset Allocation Fund
    - Class 1                                    2002      596          1.684    1,003        1.96           0.90             (5.07)
                                                 2001      660          1.774    1,171        1.39           0.90            (10.49)
  Templeton Global Income Securities
    Fund - Class 1                               2002      328          1.497      491        1.02           0.90              20.34
                                                 2001      232          1.244      289        3.52           0.90               1.63

  Templeton Growth Securities Fund - Class 1     2002    3,234  0.824 - 1.743    5,028        4.08    0.65 - 0.90  (19.04) - (18.82)
                                                 2001    3,073  1.017 - 2.153    5,874        1.37    0.65 - 0.90    (1.87) - (1.64)

                                      -50-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR            UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO    TOTAL RETURN
                                                 ENDED  UNITS    LOWEST TO     ASSETS     INCOME      LOWEST TO        LOWEST TO
                                                DEC 31  (000S)   HIGHEST ($)   ($000S)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                                ------  ------  -------------  -------  ----------  -------------  -----------------
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I Shares        2002   14,663  0.611 - 0.669    9,283        2.68    0.65 - 0.90  (22.93) - (22.77)
                                                 2001    7,428  0.792 - 0.868    6,119        0.88    0.65 - 0.90  (12.94) - (12.64)

  Fundamental Value Portfolio                    2002   12,357  0.824 - 1.637   13,670        1.25    0.65 - 0.90  (22.01) - (21.81)
                                                 2001    6,243  1.055 - 2.099    8,460        0.70    0.65 - 0.90    (6.14) - (5.87)
JANUS ASPEN SERIES
  Aggressive Growth Portfolio - Service Shares   2002    9,079  0.283 - 0.288    2,585           -    0.65 - 0.90  (28.89) - (28.57)
                                                 2001    7,291  0.398 - 0.405    2,913           -    0.65 - 0.90  (40.09) - (40.00)

  Global Technology Portfolio - Service Shares   2002    2,957  0.242 - 0.245      720           -    0.65 - 0.90  (41.55) - (41.20)
                                                 2001    2,766  0.414 - 0.419    1,150        0.48    0.65 - 0.90  (37.84) - (37.78)

  Worldwide Growth Portfolio - Service Shares    2002    8,985  0.452 - 0.465    4,142        0.64    0.65 - 0.90  (26.38) - (26.19)
                                                 2001    7,050  0.614 - 0.630    4,407        0.35    0.65 - 0.90  (23.35) - (23.17)
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative Class  2002   13,369  1.130 - 1.149   15,240        4.05    0.65 - 0.90        8.03 - 8.40
                                                 2001    2,064  1.046 - 1.060    2,185        2.44    0.65 - 0.90        1.45 - 5.69
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid-Cap Value VCT Portfolio -
    Class II Shares                              2002      198  0.834 - 0.835      165        0.07    0.65 - 0.90   (12.76) - (2.46)
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -
    Class IB Shares                              2002    4,299  0.707 - 0.735    3,096        0.59    0.65 - 0.90  (18.45) - (18.20)
                                                 2001      533  0.867 - 0.901      464           -    0.65 - 0.90   (13.99) - (2.07)
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                    2002      487  0.755 - 0.756      368           -    0.65 - 0.90   (26.63) - (9.58)

  Putnam VT Voyager II Fund - Class IB Shares    2002      148  0.570 - 0.577       85           -    0.65 - 0.90  (30.22) - (25.39)
                                                 2001       75  0.824 - 0.825       61           -    0.65 - 0.85  (18.40) - (11.40)
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio               2002    1,029  0.878 - 0.885      906        9.15    0.65 - 0.90    (7.81) - (7.56)
                                                 2001      438  0.952 - 0.960      418        1.45    0.65 - 0.90    (3.83) - (1.23)

  Equity Income Portfolio                        2002    5,156  0.802 - 0.814    4,166        1.45    0.65 - 0.90  (14.77) - (14.50)
                                                 2001    1,236  0.941 - 0.952    1,173        2.80    0.65 - 0.90    (5.94) - (2.18)

  Large Cap Portfolio                            2002    1,278  0.677 - 0.680      866        0.70    0.65 - 0.90  (23.50) - (23.25)
                                                 2001      404  0.884 - 0.886      358        1.14    0.65 - 0.90   (10.52) - (8.85)

  MFS Mid Cap Growth Portfolio                   2002    2,281  0.400 - 0.402      914           -    0.65 - 0.90  (49.37) - (49.18)
                                                 2001      647  0.788 - 0.794      511           -    0.65 - 0.90     (25.80) - 4.06
  Zero Coupon Bond Fund
    Portfolio Series 2005                        2002    1,841  1.258 - 1.580    2,784        9.08    0.65 - 0.90       9.80 - 10.01
                                                 2001    1,676  1.145 - 1.439    2,292        4.69    0.65 - 0.90        5.42 - 5.80

  U.S. Government Securities Portfolio           2002    7,361  1.289 - 1.794   11,885        8.30    0.65 - 0.90      12.62 - 12.90
                                                 2001    3,389  1.144 - 1.593    4,559        4.21    0.65 - 0.90        4.87 - 5.13

  Utilities Portfolio                            2002      475          1.271      604        7.98           0.90            (30.81)
                                                 2001      363          1.837      667        1.92           0.90            (23.71)

                                      -51-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR            UNIT VALUE      NET    INVESTMENT  EXPENSE RATIO    TOTAL RETURN
                                                 ENDED  UNITS    LOWEST TO     ASSETS     INCOME      LOWEST TO        LOWEST TO
                                                DEC 31  (000S)   HIGHEST ($)   ($000S)   RATIO (%)    HIGHEST (%)     HIGHEST (%)*
                                                ------  ------  -------------  -------  ----------  -------------  -----------------
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio             2002   10,034  0.466 - 0.982    7,189           -    0.65 - 0.90  (24.58) - (24.39)
                                                 2001    8,451  0.617 - 1.302    8,347           -    0.65 - 0.90  (24.43) - (24.24)

  Alliance Growth Portfolio                      2002   10,727  0.470 - 1.312    9,779        0.61    0.65 - 0.90  (34.17) - (33.94)
                                                 2001   10,229  0.714 - 1.993   14,506        0.19    0.65 - 0.90  (14.13) - (13.94)

  MFS Total Return Portfolio                     2002   10,448  1.049 - 1.792   13,520        6.99    0.65 - 0.90    (6.13) - (5.80)
                                                 2001    6,563  1.117 - 1.909    9,433        2.64    0.65 - 0.90    (0.89) - (0.71)

  Putnam Diversified Income Portfolio            2002    3,098  1.071 - 1.082    3,342       26.72    0.65 - 0.90        4.90 - 5.18
                                                 2001    1,856  1.021 - 1.031    1,908        7.97    0.65 - 0.90        3.31 - 3.54

  Smith Barney Aggressive Growth Portfolio       2002    9,094  0.612 - 0.641    5,719           -    0.65 - 0.90  (33.23) - (33.16)
                                                 2001    2,886  0.916 - 0.959    2,747           -    0.65 - 0.90     (10.87) - 0.00

  Smith Barney High Income Portfolio             2002    2,407  0.848 - 1.060    2,227       27.24    0.65 - 0.90    (4.16) - (3.95)
                                                 2001    1,673  0.884 - 1.106    1,664       11.61    0.65 - 0.90    (5.94) - (4.54)
  Smith Barney International All Cap
    Growth Portfolio                             2002      405  0.584 - 0.612      242        1.34    0.65 - 0.90  (26.35) - (26.10)
                                                 2001       75  0.792 - 0.831       61           -    0.65 - 0.90     (11.51) - 7.09

  Smith Barney Large Cap Value Portfolio         2002    8,176  0.755 - 1.294    7,781        4.20    0.65 - 0.90  (26.06) - (25.88)
                                                 2001    6,132  1.021 - 1.750    8,307        1.40    0.65 - 0.90    (9.00) - (8.82)
  Smith Barney Large Capitalization
    Growth Portfolio                             2002    9,497  0.564 - 0.570    5,386        0.40    0.65 - 0.90  (25.49) - (25.29)
                                                 2001    6,518  0.756 - 0.763    4,954           -    0.65 - 0.90  (13.40) - (13.10)
VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio - Class I Shares     2002    1,327  0.553 - 0.568      736        0.26    0.65 - 0.90  (33.05) - (29.44)
                                                 2001      521  0.826 - 0.828      431           -    0.65 - 0.85  (16.31) - (12.01)
VARIABLE INSURANCE PRODUCTS FUND
  Equity Income Portfolio - Initial Class        2002    5,171  0.850 - 1.910    7,519        1.66    0.65 - 0.90  (17.67) - (17.49)
                                                 2001    7,392  1.032 - 2.320   14,521        1.29    0.65 - 0.90    (5.84) - (5.57)

  Growth Portfolio - Initial Class               2002    7,634  0.483 - 1.714    8,932        0.24    0.65 - 0.90  (30.75) - (30.60)
                                                 2001    7,210  0.696 - 2.475   12,150        0.07    0.65 - 0.90  (18.41) - (18.15)

  High Income Portfolio - Initial Class          2002    1,603  0.727 - 1.053    1,482       10.07    0.65 - 0.90        2.43 - 2.67
                                                 2001    1,557  0.709 - 1.028    1,411        9.94    0.65 - 0.90  (12.51) - (12.22)
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class        2002    1,496  0.826 - 1.489    2,015        3.81    0.65 - 0.90    (9.54) - (9.29)
                                                 2001    1,438  0.913 - 1.646    2,170        3.61    0.65 - 0.90    (4.97) - (4.79)

  Contrafund(R) Portfolio - Service Class        2002    1,682  0.850 - 0.862    1,438        0.23    0.65 - 0.90   (10.15) - (9.93)
                                                 2001      304  0.946 - 0.957      290           -    0.65 - 0.90      (4.78) - 0.42

* Total  return  lowest and  highest  range  displayed  is  calculated  from the beginning  of the fiscal year to the end of the fiscal year except  where a unit value  inception date occurred  during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -52-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL II
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    CAPITAL APPRECIATION FUND                        DREYFUS STOCK INDEX FUND
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............             10,531,851               4,666,435               8,991,817               5,440,462
Units purchased and transferred from
  other funding options ............             13,907,677              28,569,172              30,043,315              49,809,192
Units redeemed and transferred to
  other funding options ............            (11,556,909)            (22,703,756)            (29,757,191)            (46,257,837)
                                                -----------             -----------             -----------             -----------
Units end of year ..................             12,882,619              10,531,851               9,277,941               8,991,817
                                                ===========             ===========             ===========             ===========

                                                       MANAGED ASSETS TRUST
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              1,286,341                 496,013
Units purchased and transferred from
  other funding options ............              1,203,737               1,108,945
Units redeemed and transferred to
  other funding options ............               (616,659)               (318,617)
                                                -----------             -----------
Units end of year ..................              1,873,419               1,286,341
                                                ===========             ===========

                                                                                                     PREMIER GROWTH PORTFOLIO -
                                                       MONEY MARKET PORTFOLIO                                CLASS B
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............             46,297,695              16,893,464                 501,800                      --
Units purchased and transferred from
  other funding options ............            263,960,028             299,091,690               1,167,426                 551,137
Units redeemed and transferred to
  other funding options ............           (259,485,612)           (269,687,459)               (260,675)                (49,337)
                                               ------------            ------------             -----------             -----------
Units end of year ..................             50,772,111              46,297,695               1,408,551                 501,800
                                               ============            ============             ===========             ===========

                                                   GLOBAL GROWTH FUND - CLASS 2
                                               -----------------------------------
                                                   2002                    2001
                                               -----------             -----------
Units beginning of year ............               430,522                      --
Units purchased and transferred from
  other funding options ............             1,862,822                 463,030
Units redeemed and transferred to
  other funding options ............              (264,021)                (32,508)
                                               -----------             -----------
Units end of year ..................             2,029,323                 430,522
                                               ===========             ===========

                                                        GROWTH FUND - CLASS 2                       GROWTH-INCOME FUND - CLASS 2
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............              1,481,235                      --                 928,402                      --
Units purchased and transferred from
  other funding options ............             11,766,704               1,871,428               7,562,645                 986,384
Units redeemed and transferred to
  other funding options ............             (1,186,379)               (390,193)               (996,007)                (57,982)
                                                -----------             -----------             -----------             -----------
Units end of year ..................             12,061,560               1,481,235               7,495,040                 928,402
                                                ===========             ===========             ===========             ===========

                                                          AYCO GROWTH FUND
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............                757,027                      --
Units purchased and transferred from
  other funding options ............              2,853,456               1,041,975
Units redeemed and transferred to
  other funding options ............               (381,835)               (284,948)
                                                -----------             -----------
Units end of year ..................              3,228,648                 757,027
                                                ===========             ===========

                                                  CREDIT SUISSE EMERGING MARKETS
                                                             PORTFOLIO                               EAFE(R) EQUITY INDEX FUND
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............                 78,764                      --               3,665,979               1,997,852
Units purchased and transferred from
  other funding options ............                851,434                  83,959               3,492,210               2,981,848
Units redeemed and transferred to
  other funding options ............               (597,702)                 (5,195)             (1,334,176)             (1,313,721)
                                                -----------             -----------             -----------             -----------
Units end of year ..................                332,496                  78,764               5,824,013               3,665,979
                                                ===========             ===========             ===========             ===========

                                                       SMALL CAP INDEX FUND
                                               -----------------------------------
                                                   2002                    2001
                                               -----------             -----------
Units beginning of year ............             2,904,278               1,217,692
Units purchased and transferred from
  other funding options ............             3,712,289               2,259,405
Units redeemed and transferred to
  other funding options ............            (1,444,122)               (572,819)
                                               -----------             -----------
Units end of year ..................             5,172,445               2,904,278
                                               ===========             ===========

                                      -53-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL II
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                   SMALL CAP PORTFOLIO - INITIAL                     FRANKLIN SMALL CAP FUND -
                                                               SHARES                                        CLASS 2
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............                460,010                      --                 337,382                      --
Units purchased and transferred from
  other funding options ............              5,975,351                 686,905               3,017,841                 564,993
Units redeemed and transferred to
  other funding options ............               (535,216)               (226,895)               (737,869)               (227,611)
                                                -----------             -----------             -----------             -----------
Units end of year ..................              5,900,145                 460,010               2,617,354                 337,382
                                                ===========             ===========             ===========             ===========

                                                        TEMPLETON GLOBAL ASSET
                                                      ALLOCATION FUND - CLASS 1
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............                660,405                 735,993
Units purchased and transferred from
  other funding options ............                145,554                 134,220
Units redeemed and transferred to
  other funding options ............               (210,332)               (209,808)
                                                -----------             -----------
Units end of year ..................                595,627                 660,405
                                                ===========             ===========

                                                      TEMPLETON GLOBAL INCOME                      TEMPLETON GROWTH SECURITIES
                                                     SECURITIES FUND - CLASS 1                           FUND - CLASS 1
                                                -----------------------------------            -----------------------------------
                                                    2002                    2001                   2002                    2001
                                                -----------             -----------            -----------             -----------
Units beginning of year ............                232,471                 214,910              3,073,456               2,306,350
Units purchased and transferred from
  other funding options ............                201,472                  51,970            130,716,470             183,468,741
Units redeemed and transferred to
  other funding options ............               (105,771)                (34,409)           (130,555,567)           (182,701,635)
                                                -----------             -----------            -----------             -----------
Units end of year ..................                328,172                 232,471              3,234,359               3,073,456
                                                ===========             ===========            ===========             ===========

                                                  EQUITY INDEX PORTFOLIO - CLASS I
                                                                SHARES
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              7,428,174                 981,089
Units purchased and transferred from
  other funding options ............             14,081,118               8,238,039
Units redeemed and transferred to
  other funding options ............             (6,846,029)             (1,790,954)
                                                -----------             -----------
Units end of year ..................             14,663,263               7,428,174
                                                ===========             ===========

                                                                                                   AGGRESSIVE GROWTH PORTFOLIO -
                                                     FUNDAMENTAL VALUE PORTFOLIO                          SERVICE SHARES
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............              6,243,357               1,205,597               7,291,000               2,457,093
Units purchased and transferred from
  other funding options ............              9,239,490               6,555,892             262,847,119              66,161,738
Units redeemed and transferred to
  other funding options ............             (3,126,222)             (1,518,132)            (261,059,363)           (61,327,831)
                                                -----------             -----------             -----------             -----------
Units end of year ..................             12,356,625               6,243,357               9,078,756               7,291,000
                                                ===========             ===========             ===========             ===========

                                                   GLOBAL TECHNOLOGY PORTFOLIO -
                                                           SERVICE SHARES
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              2,766,117               2,195,611
Units purchased and transferred from
  other funding options ............              1,633,898               4,806,845
Units redeemed and transferred to
  other funding options ............             (1,443,477)             (4,236,339)
                                                -----------             -----------
Units end of year ..................              2,956,538               2,766,117
                                                ===========             ===========

                                                    WORLDWIDE GROWTH PORTFOLIO -                     TOTAL RETURN PORTFOLIO -
                                                          SERVICE SHARES                               ADMINISTRATIVE CLASS
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............              7,049,855               1,207,974               2,064,357                      --
Units purchased and transferred from
  other funding options ............              4,420,250               7,900,089              12,830,480               4,520,480
Units redeemed and transferred to
  other funding options ............             (2,484,917)             (2,058,208)             (1,525,387)             (2,456,123)
                                                -----------             -----------             -----------             -----------
Units end of year ..................              8,985,188               7,049,855              13,369,450               2,064,357
                                                ===========             ===========             ===========             ===========

                                                     PIONEER MID-CAP VALUE VCT
                                                    PORTFOLIO - CLASS II SHARES
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............                     --                      --
Units purchased and transferred from
  other funding options ............                217,645                      --
Units redeemed and transferred to
  other funding options ............                (19,411)                     --
                                                -----------             -----------
Units end of year ..................                198,234                      --
                                                ===========             ===========

                                      -54-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL II
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                   PUTNAM VT INTERNATIONAL GROWTH                   PUTNAM VT SMALL CAP VALUE
                                                       FUND - CLASS IB SHARES                        FUND - CLASS IB SHARES
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............                532,625                      --                      --                      --
Units purchased and transferred from
  other funding options ............              4,172,718                 902,308                 548,708                      --
Units redeemed and transferred to
  other funding options ............               (406,467)               (369,683)                (62,126)                     --
                                                -----------             -----------             -----------             -----------
Units end of year ..................              4,298,876                 532,625                 486,582                      --
                                                ===========             ===========             ===========             ===========

                                                    PUTNAM VT VOYAGER II FUND -
                                                          CLASS IB SHARES
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............                 74,628                      --
Units purchased and transferred from
  other funding options ............                131,439                  81,521
Units redeemed and transferred to
  other funding options ............                (58,437)                 (6,893)
                                                -----------             -----------
Units end of year ..................                147,630                  74,628
                                                ===========             ===========

                                                  CONVERTIBLE SECURITIES PORTFOLIO                     EQUITY INCOME PORTFOLIO
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............                437,921                      --               1,235,975                      --
Units purchased and transferred from
  other funding options ............                799,991                 462,186               4,686,671               1,814,921
Units redeemed and transferred to
  other funding options ............               (208,452)                (24,265)               (766,602)               (578,946)
                                                -----------             -----------             -----------             -----------
Units end of year ..................              1,029,460                 437,921               5,156,044               1,235,975
                                                ===========             ===========             ===========             ===========

                                                        LARGE CAP PORTFOLIO
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............                404,062                      --
Units purchased and transferred from
  other funding options ............              1,097,725                 440,030
Units redeemed and transferred to
  other funding options ............               (223,862)                (35,968)
                                                -----------             -----------
Units end of year ..................              1,277,925                 404,062
                                                ===========             ===========

                                                                                                      ZERO COUPON BOND FUND
                                                    MFS MID CAP GROWTH PORTFOLIO                      PORTFOLIO SERIES 2005
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............                647,419                      --               1,676,495                 882,269
Units purchased and transferred from
  other funding options ............              2,023,213                 699,237                 385,218               1,105,253
Units redeemed and transferred to
  other funding options ............               (389,971)                (51,818)               (220,871)               (311,027)
                                                -----------             -----------             -----------             -----------
Units end of year ..................              2,280,661                 647,419               1,840,842               1,676,495
                                                ===========             ===========             ===========             ===========

                                                    U.S. GOVERNMENT SECURITIES
                                                             PORTFOLIO
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              3,389,171                 958,107
Units purchased and transferred from
  other funding options ............              6,782,159               2,912,377
Units redeemed and transferred to
  other funding options ............             (2,809,860)               (481,313)
                                                -----------             -----------
Units end of year ..................              7,361,470               3,389,171
                                                ===========             ===========

                                                                                                      AIM CAPITAL APPRECIATION
                                                        UTILITIES PORTFOLIO                                 PORTFOLIO
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............                362,968                 428,845               8,450,700               4,693,467
Units purchased and transferred from
  other funding options ............                174,430                 136,047              16,317,900             129,376,802
Units redeemed and transferred to
  other funding options ............                (62,353)               (201,924)            (14,734,268)           (125,619,569)
                                                -----------             -----------             -----------            ------------
Units end of year ..................                475,045                 362,968              10,034,332               8,450,700
                                                ===========             ===========             ===========            ============

                                                     ALLIANCE GROWTH PORTFOLIO
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............             10,228,789               5,713,671
Units purchased and transferred from
  other funding options ............              6,234,052              14,437,263
Units redeemed and transferred to
  other funding options ............             (5,736,071)             (9,922,145)
                                                -----------             -----------
Units end of year ..................             10,726,770              10,228,789
                                                ===========             ===========

                                      -55-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL II
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                                                                     PUTNAM DIVERSIFIED INCOME
                                                    MFS TOTAL RETURN PORTFOLIO                               PORTFOLIO
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............              6,563,089               2,260,508               1,856,109               1,095,321
Units purchased and transferred from
  other funding options ............              6,032,345               5,450,794               1,826,051               1,289,986
Units redeemed and transferred to
  other funding options ............             (2,147,353)             (1,148,213)               (584,377)               (529,198)
                                                -----------             -----------             -----------             -----------
Units end of year ..................             10,448,081               6,563,089               3,097,783               1,856,109
                                                ===========             ===========             ===========             ===========

                                                  SMITH BARNEY AGGRESSIVE GROWTH
                                                              PORTFOLIO
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              2,886,479                      --
Units purchased and transferred from
  other funding options ............              7,895,779               3,176,205
Units redeemed and transferred to
  other funding options ............             (1,688,751)               (289,726)
                                                -----------             -----------
Units end of year ..................              9,093,507               2,886,479
                                                ===========             ===========

                                                      SMITH BARNEY HIGH INCOME                     SMITH BARNEY INTERNATIONAL ALL
                                                             PORTFOLIO                                 CAP GROWTH PORTFOLIO
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............              1,672,544                 595,095                  75,237                      --
Units purchased and transferred from
  other funding options ............              2,003,285               1,380,805               2,063,504                 196,160
Units redeemed and transferred to
  other funding options ............             (1,268,830)               (303,356)             (1,734,163)               (120,923)
                                                -----------             -----------             -----------             -----------
Units end of year ..................              2,406,999               1,672,544                 404,578                  75,237
                                                ===========             ===========             ===========             ===========

                                                    SMITH BARNEY LARGE CAP VALUE
                                                              PORTFOLIO
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              6,131,581               2,347,090
Units purchased and transferred from
  other funding options ............              8,763,589               7,527,764
Units redeemed and transferred to
  other funding options ............             (6,719,143)             (3,743,273)
                                                -----------             -----------
Units end of year ..................              8,176,027               6,131,581
                                                ===========             ===========

                                                         SMITH BARNEY LARGE                         EMERGING GROWTH PORTFOLIO -
                                                  CAPITALIZATION GROWTH PORTFOLIO                         CLASS I SHARES
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............              6,518,443               1,999,604                 521,437                      --
Units purchased and transferred from
  other funding options ............              5,076,051               7,179,945               1,254,297                 554,817
Units redeemed and transferred to
  other funding options ............             (2,097,251)             (2,661,106)               (448,793)                (33,380)
                                                -----------             -----------             -----------             -----------
Units end of year ..................              9,497,243               6,518,443               1,326,941                 521,437
                                                ===========             ===========             ===========             ===========

                                                 EQUITY INCOME PORTFOLIO - INITIAL
                                                               CLASS
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              7,392,035               4,553,771
Units purchased and transferred from
  other funding options ............             43,564,621              95,897,219
Units redeemed and transferred to
  other funding options ............            (45,785,886)            (93,058,955)
                                                -----------             -----------
Units end of year ..................              5,170,770               7,392,035
                                                ===========             ===========

                                                                                                  HIGH INCOME PORTFOLIO - INITIAL
                                                 GROWTH PORTFOLIO - INITIAL CLASS                               CLASS
                                                -----------------------------------             -----------------------------------
                                                    2002                    2001                    2002                    2001
                                                -----------             -----------             -----------             -----------
Units beginning of year ............              7,209,990               4,412,057               1,556,672               1,008,887
Units purchased and transferred from
  other funding options ............             20,456,148              14,179,851                 491,937                 787,004
Units redeemed and transferred to
  other funding options ............            (20,031,749)            (11,381,918)               (446,076)               (239,219)
                                                -----------             -----------             -----------             -----------
Units end of year ..................              7,634,389               7,209,990               1,602,533               1,556,672
                                                ===========             ===========             ===========             ===========

                                                 ASSET MANAGER PORTFOLIO - INITIAL
                                                                CLASS
                                                -----------------------------------
                                                    2002                    2001
                                                -----------             -----------
Units beginning of year ............              1,437,910               1,035,032
Units purchased and transferred from
  other funding options ............                410,414                 608,951
Units redeemed and transferred to
  other funding options ............               (352,692)               (206,073)
                                                -----------             -----------
Units end of year ..................              1,495,632               1,437,910
                                                ===========             ===========

                                      -56-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.    SCHEDULE OF UNITS FOR FUND UL II
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                 CONTRAFUND(R) PORTFOLIO - SERVICE
                                                                CLASS                                        COMBINED
                                                -------------------------------------         -------------------------------------
                                                    2002                      2001                2002                     2001
                                                ------------             ------------         ------------             ------------
Units beginning of year ............                 304,032                       --          187,028,606               74,000,259
Units purchased and transferred from
  other funding options ............               1,564,235                  319,439          932,466,911              962,824,962
Units redeemed and transferred to
  other funding options ............                (186,698)                 (15,407)        (825,701,951)            (849,796,615)
                                                ------------             ------------         ------------             ------------
Units end of year ..................               1,681,569                  304,032          293,793,566              187,028,606
                                                ============             ============         ============             ============

                                      -57-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Life and Annuity Company and
Owners of Variable  Life  Insurance  Contracts of The  Travelers  Fund UL II for
Variable Life Insurance:

We have audited the  accompanying  statements of assets and  liabilities  of The
Travelers  Fund UL II for Variable Life  Insurance as of December 31, 2002,  and
the related  statements of operations for the year then ended,  the statement of changes in net assets for each of the two years then  ended,  and the  financial highlights for each of the two years then ended. These financial  statements and financial  highlights are the  responsibility of the Account's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence  with the underlying funds.  An audit also includes  assessing  the  accounting  principles  used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of The
Travelers  Fund UL II for Variable Life  Insurance as of December 31, 2002,  the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for  each  of the two  years  in the  period  then  ended,  in  conformity  with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP

Hartford, Connecticut
March 28, 2003

                                      -58-

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                              INDEPENDENT AUDITORS

                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The Travelers Fund UL II for Variable Life Insurance or
shares of Fund UL II's  underlying  funds.  It should not be used in  connection with any offer except in conjunction  with the Prospectus for The Travelers Fund
UL II for Variable Life Insurance  product(s)  offered by The Travelers Life and
Annuity  Company  and  the   Prospectuses  for  the  underlying   funds,   which
collectively contain all pertinent  information,  including the applicable sales commissions.

FNDULII  (Annual)  (12-02)  Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and
Annuity Company as of December 31, 2002 and 2001, and the related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity
Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31,
2002, in conformity with accounting principles generally accepted in the United
States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-1

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)

FOR THE YEAR ENDED DECEMBER 31,                                     2002         2001         2000
                                                                 ---------    ---------    ---------
REVENUES
Premiums                                                         $  42,893    $  39,222    $  33,941
Net investment income                                              311,946      251,054      214,174
Realized investment gains (losses)                                 (30,584)      26,144       (7,396)
Fee income                                                         189,686      173,113      127,378
Other revenues                                                      19,530       14,317        9,625
----------------------------------------------------------------------------------------------------
     Total Revenues                                                533,471      503,850      377,722
----------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                               94,513       88,842       78,403
Interest credited to contractholders                               180,610      125,880       77,579
Amortization of deferred acquisition costs                          66,972       89,475       68,254
Operating expenses                                                  32,352       23,404       14,095
----------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                   374,447      327,601      238,331
----------------------------------------------------------------------------------------------------

Income before federal income taxes and cumulative effect of
   change in accounting principle                                  159,024      176,249      139,391

Federal income taxes
     Current                                                       (31,143)     (19,007)      11,738
     Deferred                                                       86,797       80,096       36,748
----------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                     55,654       61,089       48,486
----------------------------------------------------------------------------------------------------

Income before cumulative effect of change in accounting
     principle                                                     103,370      115,160       90,905

Cumulative effect of change in accounting for derivative
     instruments and hedging activities, net of tax                     --          (62)          --
----------------------------------------------------------------------------------------------------

Net Income                                                       $ 103,370    $ 115,098    $  90,905
====================================================================================================

                       See Notes to Financial Statements.

                                       F-2

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                 BALANCE SHEETS
                                ($ IN THOUSANDS)

AT DECEMBER 31,                                                       2002           2001
---------------------------------------------------------------------------------------------

ASSETS
Fixedmaturities, available for sale at fair value
     (including $144,284 and $102,347 subject to securities
     lending agreements) (cost $4,385,801 and $3,308,142)         $ 4,520,299   $ 3,352,227
Equity securities, at fair value (cost $14,939 and $16,251)            14,495        15,738
Mortgage loans                                                        134,078       125,629
Short-term securities                                                 475,365       206,759
Other invested assets                                                 384,616       238,429
---------------------------------------------------------------------------------------------
      Total Investments                                             5,528,853     3,938,782
---------------------------------------------------------------------------------------------
Separate accounts                                                   6,862,009     7,681,791
Deferred acquisition costs                                          1,064,118       814,369
Premiums and fees receivable                                           59,636        56,207
Other assets                                                          179,558       165,118
---------------------------------------------------------------------------------------------
     Total Assets                                                 $13,694,174   $12,656,267
---------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits and claims                                  $1,145,692    $1,040,856
Contractholder funds                                                3,886,083     2,624,570
Separate accounts                                                   6,862,009     7,681,791
Other liabilities                                                     441,249       261,395
Deferred federal income taxes                                         199,350        70,091
---------------------------------------------------------------------------------------------
     Total Liabilities                                             12,534,383    11,678,703
---------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                        3,000         3,000
Additional paid-in capital                                            417,316       417,316
Retained earnings                                                     644,534       541,164
Accumulated other changes in equity from nonowner sources              94,941        16,084
---------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                     1,159,791       977,564
---------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                   $13,694,174   $12,656,267
=============================================================================================

                       See Notes to Financial Statements.

                                       F-3

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                ($ IN THOUSANDS)

                                                                          FOR THE YEAR ENDED
                                                                             DECEMBER 31,
------------------------------------------------------------------------------------------------------
COMMON STOCK                                                        2002         2001          2000
------------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $    3,000   $    3,000    $    3,000
Changes in common stock                                                  --           --            --
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $    3,000   $    3,000    $    3,000
======================================================================================================

------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
------------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $  417,316   $  417,316    $  167,316
Contribution from Parent Company                                         --           --       250,000
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $  417,316   $  417,316    $  417,316
======================================================================================================

------------------------------------------------------------------------------------------------------
RETAINED EARNINGS
------------------------------------------------------------------------------------------------------

Balance, beginning of year                                       $  541,164   $  426,066    $  335,161
Net income                                                          103,370      115,098        90,905
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $  644,534   $  541,164    $  426,066
======================================================================================================

------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------

Balance, beginning of year                                       $   16,084   $   13,622    $  (39,312)
Cumulative effect of change in accounting principle for
   derivative instruments and hedging activities, net of tax             --           62            --
Unrealized gains (losses), net of tax                                73,750         (924)       52,934
Derivative instrument hedging activity gains,
    net of tax                                                        5,107        3,324            --
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $   94,941   $   16,084    $   13,622
======================================================================================================

------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------

Net income                                                       $  103,370   $  115,098    $   90,905
Other changes in equity from nonowner sources                        78,857        2,462        52,934
------------------------------------------------------------------------------------------------------
Total changes in equity from nonowner sources                    $  182,227   $  117,560    $  143,839
======================================================================================================

------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------
Changes in total shareholder's equity                            $  182,227   $  117,560    $  393,839
Balance, beginning of year                                          977,564      860,004       466,165
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $1,159,791   $  977,564    $  860,004
======================================================================================================

                       See Notes to Financial Statements.

                                       F-4

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                 2002             2001            2000
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                      $    43,490    $    37,915    $    33,609
     Net investment income received                              276,813        211,179        186,362
     Fee and other income received                               238,970        211,885        136,194
     Benefits and claims paid                                   (103,513)      (103,224)       (96,890)
     Interest credited to contractholders                       (180,610)      (125,880)       (77,579)
     Operating expenses paid                                    (343,932)      (354,506)      (325,180)
     Income taxes (paid) received                                 88,888         45,257        (38,548)
      Other                                                      (21,047)       (31,175)        40,628
------------------------------------------------------------------------------------------------------
         Net cash used in operating activities                      (941)      (108,549)      (141,404)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                        255,009         97,712        220,841
         Mortgage loans                                           36,193         20,941         28,477
     Proceeds from sales of investments
         Fixed maturities                                      1,689,931        938,987        843,856
         Equity securities                                        35,556          6,363         30,772
         Mortgage loans                                               --             --         15,260
         Real estate held for sale                                    --            (36)         2,115

     Purchases of investments
         Fixed maturities                                     (3,018,069)    (2,022,618)    (1,564,237)
         Equity securities                                       (35,735)        (2,274)       (20,361)
         Mortgage loans                                          (44,632)       (14,494)       (17,016)
     Policy loans, net                                           (11,201)        (3,395)        (2,675)
     Short-term securities (purchases) sales, net               (268,606)        40,618       (166,259)
     Other investment (purchases) sales, net                     (20,915)        (6,334)           327
     Securities transactions in course of settlement, net        117,806         64,698         21,372
------------------------------------------------------------------------------------------------------
         Net cash used in investing activities                (1,264,663)      (879,832)      (607,528)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              1,486,056      1,178,421        629,138
     Contractholder fund withdrawals                            (224,542)      (185,464)      (115,289)
     Contribution from parent company                                 --             --        250,000
------------------------------------------------------------------------------------------------------
         Net cash provided by financing activities             1,261,514        992,957        763,849
------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                   (4,090)         4,576         14,917
Cash at beginning of year                                         19,514         14,938             21
------------------------------------------------------------------------------------------------------
Cash at December 31,                                         $    15,424    $    19,514    $    14,938
======================================================================================================

                       See Notes to Financial Statements.

                                      F-5

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). On March 27, 2002, Travelers Property
Casualty Corp. (TPC), TIC's parent at December 31, 2001, completed its initial public offering (IPO). On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of the majority of its remaining interest in
TPC. Prior to the IPO, the common stock of TIC was distributed by TPC to
Citigroup Insurance Holding Corporation (CIHC) so that TIC and the Company would remain indirect wholly owned subsidiaries of Citigroup.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

Certain prior year amounts have been reclassified to conform to the 2002 presentation.

ACCOUNTING CHANGES

BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the Financial Accounting
Standards Board (FASB) Statements of Financial Accounting Standards No. 141,
"Business Combinations" (FAS 141) and No. 142, "Goodwill and Other Intangible
Assets" (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting.
Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. All goodwill was fully amortized at December 31, 2001 and the Company did not have any other intangible assets with an indefinite useful life. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 4.

                                       F-6

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS

Effective January 1, 2002, the Company adopted FASB Statement of Financial
Accounting Standards No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets" (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued
operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur. The provisions of the new standard are to be applied prospectively. There has been no impact as of December 31, 2002 on the Company's results of operations, financial condition or liquidity due to this standard. The Company does not expect the impact of this standard to be significant in future reporting periods.

ACCOUNTING STANDARDS NOT YET ADOPTED

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted Statement of Financial Accounting
Standards No. 146, "Accounting for Costs Associated with Exit or Disposal
Activities" (FAS 146). FAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, FAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. It is not expected that
FAS 146 will materially affect the Company's financial statements.

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of
Statement of Financial Accounting Standards No. 123 (FAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under FAS No.
148, "Accounting for Stock-Based Compensation-Transition and Disclosure", issued in December 2002. FAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date.
Similar to APB 25, the alternative method of accounting, an offsetting increase to stockholders' equity under FAS 123 is recorded equal to the amount of compensation expense charged. The adoption of this change in accounting principle will not have a significant impact on the Company's results of operations, financial condition or liquidity.

                                       F-7

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In January 2003, the FASB released FASB Interpretation No. 46, "Consolidation of
Variable Interest Entities" (FIN 46). This Interpretation changes the method of determining whether certain entities should be included in the Company's
Consolidated Financial Statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under FAS No. 94, "Consolidation of All
Majority-Owned Subsidiaries." A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

The provisions of FIN 46 are to be applied immediately to VIEs created after
January 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs in which an enterprise holds a variable interest that it acquired before February 1, 2003, FIN 46 applies in the first fiscal period beginning after June 15, 2003. For any VIEs that must be consolidated under FIN
46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. FIN 46 also mandates new disclosures about VIEs, some of which are required to be presented in financial statements issued after January 31, 2003.

The Company has investments in entities that may be considered to be variable interests. The carrying value of these investments is approximately $121.9 million and primarily consists of interests in security and real estate investment funds and below investment grade asset-backed and mortgage-backed securities. The Company is evaluating the impact of applying FIN 46 to existing
VIEs in which it has variable interests and has not yet completed this analysis.
However, at this time, it is anticipated that the effect on the Company's
Balance Sheets would be insignificant. As the Company continues to evaluate the impact of applying FIN 46, additional entities may be identified that would need to be consolidated.

                                       F-8

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 2), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to record fair value.
Changes in the assumptions could affect the fair values of investments.
Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could adversely affect these investments.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Other invested assets include partnership investments and real estate joint ventures which are accounted for on the equity method of accounting.
Undistributed income of these investments is reported in net investment income.
Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

                                       F-9

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The
Company does not hold or issue derivative instruments for trading purposes. (See
Note 9 for a more detailed description of the Company's derivative use.)
Derivative financial instruments in a gain position are reported in the balance sheet in other assets, derivative financial instruments in a loss position are reported in the balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The net amount is reflected in current earnings. The
Company's fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains and losses. The Company's cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities. Derivatives that are either hedging instruments that are carried at fair value or do not qualify as hedges under the new rules are also carried at fair value with changes in value reflected in realized investment gains and losses.

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield.
For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued
because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains and losses.

The Company also purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized gains and losses. The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risk of the host contract, the entire instrument would not otherwise

                                       F-10

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

be re-measured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.
Derivatives embedded in convertible debt securities are classified as fixed maturity securities, consistent with the host instruments.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistently with the risk management strategy as follows. Hedge accounting was generally used to account for derivatives. To qualify for hedge accounting the change in value of the derivative was expected to substantially offset the changes in value of the hedged item. Hedges were monitored to ensure that there was a high correlation between the derivative instruments and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the statement of income.

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains and losses, net of taxes, charged directly to shareholder's equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions-global, regional, or related to specific issuers or industries-could adversely affect these investments. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S.
dollars, the functional currency of the Company.

SEPARATE ACCOUNTS

The Company has separate accounts that primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

DEFERRED ACQUISITION COSTS

Costs of acquiring traditional life, universal life, deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of DAC varies by product

                                       F-11

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

type based upon three different accounting pronouncements: Statement of
Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance
Enterprises" (FAS 60), Statement of Financial Accounting Standards No. 91,
"Accounting for Nonrefundable Fees and Costs Associated with Originating or
Acquiring Loans and Initial Direct Costs of Leases" (FAS 91) and Statement of
Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance
Enterprises for Certain Long Duration Contracts and for Realized Gains and
Losses from the Sale of Investments" (FAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities are amortized employing a level effective yield methodology per FAS 91 as permitted by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated periodically, at least annually, and the actual rate is reset in the following quarter and applied prospectively. A new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.
DAC for these products is currently being amortized over 10-15 years. DAC for universal life is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per FAS 97. Actual profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for this product is currently being amortized over 16-25 years.

DAC relating to traditional life, including term insurance, is amortized in relation to anticipated premiums per FAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for this product is currently being amortized over 5-20 years.

DAC is reviewed to determine if it is recoverable from future income, including investment income, and, if not recoverable, is charged to expense. All other acquisition expenses are charged to operations as incurred. See Note 4.

VALUE OF INSURANCE IN FORCE

The value of insurance in force, reported in other assets, is an asset that was recorded in 1993 at the time of acquisition of TIC and the Company by
Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 4.

                                       F-12

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.1% to 7.9% for these annuity products with a weighted average interest rate of 7.2%, including adverse deviation. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 3.0% to 7.0%, with a weighted average of 6.0%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, certain deferred annuity contracts and structured settlement contracts. For universal life contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued where one or more elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life range from 4.1% to 6.5%, with a weighted average interest rate of 5.7%.

Pension investment and certain annuity contracts do not contain significant insurance risk and are considered investment type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to these investment-type contracts range from 3.0% to 10.0% with a weighted average interest rate of 5.8%.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2002 and 2001, the
Company's liability for guaranty fund assessments was not significant.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state.
Permitted statutory accounting

                                       F-13

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premiums are recognized as revenues when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered income when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in income in a constant relationship to insurance benefits in force.

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                                       F-14

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

2.  INVESTMENTS

FIXED MATURITIES

The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                        GROSS         GROSS
DECEMBER 31, 2002                                      AMORTIZED      UNREALIZED    UNREALIZED         FAIR
($ IN THOUSANDS)                                          COST          GAINS         LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------

AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                          $  423,318     $   21,809     $       90     $  445,037
     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                     217,602          5,958          2,115        221,445
     Obligations of states and political
     subdivisions                                         49,472          7,170              0         56,642
     Debt securities issued by foreign
     governments                                          21,530          2,146            296         23,380
     All other corporate bonds                         2,932,069        157,225         82,175      3,007,119
     All other debt securities                           737,215         35,255         10,926        761,544
     Redeemable preferred stock                            4,595          1,785          1,248          5,132
-------------------------------------------------------------------------------------------------------------
         Total Available For Sale                     $4,385,801     $  231,348     $   96,850     $4,520,299
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                        GROSS         GROSS
DECEMBER 31, 2001                                      AMORTIZED      UNREALIZED    UNREALIZED         FAIR
($ IN THOUSANDS)                                          COST          GAINS         LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------

AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                          $  281,583     $    4,744     $    3,577     $  282,750
     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                     197,703          2,310         10,883        189,130
     Obligations of states and political
     subdivisions                                         44,587          1,903            355         46,135
     Debt securities issued by foreign
     governments                                          53,207          2,454            716         54,945
     All other corporate bonds                         2,112,121         62,649         25,784      2,148,986
     All other debt securities                           613,451         21,378         10,109        624,720
     Redeemable preferred stock                            6,090            365            894          5,561
-------------------------------------------------------------------------------------------------------------
         Total Available For Sale                     $3,308,742     $   95,803     $   52,318     $3,352,227
-------------------------------------------------------------------------------------------------------------

Proceeds from sales of fixed maturities classified as available for sale were
$1.7 billion, $939 million and $844 million in 2002, 2001 and 2000, respectively. Gross gains of $85.6 million, $67.0 million

                                       F-15

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

and $22.4 million and gross losses of $29.9 million, $22.4 million and $31.2 million in 2002, 2001 and 2000, respectively, were realized on those sales.
Additional losses of $66.9 million, $11.5 million and $2.9 million were realized due to other-than-temporary losses in value in 2002, 2001 and 2000, respectively. Impairment activity increased significantly beginning the fourth quarter of 2001 and continued through 2002. Impairments were concentrated in telecommunication and energy company investments.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $840.4 million and $628.2 million at
December 31, 2002 and 2001, respectively.

The amortized cost and fair value of fixed maturities available for sale at
December 31, 2002, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     -----------------------------------------------------------------------
                                                  AMORTIZED        FAIR
     ($ IN THOUSANDS)                               COST           VALUE
     -----------------------------------------------------------------------

     MATURITY:
          Due in one year or less                  $178,198       $180,542
          Due after 1 year through 5 years        1,239,752      1,275,526
          Due after 5 years through 10 years      1,689,810      1,731,046
          Due after 10 years                        856,436        888,148
     -----------------------------------------------------------------------
                                                  3,964,196      4,075,262
     -----------------------------------------------------------------------

          Mortgage-backed securities                423,318        445,037
     -----------------------------------------------------------------------
              Total Maturity                     $4,387,514     $4,520,229
     -----------------------------------------------------------------------

The Company makes significant investments in collateralized mortgage obligations
(CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S.
Treasury securities. The Company's investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2002 and 2001, the Company held CMOs with a fair value of $265.5 million and $212.5 million, respectively. The Company's CMO holdings were 33.4%
and 49.5% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2002 and 2001, respectively. In addition, the Company held $177.8 million and $64.8 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at
December 31, 2002 and 2001, respectively. All of these securities are rated AAA.

                                       F-16

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The
Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31,
2002 and 2001, the Company held cash collateral of $149.0 million and $104.3 million, respectively.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:

----------------------------------------------------------------------------------------
                                                          GROSS       GROSS
                                                        UNREALIZED  UNREALIZED     FAIR
($ IN THOUSANDS)                               COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------------------

DECEMBER 31, 2002
     Common stocks                           $ 2,599     $    37     $   699     $ 1,937
     Non-redeemable preferred stocks          12,340         394         176      12,558
----------------------------------------------------------------------------------------
         Total Equity Securities             $14,939     $   431     $   875     $14,495
----------------------------------------------------------------------------------------

DECEMBER 31, 2001
     Common stocks                           $ 2,643     $    97     $   671     $ 2,069
     Non-redeemable preferred stocks          13,608         439         378      13,669
----------------------------------------------------------------------------------------
         Total Equity Securities             $16,251     $   536     $ 1,049     $15,738
----------------------------------------------------------------------------------------

Proceeds from sales of equity securities were $35.6 million, $6.4 million and
$30.8 million in 2002, 2001 and 2000, respectively. Gross gains and losses on sales and impairments were insignificant.

MORTGAGE LOANS

Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

At December 31, 2002 and 2001, the Company's mortgage loan portfolios consisted of the following:

    ------------------------------------------------------------------
    ($ IN THOUSANDS)                              2002         2001
    ------------------------------------------------------------------
    Current Mortgage Loans                      $130,303     $125,131
    Underperforming Mortgage Loans                 3,775          498
    ------------------------------------------------------------------
         Total                                  $134,078     $125,629
    ------------------------------------------------------------------

                                       F-17

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Aggregate annual maturities on mortgage loans at December 31, 2002 are as shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

       -----------------------------------------------------
       ($ IN THOUSANDS)
       -----------------------------------------------------
       2003                                       $  5,017
       2004                                          8,690
       2005                                          6,380
       2006                                         15,892
       2007                                          6,049
       Thereafter                                   92,050
       -----------------------------------------------------
            Total                                 $134,078
       =====================================================

CONCENTRATIONS

The Company participates in a short-term investment pool maintained by TIC. See
Note 11.

The Company's industry concentrations of investments (primarily fixed maturities), excluding those in federal and government agencies, were as follows at fair value:

       ----------------------------------------------------------------
       ($ IN THOUSANDS)                           2002          2001
       ----------------------------------------------------------------
       Finance                                  $562,179     $286,824
       Electric Utilities                        512,950      447,355
       Media                                     324,008      235,790
       Telecommunications                        304,171      213,644
       Banking                                   265,442      222,581
       ----------------------------------------------------------------

The Company held investments in foreign banks in the amount of $147 million and
$144 million at December 31, 2002 and 2001, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the preceding table include $109 million and $38 million in Electric
Utilities, $35 million and $21 million in Media, and $53 million and $5 million in telecommunications at December 31, 2002 and 2001, respectively; and total below investment grade assets were $413.7 million and $182.3 million at December
31, 2002 and 2001, respectively.

                                       F-18

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

        ($ IN THOUSANDS)
        -------------------------------------------------------------
        At December 31,                            2002         2001
        -------------------------------------------------------------
        STATE
        California                              $42,169      $43,700
        New York                                 22,636       23,129
        -------------------------------------------------------------
        PROPERTY TYPE
        Agricultural                            $79,075      $66,459
        Office                                   44,094       37,243
        -------------------------------------------------------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

RESTRUCTURED INVESTMENTS

Mortgage loan and debt securities which were restructured at below market terms at December 31, 2002 and 2001 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

NET INVESTMENT INCOME

  ------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,
  ($ IN THOUSANDS)                              2002         2001         2000
  ------------------------------------------------------------------------------
  GROSS INVESTMENT INCOME
         Fixed maturities                     $276,818     $217,813     $163,091
         Joint ventures and partnerships        25,746       21,481       34,574
         Mortgage loans                         10,578       11,327       14,776
         Other                                   3,542        3,288        4,398
  ------------------------------------------------------------------------------
           Total gross investment income       316,684      253,909      216,839
  ------------------------------------------------------------------------------
   Investment expenses                           4,738        2,855        2,665
  ------------------------------------------------------------------------------
  Net investment income                       $311,946     $251,054     $214,174
  ------------------------------------------------------------------------------

                                       F-19

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

--------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                              2002         2001        2000
--------------------------------------------------------------------------------------------
REALIZED
       Fixed maturities                                     $(11,185)   $ 33,061    $(11,742)
       Joint ventures and partnerships                       (19,423)     (4,980)     (1,909)
       Mortgage Loans                                            (61)       (707)      3,825
       Other                                                      85      (1,230)      2,430
--------------------------------------------------------------------------------------------
         Total realized investment gains (losses)           $(30,584)   $ 26,144    $ (7,396)
--------------------------------------------------------------------------------------------

Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder's equity were as follows:

--------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                               2002        2001        2000
--------------------------------------------------------------------------------------------
UNREALIZED
     Fixed maturities                                       $ 91,013    $ 14,761    $ 78,278
     Other invested assets                                    22,449     (16,182)      3,159
--------------------------------------------------------------------------------------------
         Total unrealized investment gains (losses)          113,462      (1,421)     81,437
     Related taxes                                            39,712        (497)     28,503
--------------------------------------------------------------------------------------------
     Change in unrealized investment gains (losses)           73,750        (924)     52,934
     Balance beginning of year                                12,698      13,622     (39,312)
--------------------------------------------------------------------------------------------
         Balance end of year                                $ 86,448    $ 12,698    $ 13,622
--------------------------------------------------------------------------------------------

3.  REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a
90%/10% quota share reinsurance program. Maximum retention of $2.5 million for universal life, and in excess of $25.0 million for term insurance is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

                                       F-20

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Total life insurance in-force ceded under reinsurance contracts was $29.3 billion and $23.8 billion at December 31, 2002 and 2001, including $6.0 million and $8.8 million, respectively to TIC. Total life insurance premiums ceded were
$14.9 million, $11.9 million and $8.9 million in 2002, 2001 and 2000, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

The Company also reinsures the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB is
$7.1 billion, of which $4.9 billion or 69% is reinsured at December 31, 2002.
GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $2.2 billion at December 31, 2002, of which $1.9 billion or 86% is reinsured. During 2002, substantially all new contracts written were not reinsured.

4.  DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

The Company has two intangible, amortizable assets, DAC and the value of insurance in force. A summary of DAC follows:

                                  Traditional   Deferred
   ($ IN MILLIONS)                   Life       Annuity       UL        Total
   -----------------------------------------------------------------------------

   Beginning balance
   December 31, 2000                $36.8       $384.4      $158.3    $  579.5

   Commissions and expenses          18.4        202.9       103.0       324.3
   deferred
   Amortization expense              (7.5)       (75.8)       (6.1)      (89.4)

   -----------------------------------------------------------------------------
   Balance December 31, 2001         47.7        511.5       255.2       814.4

   Commissions and expenses          16.5        169.4       130.8       316.7
   deferred
   Amortization expense              (8.9)       (48.8)       (9.3)      (67.0)
   -----------------------------------------------------------------------------
   Balance December 31, 2002        $55.3       $632.1      $376.7    $1,064.1
   -----------------------------------------------------------------------------

The value of insurance in force totaled $12.5 million and $13.4 million at
December 31, 2002 and 2001, respectively, and was reported in other assets.
Amortization expense of value of insurance in force was insignificant for 2002 and 2001.

5.  DEPOSIT FUNDS AND RESERVES

At December 31, 2002 and 2001, the Company had $5.0 billion and $3.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.6 billion and $1.5 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders.
Included in the amounts that are subject to discretionary withdrawal were $2.4 billion and $1.6 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $.9 billion and $.6 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals with an average surrender charge of 4.2% and 4.9%, respectively. In the payout stage these funds are credited at significantly reduced credited rates. The remaining $.1 billion in 2002 is surrenderable without charge. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for

                                       F-21

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

6.  FEDERAL INCOME TAXES

The net deferred tax liabilities at December 31, 2002 and 2001 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

  ($ IN THOUSANDS)                                        2002          2001
  ------------------------------------------------------------------------------
  Deferred Tax Assets:
       Benefit, reinsurance and other reserves          $151,454      $180,468
       Other                                               2,286         1,904
  ------------------------------------------------------------------------------
           Total                                         153,740       182,372
  ------------------------------------------------------------------------------

  Deferred Tax Liabilities:
       Investments, net                                  (48,363)      (19,938)
       Deferred acquisition costs and value of
         insurance in force                             (303,652)     (231,454)
       Other                                              (1,075)       (1,071)
  ------------------------------------------------------------------------------
           Total                                        (353,090)     (252,463)
  ------------------------------------------------------------------------------

  Net Deferred Tax Liability                           $(199,350)     $(70,091)
  ------------------------------------------------------------------------------

TIC and its subsidiaries, including the Company, file a consolidated federal income tax return with Citigroup Inc. Federal income taxes are allocated to each member of the consolidated group, according to the Tax Sharing Agreement, on a separate return basis adjusted for credits and other amounts required by the
Agreement.

At December 31, 2002 and 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately
$2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

7.  SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net loss was $133.9 million, $73.4 million and $66.2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Statutory capital and surplus was $397 million and $407 million at December 31,
2002 and 2001, respectively.

                                       F-22

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance
Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE
JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioner (see Note 1, Summary of Significant Accounting
Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2003 without prior approval of the State of
Connecticut Insurance Department.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner
Sources were as follows:

                                                                NET                         ACCUMULATED
                                                             UNREALIZED      DERIVATIVE    OTHER CHANGES
                                                           GAIN (LOSS) ON    INSTRUMENTS   IN EQUITY FROM
                                                             INVESTMENT      & HEDGING        NONOWNER
($ IN THOUSANDS)                                             SECURITIES      ACTIVITIES       SOURCES
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 1999                                     $(39,312)      $     --       $(39,312)
Unrealized gains on investment securities,
   net of tax of $25,914                                         48,127             --         48,127
Reclassification adjustment for losses
    included in net income, net of tax of $2,589                  4,807             --          4,807
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                    52,934             --         52,934
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2000                                       13,622             --         13,622
Cumulative effect of change in accounting for derivative
   instruments and hedging activities, net of tax of $33             --             62             62
Unrealized gains on investment securities,
   net of tax of $8,653                                          16,070             --         16,070
Reclassification adjustment for gains
    included in net income, net of tax of $(9,150)              (16,994)            --        (16,994)
Derivative instrument hedging activity gains, net of
    tax of $1,789                                                    --          3,324          3,324
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                      (924)         3,386          2,462
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2001                                       12,698          3,386         16,084
Unrealized gains on investment securities,
   net of tax of $29,008                                         53,871             --         53,871
Reclassification adjustment for losses
   included in net income, net of tax of $10,704                 19,879             --         19,879
Derivative instrument hedging activity gains, net of
   tax of $2,750                                                     --          5,107          5,107
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                    73,750          5,107         78,857
---------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                                     $ 86,448       $  8,493       $ 94,941
=========================================================================================================

                                       F-23

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

8.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan, a non-qualified pension plan and other postretirement benefits to retired employees through plans sponsored by Citigroup. The Company's share of net expense for these plans was not significant for 2002, 2001 and 2000.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a
401(k) savings plan sponsored by Citigroup. See Note 11. The Company's expenses in connection with the 401(k) savings plan were not significant in 2002, 2001 and 2000.

9.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions.
These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

                                       F-24

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the
Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts to exchange foreign currency for
U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2002 and 2001:

                                        Year Ended          Year Ended
   ($ IN MILLIONS)                      December 31, 2002   December 31, 2001
   --------------------------------------------------------------------------
   Hedge ineffectiveness recognized
     related to fair value hedges             $(5.2)              $1.9
   Hedge ineffectiveness recognized
     related to cash flow hedges                1.1                (.4)

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended
December 31, 2001 there were no discontinued forecasted transactions.

Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2002 is not significant.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For swaps, options and forward contracts, credit risk is limited to the amount that it would cost the
Company to replace the contacts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

The Company had interest rate and equity options, net of intercompany balances, with fair values of $161.7 million and $67.4 million, at December 31, 2002 and
2001, respectively.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The notional values of loan commitments at December 31, 2002 and 2001 were $23.9 million and
$0 respectively. The notional values of unfunded commitments were $35.5 million and $43.8 million at December 31, 2002 and 2001, respectively.

                                       F-25

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

At December 31, 2002, investments in fixed maturities had a carrying value and a fair value of $4.5 billion compared with a carrying value and a fair value of
$3.4 billion at December 31, 2001. See Notes 1 and 2.

At December 31, 2002, mortgage loans had a carrying value of $134.1 million and a fair value of $148.0 million and at December 31, 2001 had a carrying value of
$125.6 million and a fair value of $131.6 million. In estimating fair value, the
Company used interest rates reflecting the current real estate financing market.

The carrying values of short-term securities were $475.4 million and $206.8 million in 2002 and 2001, respectively, which approximated their fair values.
Policy loans which are included in other invested assets had carrying values of
$27.4 million and $16.3 million in 2002 and 2001, respectively, which also approximated their fair values.

The carrying values of $151.5 million and $133.7 million of financial instruments classified as other assets approximated their fair values at
December 31, 2002 and 2001, respectively. The carrying values of $319.8 million and $208.1 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2002 and 2001, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

At December 31, 2002, contractholder funds with defined maturities had a carrying value of $2.7 billion and a fair value of $2.9 billion, compared with a carrying value of $1.9 billion and a fair value of $1.9 billion at December 31,
2001. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $1.1 billion and a fair value of $926 million at December 31, 2002, compared with a carrying value of $806 million and a fair value of $675 million at December 31, 2001. These contracts generally are valued at surrender value.

10.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's results of operations, financial condition or liquidity.

                                       F-26

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  RELATED PARTY TRANSACTIONS

TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, Citigroup and certain of its subsidiaries provide investment management and accounting services, data processing services, benefit management and administration, property management and investment technology services to the Company as of
December 31, 2002. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. Charges for these services are shared by the Company and TIC on cost allocation methods, based generally on estimated usage by department and were insignificant in 2002, 2001 and 2000.

TIC maintains a short-term investment pool in which the Company participates.
The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2002 and 2001, the pool totaled approximately
$4.2 billion and $5.6 billion, respectively. The Company's share of the pool amounted to $356.0 million and $90.6 million at December 31, 2002 and 2001, respectively, and is included in short-term securities in the balance sheet.

At December 31, 2002 and 2001, the Company had investments in Tribeca Citigroup
Investments Ltd., an affiliate of the Company, in the amounts of $26.7 million and $34.0 million, respectively. Income of $1.9 million, $4.5 million and $7.2 million was earned on these investments in 2002, 2001 and 2000, respectively.
The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $24.1 million and $40.1 million at December 31, 2002 and 2001, respectively. Income of $19.8 million, $8.5 million and $6.8 million was earned on these investments in 2002, 2001 and 2000, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

At December 31, 2002 and 2001 the Company had outstanding loaned securities to
SSB in the amount of $10.2 million and $6.5 million, respectively.

The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2002 and 2001.

The Company's Travelers Target Maturity (TTM) Modified Guaranteed Annuity
Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the
Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

The Company sold structured settlement annuities to its former property casualty insurance affiliates. Policy reserves and contractholder fund liabilities associated with these structured settlements were $607 million at December 31,
2001.

The Company distributes fixed and variable annuity products through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $.8 billion, $1.2 billion and $1.6 billion in 2002, 2001 and 2000, respectively. The Company also markets term and universal life products through
SSB. Premiums related to such products were $87.2 million, $74.5 million and
$59.3 million in 2002, 2001 and 2000, respectively.

                                       F-27

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also distributes deferred annuity products through its affiliates
Primerica Financial Services (PFS), CitiStreet Retirement Services and Citibank,
N.A. (Citibank). Deposits received from PFS were $662 million, $738 million and
$844 million in 2002, 2001 and 2000, respectively. Deposits from Citibank and
CitiStreet Retirement Services were $117 million and $184 million respectively for 2002, $166 million and $136 million, respectively, for 2001, and $131 million and $220 million, respectively, for 2000.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup
Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and
Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income was insignificant in 2002,
2001 and 2000.

Prior to the IPO of TPC, most leasing functions for TIC and its subsidiaries, including the Company, were handled by its property casualty insurance subsidiaries. Rent expense related to these leases was shared by the companies on a cost allocation method based generally on estimated usage by department. In
2002, TIC sold its home office buildings in Hartford, Connecticut and now leases space from a third party. The Company's rent expense was insignificant in 2002,
2001 and 2000.

12.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

The following table reconciles net income to net cash used in operating activities:

  -------------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                               2002          2001          2000
  ($ IN THOUSANDS)
  -------------------------------------------------------------------------------------------------
  Net Income                                                 $ 103,370     $ 115,160     $  90,905
     Adjustments to reconcile net income to cash used in
     operating activities:
         Realized (gains) losses                                30,584       (26,144)        7,396
         Deferred federal income taxes                          86,797        80,096        36,748
         Amortization of deferred policy acquisition costs      66,972        89,475        68,254
         Additions to deferred policy acquisition costs       (316,721)     (324,277)     (297,733)
         Investment income accrued                             (35,133)      (39,875)      (27,812)
         Insurance reserves                                     (9,000)      (14,382)      (18,487)
         Other                                                  72,190        11,398          (675)
  -------------------------------------------------------------------------------------------------
         Net cash used in operations                         $    (941)    $(108,549)    $(141,404)
  -------------------------------------------------------------------------------------------------

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE.

     None.

                                       F-28

         INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

                                                                                               PAGE
The Travelers Life and Annuity Company
     Independent Auditors' Report                                                               F-1
     Statements of Income                                                                       F-2
     Balance Sheets                                                                             F-3
     Statements of Changes in Shareholder's Equity                                              F-4
     Statements of Cash Flows                                                                   F-5
     Notes to Financial Statements                                                              F-6

Independent Auditors' Report                                                                   F-30

Schedule I - Summary of Investments - Other than Investments in Related Parties 2002           F-31

Schedule III - Supplementary Insurance Information 2000-2002                                   F-32

Schedule IV - Reinsurance 2000-2002                                                            F-33

All other schedules are inapplicable for this filing.

                                      F-29

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of January 21, 2003, we reported on the balance sheets of The
Travelers Life and Annuity Company as of December 31, 2002 and 2001, and the
related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002, which are included in this Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-30

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002
                                ($ IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT SHOWN IN
TYPE OF INVESTMENT                                              COST        VALUE     BALANCE SHEET (1)
-------------------------------------------------------------------------------------------------------

Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
            authorities                                      $  470,768   $  486,651    $  486,651
         States, municipalities and political subdivisions       49,472       56,642        56,642
         Foreign governments                                     21,530       23,380        23,380
         Public utilities                                       425,661      398,706       398,706
         Convertible bonds and bonds with warrants attached      30,170       31,063        31,063
         All other corporate bonds                            3,381,892    3,518,725     3,518,725
-------------------------------------------------------------------------------------------------------
              Total Bonds                                     4,379,493    4,515,167     4,515,167
     Redeemable Preferred Stocks                                  4,595        5,132         5,132
-------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                               4,384,088    4,520,299     4,520,299
-------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Industrial, miscellaneous and all other                  2,599        1,937         1,937
-------------------------------------------------------------------------------------------------------
              Total Common Stocks                                 2,599        1,937         1,937
     Non-Redeemable Preferred Stocks                             12,340       12,558        12,558
-------------------------------------------------------------------------------------------------------
         Total Equity Securities                                 14,939       14,495        14,495
-------------------------------------------------------------------------------------------------------

Mortgage Loans                                                  134,078                    134,078
Policy Loans                                                     27,491                     27,491
Short-Term Securities                                           475,365                    475,365
Other Investments (2) (3)                                       303,621                    302,996
-------------------------------------------------------------------------------------------------------
         Total Investments                                   $5,339,582                 $5,474,724
=======================================================================================================

(1) Determined in accordance with methods described in Notes 1 and 2 of Notes to
    Financial Statements.

(2) Excludes cost and carrying value of investments in related parties of
    $53,106 and $54,129, respectively.

(3) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                                       F-31

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                    2000-2002
                                ($ IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------
                                       FUTURE POLICY                                        BENEFITS, CLAIMS,
                                       BENEFITS, LOSSES,                   NET INVESTMENT   LOSSES AND
                 DEFERRED POLICY       CLAIMS AND LOSS       PREMIUM       INCOME           SETTLEMENT
                 ACQUISITION COSTS     EXPENSES (1)          REVENUE                        EXPENSES (2)
---------------------------------------------------------------------------------------------------------------

     2002           $1,064,118           $5,031,775          $42,893         $311,946         $275,123

     2001             $814,369           $3,665,426          $39,222         $251,054         $214,722

     2000             $579,567           $2,621,187          $33,941         $214,174         $155,982

---------------------------------------------------------

                                 OTHER
 AMORTIZATION OF DEFERRED        OPERATING     PREMIUMS
 POLICY ACQUISITION COSTS        EXPENSES      WRITTEN
---------------------------------------------------------

        $66,972                  $32,352       $42,893

        $89,475                  $23,404       $39,222

        $68,254                  $14,095       $33,941

(1) Includes contractholder funds.

(2) Includes interest credited on contractholder funds.

                                       F-32

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE IV
                                   REINSURANCE
                                ($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                ASSUMED                   PERCENTAGE
                                                 CEDED TO        FROM                     OF AMOUNT
                                    GROSS          OTHER         OTHER         NET         ASSUMED
                                    AMOUNT       COMPANIES     COMPANIES      AMOUNT       TO NET
----------------------------------------------------------------------------------------------------

2002
----

Life Insurance In Force            $35,807,212   $29,261,075     $  --       $6,546,137       --%
Premiums:
     Annuity                           $ 4,515       $    --     $  --          $ 4,515
     Individual life                    53,310        14,932        --           38,378
                                       -------       -------     -----          -------
         Total Premiums                $57,825       $14,932     $  --          $42,893       --%
                                       =======       =======     =====          =======

2001
----

Life Insurance In Force            $28,793,622   $23,818,768     $  --       $4,974,854       --%
Premiums:
     Annuity                           $ 3,319       $    --     $  --          $ 3,319
     Individual Life                    47,826        11,923                     35,903
                                       -------       -------     -----          -------
         Total Premiums                $51,145       $11,923     $  --          $39,222       --%
                                       =======       =======     =====          =======

2000
----

Life Insurance In Force            $21,637,160   $17,355,206     $  --       $4,281,954       --%
Premiums:
     Annuity                           $ 6,034       $    --     $  --          $ 6,034
     Individual life                    36,770         8,863        --           27,907
                                       -------       -------     -----          -------
         Total Premiums                $42,804       $ 8,863     $  --          $33,941       --%
                                       =======       =======     =====          =======

                                       F-33

PART C

Other Information

Item 27.	Exhibits

Exhibit Letter	Description

a.	Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

b.	Not applicable.

c.1.	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit c.1 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56958 filed February 7, 2003.)

c.2.	Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

d.1	Form of Variable Life Insurance Contract. (Incorporated herein by reference to Exhibit d.1 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-96521 filed February 19, 2003.)

d.2.	Riders. (Incorporated herein by reference to Exhibit d.2 thru d.14 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-96517, filed February 7, 2003.)

e.	Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit e to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-96517, filed February 10, 2003.)

f.1.	Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1997.)

f.2.	By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1997.)

g.	Specimen Reinsurance Contracts. (Incorporated herein by reference to Exhibit g to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

h.	Specimen Participation Agreement. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-69773, filed February 14, 2003.)

i.	Administrative Contracts. Not applicable.

j.	None.

k.	Opinion of Counsel regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-96521 filed February 19, 2003.)

l.	Actuarial Opinions. Filed herewith.

m.	Calculations. Filed herewith.

n.	Other Opinions. Consent of KPMG LLP, Independent Auditors. Filed herewith.

o.	Omitted Financial Statements. Not applicable.

p.	Initial Capital Agreements. Not applicable.

q.	Redeemability Exemption. Filed herewith.

r.1.	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit r.1 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 File No. 333-69773, filed February 19, 2003.)

Item 28.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Insurance Company

George C. Kokulis	Director, President and Chief Executive Officer

Glenn D. Lammey	Director, Executive Vice President, Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston	Director and Executive Vice President

Edward W. Cassidy	Senior Vice President

Marla Berman Lewitus	Director, Senior Vice President and General Counsel

Brendan Lynch	Senior Vice President

Laura A. Pantaleo	Senior Vice President

David A. Tyson	Senior Vice President

F. Denney Voss	Senior Vice President

David A. Golino	Vice President and Controller

Gene Lunman	Vice President

Mark Reilly	Vice President and Actuary

Anthony Cocolla	Vice President

Tim W. Still	Vice President

Mahir Dugentas	Actuary

Lawrence N. Segal	Actuary

Ernest J. Wright	Vice President and Secretary

Kathleen A. McGah	Assistant Secretary and Deputy General Counsel

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.

Item 30.	Indemnification

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriter

(a)	Travelers Distribution LLC

One Cityplace

Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Se parate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)	Name and Principal Business Address*	Positions and Offices With Underwriter

	Kathleen L. Preston	Board of Manager

	Glenn D. Lammey	Board of Manager

	William F. Scully III	Board of Manager

	Donald R. Munson, Jr.	Board of Manager, President, Chief Executive Officer and Chief Operating Officer

	Tim W. Still	Vice President

	Anthony Cocolla	Vice President

	John M. Laverty	Treasurer and Chief Financial Officer

	Alison K. George	Chief Compliance Officer

	Ernest J. Wright	Secretary

	Kathleen A. McGah	Assistant Secretary

	William D. Wilcox	Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c)	Travelers Distribution LLC (“TDLLC”), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

Item 32.	Location of Accounts and Records

(1)	The Travelers Life and Annuity Company

One Cityplace

Hartford, Connecticut 06103-3415

Item 33.	Management Services

Not Applicable.

Item 34.	Fee Representation

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 22nd day of April, 2003.

THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
(Registrant)

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Depositor)

By:	*GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 22nd day of April, 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

By:    /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Exhibit letter	Description	Method of Filing
l.	Actuarial Opinions.	Electronically
m.	Calculations.	Electronically
n.	Consent of KPMG LLP, Independent Auditors	Electronically
q.	Redeemability.	Electronically